EXHIBIT 99

                           PRICE AND YIELD TABLES


GSR0205 - Price/Yield - A1A

Balance      $169,972,000.00       Delay                    0                      Coupon          IF CURMONTH LE 83 THEN 2.661
Coupon       2.661                 Dated                    6/27/02                                     ELSE CMT_1YR + 1.75
Settle       6/27/02               First Payment            7/25/02
---------------------------------------------------------------------------------------------------------------------------------
Price         10 CPR,          15 CPR,          20 CPR,          25 CPR,        )   30 CPR,          35 CPR,
              Call (Y)         Call (Y)         Call (Y)         Call (Y)           Call (Y)         Call (Y)
---------------------------------------------------------------------------------------------------------------------------------
99-12           3.143            3.353           3.572            3.799               4.036           4.281      Yield
99-12              22               88             131              167                 199             226      Spread
99-16           3.049            3.217           3.392            3.573               3.762           3.957      Yield
99-16              13               74             113              145                 171             193      Spread
99-20           2.955            3.081           3.212            3.347               3.489           3.635      Yield
99-20               3               61              95              122                 144             161      Spread
99-24           2.862            2.946           3.033            3.123               3.217           3.314      Yield
99-24              -6               47              77              100                 117             129      Spread
99-28           2.769             2.81           2.854            2.899               2.946           2.994      Yield
99-28             -15               34              59               77                  90              97      Spread
100-00          2.676            2.675           2.675            2.675               2.675           2.675      Yield
100-00            -25               20              42               55                  62              65      Spread
100-04          2.583            2.541           2.497            2.452               2.405           2.357      Yield
100-04            -34                7              24               33                  36              33      Spread
100-08           2.49            2.407            2.32             2.23               2.137            2.04      Yield
100-08            -43               -7               6               10                   9               1      Spread
100-12          2.398            2.273           2.143            2.009               1.869           1.724      Yield
100-12            -52              -20             -12              -12                 -18             -30      Spread
100-16          2.306            2.139           1.966            1.788               1.601           1.409      Yield
100-16            -62              -33             -29              -34                 -45             -62      Spread
100-20          2.214            2.006            1.79            1.567               1.335           1.095      Yield
100-20            -71              -47             -47              -56                 -72             -93      Spread

WAL              1.40             0.95            0.72             0.57                0.47            0.40
Principal       Jul02            Jul02            Jul02            Jul02              Jul02            Jul02
Window         - May05          - Jun04          - Dec03          - Aug03            - Jun03          - Apr03

CMT_1YR          2.27              2.27            2.27             2.27                2.27            2.27



---------------------------------------------------------------------------------------------------------------------------------
Price          40 CPR,           50 CPR,          55 CPR,            60 CPR,           70 CPR,         80 CPR,
               Call (Y)          Call (Y)         Call (Y)           Call (Y)          Call (Y)        Call (Y)
---------------------------------------------------------------------------------------------------------------------------------
99-12            4.538            5.093             5.405             5.707              6.424          7.282     Yield
99-12              255              315               347               378                451            538     Spread
99-16            4.163            4.605             4.855             5.095              5.666           6.35     Yield
99-16              217              266               292               317                375            445     Spread
99-20            3.789             4.12             4.306             4.486              4.912          5.422     Yield
99-20              180              217               237               256                300            352     Spread
99-24            3.416            3.636             3.761             3.879              4.162          4.501     Yield
99-24              142              169               183               195                225            260     Spread
99-28            3.045            3.154             3.217             3.275              3.416          3.584     Yield
99-28              105              121               128               135                150            168     Spread
100-00           2.675            2.675             2.676             2.674              2.674          2.674     Yield
100-00              68               73                74                75                 76             77     Spread
100-04           2.306            2.197             2.137             2.076              1.936          1.768     Yield
100-04              31               25                20                15                  2            -13     Spread
100-08           1.938            1.721               1.6              1.48              1.201          0.868     Yield
100-08              -5              -23               -33               -45                -71           -103     Spread
100-12           1.572            1.247             1.066             0.887               0.47         -0.026     Yield
100-12             -42              -70               -87              -104               -144           -193     Spread
100-16           1.207            0.774             0.534             0.297             -0.257         -0.916     Yield
100-16             -79             -117              -140              -163               -217           -282     Spread
100-20           0.843            0.304             0.004            -0.291              -0.98           -1.8     Yield
100-20            -115             -164              -193              -222               -289           -370     Spread

WAL               0.34             0.27              0.24              0.21               0.17           0.14
Principal        Jul02             Jul02            Jul02              Jul02             Jul02           Jul02
Window          - Feb03           - Dec02          - Dec02            - Nov02           - Oct02         - Sep02

CMT_1YR            2.27             2.27                                2.27               2.27           2.27


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0205 - Price/Yield - A1B

Balance           $144,660,000.00        Delay                0                    Coupon           IF CURMONTH LE 83 THEN 3.605
Coupon            3.605                  Dated                6/27/02                                   ELSE CMT_1YR + 1.75
Settle            6/27/02                First Payment        7/25/02
---------------------------------------------------------------------------------------------------------------------------------
Price            10 CPR,           15 CPR,              20 CPR,              25 CPR,            30 CPR,           35 CPR,
                 Call (Y)          Call (Y)             Call (Y)             Call (Y)           Call (Y)          Call (Y)
---------------------------------------------------------------------------------------------------------------------------------
99-12            3.785              3.851                3.92                3.993               4.071            4.155    Yield
99-12               28                 35                  42                   66                 106              137    Spread
99-16            3.755              3.807               3.862                3.921               3.983             4.05    Yield
99-16               25                 30                  36                   59                  97              127    Spread
99-20            3.724              3.763               3.805                3.849               3.895            3.945    Yield
99-20               22                 26                  30                   51                  88              116    Spread
99-24            3.693              3.719               3.747                3.776               3.807             3.84    Yield
99-24               19                 22                  24                   44                  79              106    Spread
99-28            3.663              3.676               3.689                3.704                3.72            3.736    Yield
99-28               16                 17                  19                   37                  70               96    Spread
100-00           3.632              3.632               3.632                3.632               3.632            3.632    Yield
100-00              13                 13                  13                   30                  62               85    Spread
100-04           3.602              3.589               3.575                 3.56               3.545            3.528    Yield
100-04              10                  9                   7                   22                  53               75    Spread
100-08           3.571              3.545               3.518                3.488               3.457            3.424    Yield
100-08               7                  4                   2                   15                  44               64    Spread
100-12           3.541              3.502                3.46                3.417                3.37            3.321    Yield
100-12               4                  0                  -4                    8                  36               54    Spread
100-16            3.51              3.458               3.403                3.345               3.283            3.217    Yield
100-16               1                 -4                 -10                    1                  27               44    Spread
100-20            3.48              3.415               3.346                3.274               3.196            3.114    Yield
100-20              -2                 -9                 -16                   -6                  18               33    Spread

WAL               4.52               3.09                2.31                 1.83                1.49             1.25
Principal         May05             Jun04                Dec03                Aug03              Jun03             Apr03
   Window        - Oct08           - Oct06              - Sep05              - Jan05            - Jul04           - Mar04

CMT_1YR           2.27               2.27                2.27                 2.27                2.27             2.27


Price           40 CPR,              50 CPR,            55 CPR,            60 CPR,             70 CPR,           80 CPR,
                Call (Y)             Call (Y)           Call (Y)           Call (Y)            Call (Y)          Call (Y)
99-12            4.244               4.444               4.556             4.684                4.981            5.387    Yield
99-12              166                 211                 231               252                  293              338    Spread
99-16            4.121               4.281                4.37             4.472                4.709            5.034    Yield
99-16              154                 195                 213               231                  266              303    Spread
99-20            3.998               4.118               4.185             4.262                4.439            4.682    Yield
99-20              141                 179                 194               210                  239              268    Spread
99-24            3.876               3.956                   4             4.051                4.169            4.331    Yield
99-24              129                 162                 176               189                  212              232    Spread
99-28            3.754               3.794               3.816             3.841                  3.9             3.98    Yield
99-28              117                 146                 157               168                  185              197    Spread
100-00           3.632               3.632               3.632             3.632                3.632            3.631    Yield
100-00             105                 130                 139               147                  158              163    Spread
100-04            3.51                3.47               3.449             3.423                3.364            3.283    Yield
100-04              93                 114                 121               126                  131              128    Spread
100-08           3.389               3.309               3.266             3.214                3.097            2.936    Yield
100-08              81                  98                 102               105                  104               93    Spread
100-12           3.268               3.149               3.083             3.006                2.831            2.591    Yield
100-12              68                  82                  84                84                   78               58    Spread
100-16           3.147               2.988               2.901             2.799                2.565            2.246    Yield
100-16              56                  66                  66                63                   51               24    Spread
100-20           3.026               2.828               2.719             2.592                  2.3            1.902    Yield
100-20              44                  50                  48                43                   25              -10    Spread

WAL               1.06                0.80                0.70              0.61                 0.48             0.37
Principal        Feb03                Dec02              Dec02              Nov02               Oct02             Sep02
   Window       - Dec03              - Aug03            - Jun03            - Apr03             - Feb03           - Dec02

CMT_1YR           2.27                2.27                                  2.27                 2.27             2.27


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0205 - Price/Yield - A1C

Balance      $262,102,000.00      Delay                  24                  Coupon            IF CURMONTH LE 83 THEN 5.472
Coupon       5.472                Dated                  6/1/02                                     ELSE CMT_1YR + 1.75
Settle       6/27/02              First Payment          7/25/02

---------------------------------------------------------------------------------------------------------------------------------
Price         10 CPR,           15 CPR,            20 CPR,           25 CPR,           30 CPR,            35 CPR,
              Call (Y)          Call (Y)           Call (Y)          Call (Y)          Call (Y)           Call (Y)
---------------------------------------------------------------------------------------------------------------------------------
99-28            5.492            5.489             5.484             5.477              5.468             5.457       Yield
99-28               39               48                61                76                 99               122       Spread
100-00           5.469            5.465             5.458             5.448              5.434             5.416       Yield
100-00              37               45                59                73                 95               118       Spread
100-04           5.447            5.442             5.431             5.418              5.399             5.376       Yield
100-04              35               43                56                70                 92               114       Spread
100-08           5.425            5.418             5.405             5.389              5.365             5.336       Yield
100-08              32               41                53                67                 88               110       Spread
100-12           5.403            5.394             5.379             5.359              5.331             5.296       Yield
100-12              30               38                51                65                 85               106       Spread
100-16           5.381            5.371             5.353              5.33              5.297             5.256       Yield
100-16              28               36                48                62                 81               102       Spread
100-20           5.359            5.347             5.327               5.3              5.263             5.215       Yield
100-20              26               34                45                59                 78                98       Spread
100-24           5.337            5.324             5.301             5.271              5.228             5.176       Yield
100-24              24               31                43                56                 75                94       Spread
100-28           5.315              5.3             5.275             5.242              5.194             5.136       Yield
100-28              21               29                40                53                 71                90       Spread
101-00           5.293            5.277             5.249             5.213              5.161             5.096       Yield
101-00              19               26                38                50                 68                86       Spread
101-04           5.271            5.254             5.223             5.183              5.127             5.056       Yield
101-04              17               24                35                47                 64                82       Spread

WAL               6.89             6.40              5.70              4.98               4.20              3.51

Principal        Oct08            Oct06              Sep05             Jan05             Jul04              Mar04
   Window        - May09          - May09            - May09           - May09           - Sep08            - Sep07

CMT_1YR           2.27             2.27              2.27              2.27               2.27              2.27


---------------------------------------------------------------------------------------------------------------------------------
Price           40 CPR,            50 CPR,           55 CPR,           60 CPR,           70 CPR,           80 CPR,,
                Call (Y)           Call (Y)          Call (Y)          Call (Y)          Call (Y)          Call (Y)
---------------------------------------------------------------------------------------------------------------------------------
99-28             5.444             5.416                5.4            5.381              5.337            5.278       Yield
99-28               142               183                199              220                251              271       Spread
100-00            5.397             5.354              5.331            5.301              5.234            5.145       Yield
100-00              137               176                192              212                240              258       Spread
100-04             5.35             5.293              5.261            5.222              5.132            5.013       Yield
100-04              133               170                185              204                230              245       Spread
100-08            5.303             5.232              5.191            5.142               5.03             4.88       Yield
100-08              128               164                179              196                220              232       Spread
100-12            5.257             5.171              5.122            5.063              4.929            4.748       Yield
100-12              123               158                172              188                210              218       Spread
100-16             5.21              5.11              5.053            4.984              4.827            4.617       Yield
100-16              119               152                165              180                200              205       Spread
100-20            5.163             5.049              4.984            4.905              4.726            4.486       Yield
100-20              114               146                158              173                190              192       Spread
100-24            5.117             4.988              4.915            4.826              4.625            4.354       Yield
100-24              109               140                151              165                179              179       Spread
100-28             5.07             4.928              4.846            4.748              4.524            4.224       Yield
100-28              105               134                144              157                169              166       Spread
101-00            5.024             4.867              4.777            4.669              4.423            4.093       Yield
101-00              100               128                137              149                159              153       Spread
101-04            4.978             4.807              4.708            4.591              4.322            3.963       Yield
101-04               95               122                130              141                149              140       Spread

WAL                2.97              2.22               1.94             1.69               1.30             0.99

Principal        Dec03              Aug03             Jun03             Apr03             Feb03             Dec02
   Window        - Nov06            - Oct05           - May05           - Dec04           - May04           - Dec03

CMT_1YR            2.27              2.27                                2.27              2.27              2.27


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0205 - Price/Yield - A2

Balance       $171,544,000.00    Delay                   24               Coupon          IF CURMONTH LE 96 THEN 5.358
Coupon        5.358              Dated                   6/1/02                                ELSE CMT_1YR + 1.75
Settle        6/27/02            First Payment           7/25/02
---------------------------------------------------------------------------------------------------------------------------------
Price         10 CPR,           15 CPR,            20 CPR,           25 CPR,           30 CPR,            35 CPR,
              Call (Y)          Call (Y)           Call (Y)          Call (Y)          Call (Y)           Call (Y)
---------------------------------------------------------------------------------------------------------------------------------

100-12            5.246            5.214             5.178             5.135              5.079             5.019       Yield
100-12               49               71                91               110                136               154       Spread
100-16            5.217             5.18             5.138             5.087              5.021             4.951       Yield
100-16               46               67                87               106                131               147       Spread
100-20            5.188            5.145             5.097             5.039              4.964             4.884       Yield
100-20               43               64                83               101                125               140       Spread
100-24            5.159            5.111             5.057             4.991              4.907             4.816       Yield
100-24               40               60                79                96                119               133       Spread
100-28             5.13            5.076             5.016             4.943               4.85             4.749       Yield
100-28               38               57                75                91                114               127       Spread
101-00            5.101            5.042             4.976             4.896              4.793             4.683       Yield
101-00               35               54                71                87                108               120       Spread
101-04            5.072            5.008             4.936             4.849              4.736             4.616       Yield
101-04               32               50                67                82                102               113       Spread
101-08            5.043            4.974             4.896             4.801               4.68             4.549       Yield
101-08               29               47                63                77                 97               107       Spread
101-12            5.014             4.94             4.856             4.754              4.623             4.483       Yield
101-12               26               43                59                72                 91               100       Spread
101-16            4.986            4.906             4.816             4.707              4.567             4.417       Yield
101-16               23               40                55                68                 85                93       Spread
101-20            4.957            4.872             4.776              4.66              4.511              4.35       Yield
101-20               20               37                51                63                 80                87       Spread

WAL                5.16             4.29              3.59              2.98               2.44              2.04
Principal
   Window  Jul02 - Jun10      Jul02 - Jun10     Jul02 - Jun10     Jul02 - Jan10      Jul02 - Sep08        Jul02 - Sep07

CMT_1YR        2.27               2.27              2.27              2.27                2.27                 2.27


---------------------------------------------------------------------------------------------------------------------------------
Price           40 CPR,            50 CPR,           55 CPR,           60 CPR,           70 CPR,           80 CPR,,
                Call (Y)           Call (Y)          Call (Y)          Call (Y)          Call (Y)          Call (Y)
---------------------------------------------------------------------------------------------------------------------------------
100-12           4.953               4.808                4.726          4.629               4.407            4.111     Yield
100-12             174                 198                  205            206                 184              155     Spread
100-16           4.874               4.705                4.609          4.495               4.236             3.89     Yield
100-16             166                 188                  193            193                 167              133     Spread
100-20           4.796               4.602                4.492          4.363               4.066            3.671     Yield
100-20             158                 178                  181            180                 150              111     Spread
100-24           4.717               4.499                4.375           4.23               3.896            3.452     Yield
100-24             150                 167                  170            167                 133               89     Spread
100-28           4.639               4.397                4.259          4.098               3.727            3.233     Yield
100-28             142                 157                  158            153                 116               67     Spread
101-00           4.561               4.295                4.143          3.966               3.558            3.015     Yield
101-00             135                 147                  146            140                  99               45     Spread
101-04           4.484               4.193                4.028          3.834                3.39            2.798     Yield
101-04             127                 137                  135            127                  83               23     Spread
101-08           4.406               4.092                3.912          3.703               3.222            2.582     Yield
101-08             119                 127                  123            114                  66                2     Spread
101-12           4.329                3.99                3.797          3.572               3.054            2.366     Yield
101-12             111                 116                  112            101                  49              -20     Spread
101-16           4.252               3.889                3.683          3.442               2.887            2.151     Yield
101-16             104                 106                  100             88                  32              -41     Spread
101-20           4.175               3.789                3.568          3.312               2.721            1.936     Yield
101-20              96                  96                   89             75                  16              -63     Spread

WAL               1.73                1.29                 1.13           0.99                0.76             0.58
Principal
   Window     Jul02 - Nov06      Jul02 - Oct05        Jul02 - May05   Jul02 - Dec04       Jul02 - May04    Jul02 - Dec03

CMT_1YR           2.27                2.27                                2.27                2.27             2.27

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0205 - Price/Yield - B1

Balance           $5,344,000.00            Delay                    24
Coupon            5.502                    Dated                    6/1/02
Settle            6/27/02                  First Payment            7/25/02
---------------------------------------------------------------------------------------------------------------------------------
Price         10 CPR,           15 CPR,            20 CPR,           25 CPR,           30 CPR,            35 CPR,
              Call (Y)          Call (Y)           Call (Y)          Call (Y)          Call (Y)           Call (Y)
---------------------------------------------------------------------------------------------------------------------------------
99-12             4.847            5.185             5.426              5.584             5.635             5.644        Yield
99-12               -15               50               102                134               165               189        Spread
99-16             4.831            5.165             5.401              5.555             5.602             5.606        Yield
99-16               -16               48               100                132               162               185        Spread
99-20             4.816            5.145             5.376              5.526             5.569             5.569        Yield
99-20               -18               46                97                129               158               181        Spread
99-24               4.8            5.125             5.352              5.497             5.535             5.531        Yield
99-24               -19               44                95                126               155               178        Spread
99-28             4.784            5.105             5.327              5.468             5.502             5.494        Yield
99-28               -21               42                92                123               152               174        Spread
100-00            4.768            5.085             5.302              5.439             5.469             5.456        Yield
100-00              -23               40                90                120               148               170        Spread
100-04            4.753            5.065             5.277               5.41             5.436             5.419        Yield
100-04              -24               38                87                117               145               166        Spread
100-08            4.737            5.045             5.253              5.381             5.403             5.382        Yield
100-08              -26               36                85                114               142               163        Spread
100-12            4.721            5.025             5.228              5.352             5.371             5.345        Yield
100-12              -27               34                82                111               139               159        Spread
100-16            4.706            5.006             5.204              5.323             5.338             5.308        Yield
100-16              -29               32                80                108               135               155        Spread
100-20             4.69            4.986             5.179              5.294             5.305             5.271        Yield
100-20              -30               30                78                105               132               152        Spread

WAL               11.17             8.15              6.24               5.13              4.41              3.83
Principal
   Window  Jul02 - Feb19            Jul02 - Oct14     Jul02 - Dec11      Jul02 - Jan10     Jul02 - Sep08     Jul02 - Sep07

CMT_1YR      2.27                     2.27              2.27               2.27              2.27              2.27

---------------------------------------------------------------------------------------------------------------------------------
Price           40 CPR,            50 CPR,           55 CPR,           60 CPR,           70 CPR,           80 CPR,,
                Call (Y)           Call (Y)          Call (Y)          Call (Y)          Call (Y)          Call (Y)
---------------------------------------------------------------------------------------------------------------------------------
99-12               5.654             5.677                5.69           5.707              5.749           5.794       Yield
99-12                 209               242                 255             268                309             337       Spread
99-16               5.611             5.623                5.63           5.638               5.66           5.683       Yield
99-16                 205               237                 249             261                300             326       Spread
99-20               5.569             5.569                5.57            5.57              5.571           5.573       Yield
99-20                 201               231                 243             254                291             315       Spread
99-24               5.527             5.516                5.51           5.502              5.483           5.463       Yield
99-24                 196               226                 237             247                282             304       Spread
99-28               5.484             5.462                5.45           5.434              5.394           5.352       Yield
99-28                 192               220                 231             241                274             293       Spread
100-00              5.442             5.409                5.39           5.367              5.306           5.243       Yield
100-00                188               215                 225             234                265             282       Spread
100-04                5.4             5.355                5.33           5.299              5.218           5.133       Yield
100-04                184               210                 219             227                256             271       Spread
100-08              5.358             5.302               5.271           5.231               5.13           5.024       Yield
100-08                180               204                 213             220                247             260       Spread
100-12              5.316             5.248               5.211           5.164              5.042           4.914       Yield
100-12                175               199                 207             214                238             249       Spread
100-16              5.274             5.195               5.152           5.096              4.954           4.805       Yield
100-16                171               194                 201             207                230             238       Spread
100-20              5.232             5.142               5.093           5.029              4.867           4.696       Yield
100-20                167               188                 195             200                221             227       Spread

WAL                  3.34              2.57                2.28            2.00               1.51            1.20
Principal
   Window       Jul02 - Nov06      Jul02 - Oct05       Jul02 - May05   Jul02 - Dec04      Jul02 - May04            Jul02 - Dec03

CMT_1YR                2.27            2.27                                2.27               2.27                     2.27

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0205 - Price/Yield - B2

Balance       $3,818,000.00               Delay                      24
Coupon        5.752                       Dated                      6/1/02
Settle        6/27/02                     First Payment              7/25/02

              ------------------------------------------------------------------------------------
Price            10 CPR,       15 CPR,       20 CPR,      25 CPR,       30 CPR,       35 CPR,
                 Call (Y)      Call (Y)     Call (Y)      Call (Y)     Call (Y)      Call (Y)
              ------------------------------------------------------------------------------------
99-12                5.11        5.444         5.681        5.837         5.887         5.895
99-12                  12           76           128          160           190           214
              ------------------------------------------------------------------------------------
99-16               5.094        5.423         5.656        5.808         5.853         5.857
99-16                  10           74           125          157           187           210
               -----------------------------------------------------------------------------------
99-20               5.078        5.403         5.631        5.778          5.82         5.819
99-20                   8           72           123          154           184           206
              ------------------------------------------------------------------------------------
99-24               5.062        5.383         5.606        5.749         5.786         5.782
99-24                   7           70           120          151           180           203
              ------------------------------------------------------------------------------------
99-28               5.046        5.362         5.581         5.72         5.753         5.744
99-28                   5           68           118          148           177           199
              ------------------------------------------------------------------------------------
100-00               5.03        5.342         5.556         5.69          5.72         5.706
100-00                  4           66           115          145           174           195
              ------------------------------------------------------------------------------------
100-04              5.014        5.322         5.531        5.661         5.687         5.669
100-04                  2           64           113          142           170           191
              ------------------------------------------------------------------------------------
100-08              4.998        5.302         5.506        5.632         5.654         5.632
100-08                  0           62           110          139           167           188
              ------------------------------------------------------------------------------------
100-12              4.982        5.282         5.481        5.603         5.621         5.594
100-12                 -1           60           108          136           164           184
              ------------------------------------------------------------------------------------
100-16              4.967        5.262         5.457        5.574         5.587         5.557
100-16                 -3           58           105          133           160           180
              ------------------------------------------------------------------------------------
100-20              4.951        5.242         5.432        5.545         5.555          5.52
100-20                 -4           56           103          131           157           176
              ------------------------------------------------------------------------------------
WAL                 11.17         8.15          6.24         5.13          4.41          3.83
Principal          Jul02-         Jul02-       Jul02-        Jul02-       Jul02-        Jul02-
Window             Feb19          Oct14        Dec11         Jan10        Sep08         Sep07

CMT_1YR              2.27         2.27          2.27         2.27          2.27          2.27


              -----------------------------------------------------------------------------------
Price            40 CPR,      50 CPR,      55 CPR,      60 CPR,     70 CPR,        80 CPR,
                 Call (Y)    Call (Y)      Call (Y)     Call (Y)    Call (Y)       Call (Y)
              -----------------------------------------------------------------------------------
99-12              5.904       5.926          5.938      5.954        5.994         6.036     Yield
99-12                234         267            279        293          334           361     Spread
              --------------------------------------------------------------------------------
99-16              5.862       5.872          5.878      5.885        5.904         5.925     Yield
99-16                230         261            273        286          325           350     Spread
              --------------------------------------------------------------------------------
99-20              5.819       5.818          5.817      5.817        5.815         5.814     Yield
99-20                226         256            267        279          316           339     Spread
              --------------------------------------------------------------------------------
99-24              5.776       5.764          5.757      5.749        5.726         5.703     Yield
99-24                221         251            261        272          307           328     Spread
              --------------------------------------------------------------------------------
99-28              5.734        5.71          5.697       5.68        5.638         5.593     Yield
99-28                217         245            255        265          298           317     Spread
              --------------------------------------------------------------------------------
100-00             5.692       5.656          5.637      5.612        5.549         5.483     Yield
100-00               213         240            249        258          289           306     Spread
              --------------------------------------------------------------------------------
100-04             5.649       5.603          5.577      5.544        5.461         5.373     Yield
100-04               209         234            243        252          280           295     Spread
              --------------------------------------------------------------------------------
100-08             5.607       5.549          5.517      5.477        5.372         5.263     Yield
100-08               204         229            237        245          271           284     Spread
              --------------------------------------------------------------------------------
100-12             5.565       5.495          5.458      5.409        5.284         5.154     Yield
100-12               200         224            231        238          263           273     Spread
              --------------------------------------------------------------------------------
100-16             5.523       5.442          5.398      5.341        5.196         5.044     Yield
100-16               196         218            225        231          254           262     Spread
              --------------------------------------------------------------------------------
100-20             5.481       5.389          5.338      5.274        5.108         4.935     Yield
100-20               192         213            219        225          245           251     Spread
              --------------------------------------------------------------------------------

WAL                   3.34        2.57         2.28       2.00         1.51        1.20
Principal          Jul02-       Jul02-        Jul02-      Jul02-     Jul02-       Jul02-
Window             Nov06        Oct05         May05       Dec04      May04        Dec03

CMT_1YR               2.27        2.27                      2.27         2.27        2.27



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0205 - Price/Yield - B3

Balance       $2,291,000.00     Delay             24
Coupon        6.4               Dated             6/1/02
Settle        6/27/02           First Payment     7/25/02

              ---------------------------------------------------------------------------------------------------------------
Price         10 CPR, Call (Y)   15 CPR, Call (Y)   20 CPR, Call (Y)  25 CPR, Call (Y)  30 CPR, Call (Y)  35 CPR, Call (Y)
              ---------------------------------------------------------------------------------------------------------------
99-12                   5.793             6.115              6.344             6.494             6.541             6.548
99-12                      80               143                194               225               256               279
              ---------------------------------------------------------------------------------------------------------------
99-16                   5.776             6.094              6.318             6.464             6.507             6.509
99-16                      78               141                191               222               252               275
              ---------------------------------------------------------------------------------------------------------------
99-20                    5.76             6.073              6.293             6.434             6.473             6.471
99-20                      77               139                189               219               249               272
              ---------------------------------------------------------------------------------------------------------------
99-24                   5.743             6.052              6.267             6.404             6.439             6.433
99-24                      75               137                186               216               245               268
              ---------------------------------------------------------------------------------------------------------------
99-28                   5.727             6.032              6.241             6.374             6.405             6.395
99-28                      73               135                184               213               242               264
              ---------------------------------------------------------------------------------------------------------------
100-00                   5.71             6.011              6.216             6.344             6.371             6.356
100-00                     72               132                181               210               239               260
              ---------------------------------------------------------------------------------------------------------------
100-04                  5.694              5.99               6.19             6.315             6.338             6.318
100-04                     70               130                179               208               235               256
              ---------------------------------------------------------------------------------------------------------------
100-08                  5.677             5.969              6.165             6.285             6.304              6.28
100-08                     68               128                176               205               232               252
              ---------------------------------------------------------------------------------------------------------------
100-12                  5.661             5.949              6.139             6.255              6.27             6.242
100-12                     67               126                174               202               229               249
              ---------------------------------------------------------------------------------------------------------------
100-16                  5.644             5.928              6.114             6.226             6.237             6.205
100-16                     65               124                171               199               225               245
              ---------------------------------------------------------------------------------------------------------------
100-20                  5.628             5.907              6.089             6.196             6.203             6.167
100-20                     63               122                169               196               222               241
              ---------------------------------------------------------------------------------------------------------------

WAL                     11.17              8.15               6.24              5.13              4.41              3.83
Principal
Window          Jul02 - Feb19     Jul02 - Oct14      Jul02 - Dec11      Jul02 - Jan10     Jul02 - Sep08     Jul02 - Sep07

CMT_1YR                  2.27              2.27               2.27              2.27              2.27              2.27



              -------------------------------------------------------------------------------------------------------------
Price         40 CPR, Call (Y)  50 CPR, Call (Y)   55 CPR, Call (Y)  60 CPR, Call (Y)  70 CPR, Call (Y)  80 CPR, Call (Y)
              -------------------------------------------------------------------------------------------------------------
99-12                     6.555             6.573              6.583             6.596             6.629             6.663 Yield
99-12                       299               332                344               357               397               424 Spread
              -------------------------------------------------------------------------------------------------------------
99-16                     6.512             6.519              6.522             6.527             6.539             6.552 Yield
99-16                       295               326                338               350               388               413 Spread
              -------------------------------------------------------------------------------------------------------------
99-20                     6.469             6.464              6.461             6.458             6.449              6.44 Yield
99-20                       291               321                332               343               379               402 Spread
              -------------------------------------------------------------------------------------------------------------
99-24                     6.426             6.409              6.401             6.389              6.36             6.329 Yield
99-24                       286               315                326               336               370               390 Spread
              -------------------------------------------------------------------------------------------------------------
99-28                     6.383             6.355               6.34              6.32              6.27             6.218 Yield
99-28                       282               310                320               329               361               379 Spread
              -------------------------------------------------------------------------------------------------------------
100-00                     6.34             6.301              6.279             6.252             6.181             6.107 Yield
100-00                      278               304                314               322               352               368 Spread
              -------------------------------------------------------------------------------------------------------------
100-04                    6.297             6.246              6.219             6.183             6.092             5.996 Yield
100-04                      273               299                307               315               343               357 Spread
              -------------------------------------------------------------------------------------------------------------
100-08                    6.254             6.192              6.158             6.115             6.003             5.886 Yield
100-08                      269               293                301               309               334               346 Spread
              -------------------------------------------------------------------------------------------------------------
100-12                    6.211             6.138              6.098             6.046             5.914             5.776 Yield
100-12                      265               288                295               302               326               335 Spread
              -------------------------------------------------------------------------------------------------------------
100-16                    6.169             6.084              6.038             5.978             5.825             5.666 Yield
100-16                      261               283                289               295               317               324 Spread
              -------------------------------------------------------------------------------------------------------------
100-20                    6.126              6.03              5.977              5.91             5.737             5.556 Yield
100-20                      256               277                283               288               308               313 Spread
              -------------------------------------------------------------------------------------------------------------

WAL                        3.34              2.57               2.28              2.00              1.51              1.20
Principal
Window            Jul02 - Nov06     Jul02 - Oct05      Jul02 - May05      Jul02 - Dec04     Jul02 - May04     Jul02 - Dec03

CMT_1YR                    2.27              2.27                                 2.27              2.27              2.27


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0205 - Price/Yield - A1A


Balance     $169,972,000.00     Delay               0            Coupon   IF CURMONTH LE 83 THEN 2.661 ELSE CMT_1YR + 1.75
Coupon      2.661               Dated               6/27/02
Settle      6/27/02             First Payment       7/25/02

            ------------------------------------------------------------------------------------------------------------------
Price        10 CPR, Call (Y)              15 CPR, Call (Y)              20 CPR, Call (Y)           25 CPR, Call (Y)
            ------------------------------------------------------------------------------------------------------------------
99-12                      3.143                         3.353                         3.572                   3.799       Yield
99-12                         22                            88                           131                     167       Spread
            -------------------------------------------------------------------------------------------------------------
99-16                      3.049                         3.217                         3.392                   3.573       Yield
99-16                         13                            74                           113                     145       Spread
            -------------------------------------------------------------------------------------------------------------
99-20                      2.955                         3.081                         3.212                   3.347       Yield
99-20                          3                            61                            95                     122       Spread
            -------------------------------------------------------------------------------------------------------------
99-24                      2.862                         2.946                         3.033                   3.123       Yield
99-24                         -6                            47                            77                     100       Spread
            -------------------------------------------------------------------------------------------------------------
99-28                      2.769                          2.81                         2.854                   2.899       Yield
99-28                        -15                            34                            59                      77       Spread
            -------------------------------------------------------------------------------------------------------------
100-00                     2.676                         2.675                         2.675                   2.675       Yield
100-00                       -25                            20                            42                      55       Spread
            -------------------------------------------------------------------------------------------------------------
100-04                     2.583                         2.541                         2.497                   2.452       Yield
100-04                       -34                             7                            24                      33       Spread
            -------------------------------------------------------------------------------------------------------------
100-08                      2.49                         2.407                          2.32                    2.23       Yield
100-08                       -43                            -7                             6                      10       Spread
            -------------------------------------------------------------------------------------------------------------
100-12                     2.398                         2.273                         2.143                   2.009       Yield
100-12                       -52                           -20                           -12                     -12       Spread
            -------------------------------------------------------------------------------------------------------------
100-16                     2.306                         2.139                         1.966                   1.788       Yield
100-16                       -62                           -33                           -29                     -34       Spread
            -------------------------------------------------------------------------------------------------------------
100-20                     2.214                         2.006                          1.79                   1.567       Yield
100-20                       -71                           -47                           -47                     -56       Spread
            -------------------------------------------------------------------------------------------------------------
WAL                         1.40                          0.95                          0.72                    0.57

Principal Window  Jul02 - May05                 Jul02 - Jun04                 Jul02 - Dec03                 Jul02 - Aug03

CMT_1YR                     2.27                          2.27                          2.27                    2.27

(TABLE CONTINUED)

GSR0205 - Price/Yield - A1A


Balance  $169,972,000.00    Delay                 0           Coupon   IF CURMONTH LE 83 THEN 2.661 ELSE CMT_1YR + 1.75
Coupon   2.661              Dated                 6/27/02
Settle   6/27/02            First Payment         7/25/02

         ---------------------------------------------------------------------------
Price    30 CPR, Call (Y)   35 CPR, Call (Y)  40 CPR, Call (Y)   50 CPR, Call (Y)
         ---------------------------------------------------------------------------
99-12                  4.036             4.281             4.538              5.093   Yield
99-12                    199               226               255                315   Spread
         ---------------------------------------------------------------------------
99-16                  3.762             3.957             4.163              4.605   Yield
99-16                    171               193               217                266   Spread
         ---------------------------------------------------------------------------
99-20                  3.489             3.635             3.789               4.12   Yield
99-20                    144               161               180                217   Spread
         ---------------------------------------------------------------------------
99-24                  3.217             3.314             3.416              3.636   Yield
99-24                    117               129               142                169   Spread
         ---------------------------------------------------------------------------
99-28                  2.946             2.994             3.045              3.154   Yield
99-28                     90                97               105                121   Spread
         ---------------------------------------------------------------------------
100-00                 2.675             2.675             2.675              2.675   Yield
100-00                    62                65                68                 73   Spread
         ---------------------------------------------------------------------------
100-04                 2.405             2.357             2.306              2.197   Yield
100-04                    36                33                31                 25   Spread
         ---------------------------------------------------------------------------
100-08                 2.137              2.04             1.938              1.721   Yield
100-08                     9                 1                -5                -23   Spread
         ---------------------------------------------------------------------------
100-12                 1.869             1.724             1.572              1.247   Yield
100-12                   -18               -30               -42                -70   Spread
         ---------------------------------------------------------------------------
100-16                 1.601             1.409             1.207              0.774   Yield
100-16                   -45               -62               -79               -117   Spread
         ---------------------------------------------------------------------------
100-20                 1.335             1.095             0.843              0.304   Yield
100-20                   -72               -93              -115               -164   Spread
         ---------------------------------------------------------------------------

WAL                     0.47              0.40              0.34               0.27

Principal Window      Jul02 - Jun03       Jul02 - Apr03     Jul02 - Feb03     Jul02 - Dec02

CMT_1YR                 2.27              2.27              2.27               2.27

(TABLE CONTINUED)

GSR0205 - Price/Yield - A1A

Balance     $169,972,000.00     Delay               0            Coupon   IF CURMONTH LE 83 THEN 2.661 ELSE CMT_1YR + 1.75
Coupon      2.661               Dated               6/27/02
Settle      6/27/02             First Payment       7/25/02

         --------------------------------------------------------
Price     60 CPR, Call (Y)   70 CPR, Call (Y)  80 CPR, Call (Y)
         --------------------------------------------------------
99-12                 5.707             6.424             7.282 Yield
99-12                   378               451               538 Spread
         --------------------------------------------------------
99-16                 5.095             5.666              6.35 Yield
99-16                   317               375               445 Spread
         --------------------------------------------------------
99-20                 4.486             4.912             5.422 Yield
99-20                   256               300               352 Spread
        --------------------------------------------------------
99-24                 3.879             4.162             4.501 Yield
99-24                   195               225               260 Spread
        --------------------------------------------------------
99-28                 3.275             3.416             3.584 Yield
99-28                   135               150               168 Spread
        --------------------------------------------------------
100-00                2.674             2.674             2.674 Yield
100-00                   75                76                77 Spread
        --------------------------------------------------------
100-04                2.076             1.936             1.768 Yield
100-04                   15                 2               -13 Spread
        --------------------------------------------------------
100-08                 1.48             1.201             0.868 Yield
100-08                  -45               -71              -103 Spread
        --------------------------------------------------------
100-12                0.887              0.47            -0.026 Yield
100-12                 -104              -144              -193 Spread
        --------------------------------------------------------
100-16                0.297            -0.257            -0.916 Yield
100-16                 -163              -217              -282 Spread
        --------------------------------------------------------
100-20               -0.291             -0.98              -1.8 Yield
100-20                 -222              -289              -370 Spread
        --------------------------------------------------------

WAL                    0.21              0.17              0.14

Principal Window  Jul02 - Nov02       Jul02 - Oct02     Jul02 - Sep02

CMT_1YR                2.27              2.27              2.27

GSR0205 - Price/Yield - A1B


Balance       $144,660,000.00   Delay             0                Coupon      IF CURMONTH LE 83 THEN 3.605 ELSE CMT_1YR + 1.75
Coupon        3.605             Dated             6/27/02
Settle        6/27/02           First Payment     7/25/02

              -------------------------------------------------------------------------------------------
Price         10 CPR, Call (Y)  15 CPR, Call (Y)   20 CPR, Call (Y)  25 CPR, Call (Y)  30 CPR, Call (Y)
              -------------------------------------------------------------------------------------------
99-12                     3.785             3.851               3.92             3.993             4.071  Yield
99-12                        28                35                 42                66               106  Spread
              -------------------------------------------------------------------------------------------
99-16                     3.755             3.807              3.862             3.921             3.983  Yield
99-16                        25                30                 36                59                97  Spread
              -------------------------------------------------------------------------------------------
99-20                     3.724             3.763              3.805             3.849             3.895  Yield
99-20                        22                26                 30                51                88  Spread
              -------------------------------------------------------------------------------------------
99-24                     3.693             3.719              3.747             3.776             3.807  Yield
99-24                        19                22                 24                44                79  Spread
              -------------------------------------------------------------------------------------------
99-28                     3.663             3.676              3.689             3.704              3.72  Yield
99-28                        16                17                 19                37                70  Spread
              -------------------------------------------------------------------------------------------
100-00                    3.632             3.632              3.632             3.632             3.632  Yield
100-00                       13                13                 13                30                62  Spread
              -------------------------------------------------------------------------------------------
100-04                    3.602             3.589              3.575              3.56             3.545  Yield
100-04                       10                 9                  7                22                53  Spread
              -------------------------------------------------------------------------------------------
100-08                    3.571             3.545              3.518             3.488             3.457  Yield
100-08                        7                 4                  2                15                44  Spread
              -------------------------------------------------------------------------------------------
100-12                    3.541             3.502               3.46             3.417              3.37  Yield
100-12                        4                 0                 -4                 8                36  Spread
              -------------------------------------------------------------------------------------------
100-16                     3.51             3.458              3.403             3.345             3.283  Yield
100-16                        1                -4                -10                 1                27  Spread
              -------------------------------------------------------------------------------------------
100-20                     3.48             3.415              3.346             3.274             3.196  Yield
100-20                       -2                -9                -16                -6                18  Spread
              -------------------------------------------------------------------------------------------

WAL                        4.52              3.09               2.31              1.83              1.49

Principal Window  May05 - Oct08     Jun04 - Oct06     Dec03 - Sep05      Aug03 - Jan05     Jun03 - Jul04

CMT_1YR                    2.27              2.27               2.27              2.27              2.27

(TABLE CONTINUED)

GSR0205 - Price/Yield - A1B

Balance       $144,660,000.00   Delay             0                Coupon      IF CURMONTH LE 83 THEN 3.605 ELSE CMT_1YR + 1.75
Coupon        3.605             Dated             6/27/02
Settle        6/27/02           First Payment     7/25/02

         -------------------------------------------------------------------------------------------------------------
Price     35 CPR, Call (Y)   40 CPR, Call (Y)  50 CPR, Call (Y)   60 CPR, Call (Y)  70 CPR, Call (Y)  80 CPR, Call (Y)
         -------------------------------------------------------------------------------------------------------------
99-12                  4.155             4.244             4.444              4.684             4.981             5.387 Yield
99-12                    137               166               211                252               293               338 Spread
         -------------------------------------------------------------------------------------------------------------
99-16                   4.05             4.121             4.281              4.472             4.709             5.034 Yield
99-16                    127               154               195                231               266               303 Spread
         -------------------------------------------------------------------------------------------------------------
99-20                  3.945             3.998             4.118              4.262             4.439             4.682 Yield
99-20                    116               141               179                210               239               268 Spread
         -------------------------------------------------------------------------------------------------------------
99-24                   3.84             3.876             3.956              4.051             4.169             4.331 Yield
99-24                    106               129               162                189               212               232 Spread
         -------------------------------------------------------------------------------------------------------------
99-28                  3.736             3.754             3.794              3.841               3.9              3.98 Yield
99-28                     96               117               146                168               185               197 Spread
         -------------------------------------------------------------------------------------------------------------
100-00                 3.632             3.632             3.632              3.632             3.632             3.631 Yield
100-00                    85               105               130                147               158               163 Spread
         -------------------------------------------------------------------------------------------------------------
100-04                 3.528              3.51              3.47              3.423             3.364             3.283 Yield
100-04                    75                93               114                126               131               128 Spread
         -------------------------------------------------------------------------------------------------------------
100-08                 3.424             3.389             3.309              3.214             3.097             2.936 Yield
100-08                    64                81                98                105               104                93 Spread
         -------------------------------------------------------------------------------------------------------------
100-12                 3.321             3.268             3.149              3.006             2.831             2.591 Yield
100-12                    54                68                82                 84                78                58 Spread
         -------------------------------------------------------------------------------------------------------------
100-16                 3.217             3.147             2.988              2.799             2.565             2.246 Yield
100-16                    44                56                66                 63                51                24 Spread
         -------------------------------------------------------------------------------------------------------------
100-20                 3.114             3.026             2.828              2.592               2.3             1.902 Yield
100-20                    33                44                50                 43                25               -10 Spread
         -------------------------------------------------------------------------------------------------------------

WAL                     1.25              1.06              0.80               0.61              0.48              0.37

Principal Window  Apr03 - Mar04       Feb03 - Dec03     Dec02 - Aug03     Nov02 - Apr03      Oct02 - Feb03     Sep02 - Dec02

CMT_1YR                 2.27              2.27              2.27               2.27              2.27              2.27

GSR0205 - Price/Yield - A1C


Balance       $262,102,000.00   Delay             24                   Coupon    IF CURMONTH LE 83 THEN 5.472 ELSE CMT_1YR + 1.75
Coupon        5.472             Dated             6/1/02
Settle        6/27/02           First Payment     7/25/02

              -------------------------------------------------------------------------------------------
Price         10 CPR, Call (Y)  15 CPR, Call (Y)   20 CPR, Call (Y)  25 CPR, Call (Y)  30 CPR, Call (Y)
              -------------------------------------------------------------------------------------------
99-28                     5.492             5.489              5.484             5.477             5.468  Yield
99-28                        39                48                 61                76                99  Spread
              -------------------------------------------------------------------------------------------
100-00                    5.469             5.465              5.458             5.448             5.434  Yield
100-00                       37                45                 59                73                95  Spread
              -------------------------------------------------------------------------------------------
100-04                    5.447             5.442              5.431             5.418             5.399  Yield
100-04                       35                43                 56                70                92  Spread
              -------------------------------------------------------------------------------------------
100-08                    5.425             5.418              5.405             5.389             5.365  Yield
100-08                       32                41                 53                67                88  Spread
              -------------------------------------------------------------------------------------------
100-12                    5.403             5.394              5.379             5.359             5.331  Yield
100-12                       30                38                 51                65                85  Spread
              -------------------------------------------------------------------------------------------
100-16                    5.381             5.371              5.353              5.33             5.297  Yield
100-16                       28                36                 48                62                81  Spread
              -------------------------------------------------------------------------------------------
100-20                    5.359             5.347              5.327               5.3             5.263  Yield
100-20                       26                34                 45                59                78  Spread
              -------------------------------------------------------------------------------------------
100-24                    5.337             5.324              5.301             5.271             5.228  Yield
100-24                       24                31                 43                56                75  Spread
              -------------------------------------------------------------------------------------------
100-28                    5.315               5.3              5.275             5.242             5.194  Yield
100-28                       21                29                 40                53                71  Spread
              -------------------------------------------------------------------------------------------
101-00                    5.293             5.277              5.249             5.213             5.161  Yield
101-00                       19                26                 38                50                68  Spread
              -------------------------------------------------------------------------------------------
101-04                    5.271             5.254              5.223             5.183             5.127  Yield
101-04                       17                24                 35                47                64  Spread
              -------------------------------------------------------------------------------------------

WAL                        6.89              6.40               5.70              4.98              4.20
Principal Window  Oct08 - May09     Oct06 - May09     Sep05 - May09      Jan05 - May09     Jul04 - Sep08

CMT_1YR                    2.27              2.27               2.27              2.27              2.27

(TABLE CONTINUED)

GSR0205 - Price/Yield - A1C

Balance       $262,102,000.00   Delay             24                   Coupon    IF CURMONTH LE 83 THEN 5.472 ELSE CMT_1YR + 1.75
Coupon        5.472             Dated             6/1/02
Settle        6/27/02           First Payment     7/25/02


      ---------------------------------------------------------------------------------------------------------------
Price  35 CPR, Call (Y)   40 CPR, Call (Y)  50 CPR, Call (Y)   60 CPR, Call (Y)  70 CPR, Call (Y)  80 CPR, Call (Y)
      ---------------------------------------------------------------------------------------------------------------
99-28               5.457             5.444             5.416              5.381             5.337             5.278 Yield
99-28                 122               142               183                220               251               271 Spread
      ---------------------------------------------------------------------------------------------------------------
100-00              5.416             5.397             5.354              5.301             5.234             5.145 Yield
100-00                118               137               176                212               240               258 Spread
      ---------------------------------------------------------------------------------------------------------------
100-04              5.376              5.35             5.293              5.222             5.132             5.013 Yield
100-04                114               133               170                204               230               245 Spread
      ---------------------------------------------------------------------------------------------------------------
100-08              5.336             5.303             5.232              5.142              5.03              4.88 Yield
100-08                110               128               164                196               220               232 Spread
      ---------------------------------------------------------------------------------------------------------------
100-12              5.296             5.257             5.171              5.063             4.929             4.748 Yield
100-12                106               123               158                188               210               218 Spread
      ---------------------------------------------------------------------------------------------------------------
100-16              5.256              5.21              5.11              4.984             4.827             4.617 Yield
100-16                102               119               152                180               200               205 Spread
      ---------------------------------------------------------------------------------------------------------------
100-20              5.215             5.163             5.049              4.905             4.726             4.486 Yield
100-20                 98               114               146                173               190               192 Spread
      ---------------------------------------------------------------------------------------------------------------
100-24              5.176             5.117             4.988              4.826             4.625             4.354 Yield
100-24                 94               109               140                165               179               179 Spread
      ---------------------------------------------------------------------------------------------------------------
100-28              5.136              5.07             4.928              4.748             4.524             4.224 Yield
100-28                 90               105               134                157               169               166 Spread
      ---------------------------------------------------------------------------------------------------------------
101-00              5.096             5.024             4.867              4.669             4.423             4.093 Yield
101-00                 86               100               128                149               159               153 Spread
      ---------------------------------------------------------------------------------------------------------------
101-04              5.056             4.978             4.807              4.591             4.322             3.963 Yield
101-04                 82                95               122                141               149               140 Spread
      ---------------------------------------------------------------------------------------------------------------

WAL                  3.51              2.97              2.22               1.69              1.30              0.99
Principal Window  Mar04 - Sep07       Dec03 - Nov06     Aug03 - Oct05     Apr03 - Dec04      Feb03 - May04     Dec02 - Dec03

CMT_1YR              2.27              2.27              2.27               2.27              2.27              2.27

GSR0205 - Price/Yield - A21

Balance       $171,544,000.00   Delay             24                 Coupon    IF CURMONTH LE 96 THEN 5.358 ELSE CMT_1YR + 1.75
Coupon        5.358             Dated             6/1/02
Settle        6/27/02           First Payment     7/25/02

              -------------------------------------------------------------------------
Price         10 CPR, Call (Y)  15 CPR, Call (Y)   20 CPR, Call (Y)  25 CPR, Call (Y)
              -------------------------------------------------------------------------
100-12                    5.246             5.214              5.178             5.135  Yield
100-12                       49                71                 91               110  Spread
              -------------------------------------------------------------------------
100-16                    5.217              5.18              5.138             5.087  Yield
100-16                       46                67                 87               106  Spread
              -------------------------------------------------------------------------
100-20                    5.188             5.145              5.097             5.039  Yield
100-20                       43                64                 83               101  Spread
              -------------------------------------------------------------------------
100-24                    5.159             5.111              5.057             4.991  Yield
100-24                       40                60                 79                96  Spread
              -------------------------------------------------------------------------
100-28                     5.13             5.076              5.016             4.943  Yield
100-28                       38                57                 75                91  Spread
              -------------------------------------------------------------------------
101-00                    5.101             5.042              4.976             4.896  Yield
101-00                       35                54                 71                87  Spread
              -------------------------------------------------------------------------
101-04                    5.072             5.008              4.936             4.849  Yield
101-04                       32                50                 67                82  Spread
              -------------------------------------------------------------------------
101-08                    5.043             4.974              4.896             4.801  Yield
101-08                       29                47                 63                77  Spread
              -------------------------------------------------------------------------
101-12                    5.014              4.94              4.856             4.754  Yield
101-12                       26                43                 59                72  Spread
              -------------------------------------------------------------------------
101-16                    4.986             4.906              4.816             4.707  Yield
101-16                       23                40                 55                68  Spread
              -------------------------------------------------------------------------
101-20                    4.957             4.872              4.776              4.66  Yield
101-20                       20                37                 51                63  Spread
              -------------------------------------------------------------------------

WAL                        5.16              4.29               3.59              2.98
Principal Window  Jul02 - Jun10     Jul02 - Jun10     Jul02 - Jun10      Jul02 - Jan10

CMT_1YR                    2.27              2.27               2.27              2.27

(TABLE CONTINUED)

GSR0205 - Price/Yield - A21

Balance       $171,544,000.00   Delay             24                 Coupon    IF CURMONTH LE 96 THEN 5.358 ELSE CMT_1YR + 1.75
Coupon        5.358             Dated             6/1/02
Settle        6/27/02           First Payment     7/25/02


         -----------------------------------------------------------------------------------------------------------------------
Price  30 CPR, Call (Y) 35 CPR, Call (Y) 40 CPR, Call (Y)  50 CPR, Call (Y) 60 CPR, Call (Y) 70 CPR, Call (Y)  80 CPR, Call (Y)
         -----------------------------------------------------------------------------------------------------------------------
100-12             5.079             5.019        4.953            4.808           4.629             4.407           4.111 Yield
100-12               136               154          174              198             206               184             155 Spread
         ------------------------------------------------------------------------------------------------------------------
100-16             5.021             4.951        4.874            4.705           4.495             4.236            3.89 Yield
100-16               131               147          166              188             193               167             133 Spread
         ------------------------------------------------------------------------------------------------------------------
100-20             4.964             4.884        4.796            4.602           4.363             4.066           3.671 Yield
100-20               125               140          158              178             180               150             111 Spread
         ------------------------------------------------------------------------------------------------------------------
100-24             4.907             4.816        4.717            4.499            4.23             3.896           3.452 Yield
100-24               119               133          150              167             167               133              89 Spread
         ------------------------------------------------------------------------------------------------------------------
100-28              4.85             4.749        4.639            4.397           4.098             3.727           3.233 Yield
100-28               114               127          142              157             153               116              67 Spread
         ------------------------------------------------------------------------------------------------------------------
101-00             4.793             4.683        4.561            4.295           3.966             3.558           3.015 Yield
101-00               108               120          135              147             140                99              45 Spread
         ------------------------------------------------------------------------------------------------------------------
101-04             4.736             4.616        4.484            4.193           3.834              3.39           2.798 Yield
101-04               102               113          127              137             127                83              23 Spread
         ------------------------------------------------------------------------------------------------------------------
101-08              4.68             4.549        4.406            4.092           3.703             3.222           2.582 Yield
101-08                97               107          119              127             114                66               2 Spread
         ------------------------------------------------------------------------------------------------------------------
101-12             4.623             4.483        4.329             3.99           3.572             3.054           2.366 Yield
101-12                91               100          111              116             101                49             -20 Spread
         ------------------------------------------------------------------------------------------------------------------
101-16             4.567             4.417        4.252            3.889           3.442             2.887           2.151 Yield
101-16                85                93          104              106              88                32             -41 Spread
         ------------------------------------------------------------------------------------------------------------------
101-20             4.511              4.35        4.175            3.789           3.312             2.721           1.936 Yield
101-20                80                87           96               96              75                16             -63 Spread
         ------------------------------------------------------------------------------------------------------------------

WAL                 2.44              2.04         1.73             1.29            0.99              0.76              0.58

Principal Window Jul02 - Sep08   Jul02 - Sep07   Jul02 - Nov06   Jul02 - Oct05   Jul02 - Dec04     Jul02 - May04   Jul02 - Dec03

CMT_1YR            2.27              2.27          2.27             2.27            2.27              2.27              2.27

GSR0205 - Price/Yield - B1

Balance                                  $5,344,000.00      Delay             24
Coupon                                   5.502              Dated             6/1/02
Settle                                   6/27/02            First Payment     7/25/02

                                         -------------------------------------------------------------------------
Price                                     10 CPR, Call (Y)  15 CPR, Call (Y)  20 CPR, Call (Y)  25 CPR, Call (Y)
                                         -------------------------------------------------------------------------
                                         -------------------------------------------------------------------------
99-12                                                 4.847             5.185             5.426             5.584  Yield
99-12                                                   -15                50               102               134  Spread
                                         -------------------------------------------------------------------------
                                         -------------------------------------------------------------------------
99-16                                                 4.831             5.165             5.401             5.555  Yield
99-16                                                   -16                48               100               132  Spread
                                         -------------------------------------------------------------------------
                                         -------------------------------------------------------------------------
99-20                                                 4.816             5.145             5.376             5.526  Yield
99-20                                                   -18                46                97               129  Spread
                                         -------------------------------------------------------------------------
                                         -------------------------------------------------------------------------
99-24                                                   4.8             5.125             5.352             5.497  Yield
99-24                                                   -19                44                95               126  Spread
                                         -------------------------------------------------------------------------
                                         -------------------------------------------------------------------------
99-28                                                 4.784             5.105             5.327             5.468  Yield
99-28                                                   -21                42                92               123  Spread
                                         -------------------------------------------------------------------------
                                         -------------------------------------------------------------------------
100-00                                                4.768             5.085             5.302             5.439  Yield
100-00                                                  -23                40                90               120  Spread
                                         -------------------------------------------------------------------------
                                         -------------------------------------------------------------------------
100-04                                                4.753             5.065             5.277              5.41  Yield
100-04                                                  -24                38                87               117  Spread
                                         -------------------------------------------------------------------------
                                         -------------------------------------------------------------------------
100-08                                                4.737             5.045             5.253             5.381  Yield
100-08                                                  -26                36                85               114  Spread
                                         -------------------------------------------------------------------------
                                         -------------------------------------------------------------------------
100-12                                                4.721             5.025             5.228             5.352  Yield
100-12                                                  -27                34                82               111  Spread
                                         -------------------------------------------------------------------------
                                         -------------------------------------------------------------------------
100-16                                                4.706             5.006             5.204             5.323  Yield
100-16                                                  -29                32                80               108  Spread
                                         -------------------------------------------------------------------------
                                         -------------------------------------------------------------------------
100-20                                                 4.69             4.986             5.179             5.294  Yield
100-20                                                  -30                30                78               105  Spread
                                         -------------------------------------------------------------------------

WAL                                                   11.17              8.15              6.24              5.13
Principal Window                         Jul02 - Feb19      Jul02 - Oct14     Jul02 - Dec11     Jul02 - Jan10

CMT_1YR                                                2.27              2.27              2.27              2.27

(TABLE CONTINUED)

GSR0205 - Price/Yield - B1

Balance
Coupon
Settle

                                  ---------------------------------------------------------------------------
Price                              30 CPR, Call (Y)   35 CPR, Call (Y)  40 CPR, Call (Y)   50 CPR, Call (Y)
                                  ---------------------------------------------------------------------------
                                  ---------------------------------------------------------------------------
99-12                                           5.635             5.644             5.654              5.677  Yield
99-12                                             165               189               209                242  Spread
                                  ---------------------------------------------------------------------------
                                  ---------------------------------------------------------------------------
99-16                                           5.602             5.606             5.611              5.623  Yield
99-16                                             162               185               205                237  Spread
                                  ---------------------------------------------------------------------------
                                  ---------------------------------------------------------------------------
99-20                                           5.569             5.569             5.569              5.569  Yield
99-20                                             158               181               201                231  Spread
                                  ---------------------------------------------------------------------------
                                  ---------------------------------------------------------------------------
99-24                                           5.535             5.531             5.527              5.516  Yield
99-24                                             155               178               196                226  Spread
                                  ---------------------------------------------------------------------------
                                  ---------------------------------------------------------------------------
99-28                                           5.502             5.494             5.484              5.462  Yield
99-28                                             152               174               192                220  Spread
                                  ---------------------------------------------------------------------------
                                  ---------------------------------------------------------------------------
100-00                                          5.469             5.456             5.442              5.409  Yield
100-00                                            148               170               188                215  Spread
                                  ---------------------------------------------------------------------------
                                  ---------------------------------------------------------------------------
100-04                                          5.436             5.419               5.4              5.355  Yield
100-04                                            145               166               184                210  Spread
                                  ---------------------------------------------------------------------------
                                  ---------------------------------------------------------------------------
100-08                                          5.403             5.382             5.358              5.302  Yield
100-08                                            142               163               180                204  Spread
                                  ---------------------------------------------------------------------------
                                  ---------------------------------------------------------------------------
100-12                                          5.371             5.345             5.316              5.248  Yield
100-12                                            139               159               175                199  Spread
                                  ---------------------------------------------------------------------------
                                  ---------------------------------------------------------------------------
100-16                                          5.338             5.308             5.274              5.195  Yield
100-16                                            135               155               171                194  Spread
                                  ---------------------------------------------------------------------------
                                  ---------------------------------------------------------------------------
100-20                                          5.305             5.271             5.232              5.142  Yield
100-20                                            132               152               167                188  Spread
                                  ---------------------------------------------------------------------------

WAL                                              4.41              3.83              3.34               2.57
Principal Window                  Jul02 - Sep08       Jul02 - Sep07     Jul02 - Nov06     Jul02 - Oct05

CMT_1YR                                          2.27              2.27              2.27               2.27


(TABLE CONTINUED)

GSR0205 - Price/Yield - B1

Balance
Coupon
Settle

                                  --------------------------------------------------------
Price                              60 CPR, Call (Y)   70 CPR, Call (Y)  80 CPR, Call (Y)
                                  --------------------------------------------------------
                                  --------------------------------------------------------
99-12                                           5.707             5.749             5.794  Yield
99-12                                             268               309               337  Spread
                                  --------------------------------------------------------
                                  --------------------------------------------------------
99-16                                           5.638              5.66             5.683  Yield
99-16                                             261               300               326  Spread
                                  --------------------------------------------------------
                                  --------------------------------------------------------
99-20                                            5.57             5.571             5.573  Yield
99-20                                             254               291               315  Spread
                                  --------------------------------------------------------
                                  --------------------------------------------------------
99-24                                           5.502             5.483             5.463  Yield
99-24                                             247               282               304  Spread
                                  --------------------------------------------------------
                                  --------------------------------------------------------
99-28                                           5.434             5.394             5.352  Yield
99-28                                             241               274               293  Spread
                                  --------------------------------------------------------
                                  --------------------------------------------------------
100-00                                          5.367             5.306             5.243  Yield
100-00                                            234               265               282  Spread
                                  --------------------------------------------------------
                                  --------------------------------------------------------
100-04                                          5.299             5.218             5.133  Yield
100-04                                            227               256               271  Spread
                                  --------------------------------------------------------
                                  --------------------------------------------------------
100-08                                          5.231              5.13             5.024  Yield
100-08                                            220               247               260  Spread
                                  --------------------------------------------------------
                                  --------------------------------------------------------
100-12                                          5.164             5.042             4.914  Yield
100-12                                            214               238               249  Spread
                                  --------------------------------------------------------
                                  --------------------------------------------------------
100-16                                          5.096             4.954             4.805  Yield
100-16                                            207               230               238  Spread
                                  --------------------------------------------------------
                                  --------------------------------------------------------
100-20                                          5.029             4.867             4.696  Yield
100-20                                            200               221               227  Spread
                                  --------------------------------------------------------

WAL                                              2.00              1.51              1.20
Principal Window                  Jul02 - Dec04       Jul02 - May04     Jul02 - Dec03

CMT_1YR                                          2.27              2.27              2.27

GSR0205 - Price/Yield - B2

Balance                                  $3,818,000.00      Delay             24
Coupon                                   5.752              Dated             6/1/02
Settle                                   6/27/02            First Payment     7/25/02

                                         -------------------------------------------------------------------------
Price                                     10 CPR, Call (Y)  15 CPR, Call (Y)  20 CPR, Call (Y)  25 CPR, Call (Y)
                                         -------------------------------------------------------------------------
99-12                                                  5.11             5.444             5.681             5.837  Yield
99-12                                                    12                76               128               160  Spread
                                         -------------------------------------------------------------------------
99-16                                                 5.094             5.423             5.656             5.808  Yield
99-16                                                    10                74               125               157  Spread
                                         -------------------------------------------------------------------------
99-20                                                 5.078             5.403             5.631             5.778  Yield
99-20                                                     8                72               123               154  Spread
                                         -------------------------------------------------------------------------
99-24                                                 5.062             5.383             5.606             5.749  Yield
99-24                                                     7                70               120               151  Spread
                                         -------------------------------------------------------------------------
99-28                                                 5.046             5.362             5.581              5.72  Yield
99-28                                                     5                68               118               148  Spread
                                         -------------------------------------------------------------------------
100-00                                                 5.03             5.342             5.556              5.69  Yield
100-00                                                    4                66               115               145  Spread
                                         -------------------------------------------------------------------------
100-04                                                5.014             5.322             5.531             5.661  Yield
100-04                                                    2                64               113               142  Spread
                                         -------------------------------------------------------------------------
100-08                                                4.998             5.302             5.506             5.632  Yield
100-08                                                    0                62               110               139  Spread
                                         -------------------------------------------------------------------------
100-12                                                4.982             5.282             5.481             5.603  Yield
100-12                                                   -1                60               108               136  Spread
                                         -------------------------------------------------------------------------
100-16                                                4.967             5.262             5.457             5.574  Yield
100-16                                                   -3                58               105               133  Spread
                                         -------------------------------------------------------------------------
100-20                                                4.951             5.242             5.432             5.545  Yield
100-20                                                   -4                56               103               131  Spread
                                         -------------------------------------------------------------------------

WAL                                                   11.17              8.15              6.24              5.13
Principal Window                         Jul02 - Feb19      Jul02 - Oct14     Jul02 - Dec11     Jul02 - Jan10

CMT_1YR                                                2.27              2.27              2.27              2.27

(TABLE CONTINUED)

GSR0205 - Price/Yield - B2

Balance
Coupon
Settle

                                  ---------------------------------------------------------------------------
Price                              30 CPR, Call (Y)   35 CPR, Call (Y)  40 CPR, Call (Y)   50 CPR, Call (Y)
                                  ---------------------------------------------------------------------------
99-12                                           5.887             5.895             5.904              5.926  Yield
99-12                                             190               214               234                267  Spread
                                  ---------------------------------------------------------------------------
99-16                                           5.853             5.857             5.862              5.872  Yield
99-16                                             187               210               230                261  Spread
                                  ---------------------------------------------------------------------------
99-20                                            5.82             5.819             5.819              5.818  Yield
99-20                                             184               206               226                256  Spread
                                  ---------------------------------------------------------------------------
99-24                                           5.786             5.782             5.776              5.764  Yield
99-24                                             180               203               221                251  Spread
                                  ---------------------------------------------------------------------------
99-28                                           5.753             5.744             5.734               5.71  Yield
99-28                                             177               199               217                245  Spread
                                  ---------------------------------------------------------------------------
100-00                                           5.72             5.706             5.692              5.656  Yield
100-00                                            174               195               213                240  Spread
                                  ---------------------------------------------------------------------------
100-04                                          5.687             5.669             5.649              5.603  Yield
100-04                                            170               191               209                234  Spread
                                  ---------------------------------------------------------------------------
100-08                                          5.654             5.632             5.607              5.549  Yield
100-08                                            167               188               204                229  Spread
                                  ---------------------------------------------------------------------------
100-12                                          5.621             5.594             5.565              5.495  Yield
100-12                                            164               184               200                224  Spread
                                  ---------------------------------------------------------------------------
100-16                                          5.587             5.557             5.523              5.442  Yield
100-16                                            160               180               196                218  Spread
                                  ---------------------------------------------------------------------------
100-20                                          5.555              5.52             5.481              5.389  Yield
100-20                                            157               176               192                213  Spread
                                  ---------------------------------------------------------------------------

WAL                                              4.41              3.83              3.34               2.57
Principal Window                  Jul02 - Sep08       Jul02 - Sep07     Jul02 - Nov06     Jul02 - Oct05

CMT_1YR                                          2.27              2.27              2.27               2.27

TABLE CONTINUED)

GSR0205 - Price/Yield - B2

Balance
Coupon
Settle

                                  --------------------------------------------------------
Price                              60 CPR, Call (Y)   70 CPR, Call (Y)  80 CPR, Call (Y)
                                  --------------------------------------------------------
99-12                                           5.954             5.994             6.036  Yield
99-12                                             293               334               361  Spread
                                  --------------------------------------------------------
99-16                                           5.885             5.904             5.925  Yield
99-16                                             286               325               350  Spread
                                  --------------------------------------------------------
99-20                                           5.817             5.815             5.814  Yield
99-20                                             279               316               339  Spread
                                  --------------------------------------------------------
99-24                                           5.749             5.726             5.703  Yield
99-24                                             272               307               328  Spread
                                  --------------------------------------------------------
99-28                                            5.68             5.638             5.593  Yield
99-28                                             265               298               317  Spread
                                  --------------------------------------------------------
100-00                                          5.612             5.549             5.483  Yield
100-00                                            258               289               306  Spread
                                  --------------------------------------------------------
100-04                                          5.544             5.461             5.373  Yield
100-04                                            252               280               295  Spread
                                  --------------------------------------------------------
100-08                                          5.477             5.372             5.263  Yield
100-08                                            245               271               284  Spread
                                  --------------------------------------------------------
100-12                                          5.409             5.284             5.154  Yield
100-12                                            238               263               273  Spread
                                  --------------------------------------------------------
100-16                                          5.341             5.196             5.044  Yield
100-16                                            231               254               262  Spread
                                  --------------------------------------------------------
100-20                                          5.274             5.108             4.935  Yield
100-20                                            225               245               251  Spread
                                  --------------------------------------------------------

WAL                                              2.00              1.51              1.20
Principal Window                  Jul02 - Dec04       Jul02 - May04     Jul02 - Dec03

CMT_1YR                                          2.27              2.27              2.27

GSR0205 - Price/Yield - B3

Balance                                  $2,291,000.00     Delay              24
Coupon                                   6.4               Dated              6/1/02
Settle                                   6/27/02           First Payment      7/25/02

                                         -------------------------------------------------------------------------
Price                                    10 CPR, Call (Y)   15 CPR, Call (Y)  20 CPR, Call (Y)  25 CPR, Call (Y)
                                         -------------------------------------------------------------------------
99-12                                                5.793              6.115             6.344             6.494  Yield
99-12                                                   80                143               194               225  Spread
                                         -------------------------------------------------------------------------
99-16                                                5.776              6.094             6.318             6.464  Yield
99-16                                                   78                141               191               222  Spread
                                         -------------------------------------------------------------------------
99-20                                                 5.76              6.073             6.293             6.434  Yield
99-20                                                   77                139               189               219  Spread
                                         -------------------------------------------------------------------------
99-24                                                5.743              6.052             6.267             6.404  Yield
99-24                                                   75                137               186               216  Spread
                                         -------------------------------------------------------------------------
99-28                                                5.727              6.032             6.241             6.374  Yield
99-28                                                   73                135               184               213  Spread
                                         -------------------------------------------------------------------------
100-00                                                5.71              6.011             6.216             6.344  Yield
100-00                                                  72                132               181               210  Spread
                                         -------------------------------------------------------------------------
100-04                                               5.694               5.99              6.19             6.315  Yield
100-04                                                  70                130               179               208  Spread
                                         -------------------------------------------------------------------------
100-08                                               5.677              5.969             6.165             6.285  Yield
100-08                                                  68                128               176               205  Spread
                                         -------------------------------------------------------------------------
100-12                                               5.661              5.949             6.139             6.255  Yield
100-12                                                  67                126               174               202  Spread
                                         -------------------------------------------------------------------------
100-16                                               5.644              5.928             6.114             6.226  Yield
100-16                                                  65                124               171               199  Spread
                                         -------------------------------------------------------------------------
100-20                                               5.628              5.907             6.089             6.196  Yield
100-20                                                  63                122               169               196  Spread
                                         -------------------------------------------------------------------------

WAL                                                  11.17               8.15              6.24              5.13
Principal Window                         Jul02 - Feb19     Jul02 - Oct14      Jul02 - Dec11     Jul02 - Jan10

CMT_1YR                                               2.27               2.27              2.27              2.27

(TABLE CONTINUED)

GSR0205 - Price/Yield - B3

Balance
Coupon
Settle

                                  ---------------------------------------------------------------------------
Price                              30 CPR, Call (Y)   35 CPR, Call (Y)  40 CPR, Call (Y)   50 CPR, Call (Y)
                                  ---------------------------------------------------------------------------
99-12                                           6.541             6.548             6.555              6.573  Yield
99-12                                             256               279               299                332  Spread
                                  ---------------------------------------------------------------------------
99-16                                           6.507             6.509             6.512              6.519  Yield
99-16                                             252               275               295                326  Spread
                                  ---------------------------------------------------------------------------
99-20                                           6.473             6.471             6.469              6.464  Yield
99-20                                             249               272               291                321  Spread
                                  ---------------------------------------------------------------------------
99-24                                           6.439             6.433             6.426              6.409  Yield
99-24                                             245               268               286                315  Spread
                                  ---------------------------------------------------------------------------
99-28                                           6.405             6.395             6.383              6.355  Yield
99-28                                             242               264               282                310  Spread
                                  ---------------------------------------------------------------------------
100-00                                          6.371             6.356              6.34              6.301  Yield
100-00                                            239               260               278                304  Spread
                                  ---------------------------------------------------------------------------
100-04                                          6.338             6.318             6.297              6.246  Yield
100-04                                            235               256               273                299  Spread
                                  ---------------------------------------------------------------------------
100-08                                          6.304              6.28             6.254              6.192  Yield
100-08                                            232               252               269                293  Spread
                                  ---------------------------------------------------------------------------
100-12                                           6.27             6.242             6.211              6.138  Yield
100-12                                            229               249               265                288  Spread
                                  ---------------------------------------------------------------------------
100-16                                          6.237             6.205             6.169              6.084  Yield
100-16                                            225               245               261                283  Spread
                                  ---------------------------------------------------------------------------
100-20                                          6.203             6.167             6.126               6.03  Yield
100-20                                            222               241               256                277  Spread
                                  ---------------------------------------------------------------------------

WAL                                              4.41              3.83              3.34               2.57
Principal Window                     Jul02 - Sep08     Jul02 - Sep07     Jul02 - Nov06     Jul02 - Oct05

CMT_1YR                                          2.27              2.27              2.27               2.27

(TABLE CONTINUED)

GSR0205 - Price/Yield - B3

Balance
Coupon
Settle

                                  --------------------------------------------------------
Price                              60 CPR, Call (Y)   70 CPR, Call (Y)  80 CPR, Call (Y)
                                  --------------------------------------------------------
99-12                                           6.596             6.629             6.663  Yield
99-12                                             357               397               424  Spread
                                  --------------------------------------------------------
99-16                                           6.527             6.539             6.552  Yield
99-16                                             350               388               413  Spread
                                  --------------------------------------------------------
99-20                                           6.458             6.449              6.44  Yield
99-20                                             343               379               402  Spread
                                  --------------------------------------------------------
99-24                                           6.389              6.36             6.329  Yield
99-24                                             336               370               390  Spread
                                  --------------------------------------------------------
99-28                                            6.32              6.27             6.218  Yield
99-28                                             329               361               379  Spread
                                  --------------------------------------------------------
100-00                                          6.252             6.181             6.107  Yield
100-00                                            322               352               368  Spread
                                  --------------------------------------------------------
100-04                                          6.183             6.092             5.996  Yield
100-04                                            315               343               357  Spread
                                  --------------------------------------------------------
100-08                                          6.115             6.003             5.886  Yield
100-08                                            309               334               346  Spread
                                  --------------------------------------------------------
100-12                                          6.046             5.914             5.776  Yield
100-12                                            302               326               335  Spread
                                  --------------------------------------------------------
100-16                                          5.978             5.825             5.666  Yield
100-16                                            295               317               324  Spread
                                  --------------------------------------------------------
100-20                                           5.91             5.737             5.556  Yield
100-20                                            288               308               313  Spread
                                  --------------------------------------------------------

WAL                                              2.00              1.51              1.20
Principal Window                  Jul02 - Dec04       Jul02 - May04     Jul02 - Dec03

CMT_1YR                                          2.27              2.27              2.27

GSR0205 - Price/Yield - A1A

Balance                                     $169,972,000.00   Delay             0                 Coupon
Coupon                                      2.661             Dated             6/27/02
Settle                                      6/27/02           First Payment     7/25/02

                                            ------------------------------------------------------------------------
Price                                       10 CPR, Call (Y)  15 CPR, Call (Y)  20 CPR, Call (Y)  25 CPR, Call (Y)
                                            ------------------------------------------------------------------------
99-12                                                   3.143             3.353             3.572             3.799  Yield
99-12                                                      22                88               131               167  Spread
                                            ------------------------------------------------------------------------
99-16                                                   3.049             3.217             3.392             3.573  Yield
99-16                                                      13                74               113               145  Spread
                                            ------------------------------------------------------------------------
99-20                                                   2.955             3.081             3.212             3.347  Yield
99-20                                                       3                61                95               122  Spread
                                            ------------------------------------------------------------------------
99-24                                                   2.862             2.946             3.033             3.123  Yield
99-24                                                      -6                47                77               100  Spread
                                            ------------------------------------------------------------------------
99-28                                                   2.769              2.81             2.854             2.899  Yield
99-28                                                     -15                34                59                77  Spread
                                            ------------------------------------------------------------------------
100-00                                                  2.676             2.675             2.675             2.675  Yield
100-00                                                    -25                20                42                55  Spread
                                            ------------------------------------------------------------------------
100-04                                                  2.583             2.541             2.497             2.452  Yield
100-04                                                    -34                 7                24                33  Spread
                                            ------------------------------------------------------------------------
100-08                                                   2.49             2.407              2.32              2.23  Yield
100-08                                                    -43                -7                 6                10  Spread
                                            ------------------------------------------------------------------------
100-12                                                  2.398             2.273             2.143             2.009  Yield
100-12                                                    -52               -20               -12               -12  Spread
                                            ------------------------------------------------------------------------
100-16                                                  2.306             2.139             1.966             1.788  Yield
100-16                                                    -62               -33               -29               -34  Spread
                                            ------------------------------------------------------------------------
100-20                                                  2.214             2.006              1.79             1.567  Yield
100-20                                                    -71               -47               -47               -56  Spread
                                            ------------------------------------------------------------------------

WAL                                                      1.40              0.95              0.72              0.57
Principal Window                            Jul02 - May05     Jul02 - Jun04     Jul02 - Dec03     Jul02 - Aug03

CMT_1YR                                                  2.27              2.27              2.27              2.27

(TABLE CONTINUED)

GSR0205 - Price/Yield - A1A

Balance             IF CURMONTH LE 83 THEN 2.661 ELSE CMT_1YR + 1.75
Coupon
Settle

                    ------------------------------------------------------------------------------------------
Price               30 CPR, Call (Y)   35 CPR, Call (Y)  40 CPR, Call (Y)  50 CPR, Call (Y)  60 CPR, Call (Y)
                    ------------------------------------------------------------------------------------------
99-12                          4.036              4.281             4.538             5.093             5.707  Yield
99-12                            199                226               255               315               378  Spread
                    ------------------------------------------------------------------------------------------
99-16                          3.762              3.957             4.163             4.605             5.095  Yield
99-16                            171                193               217               266               317  Spread
                    ------------------------------------------------------------------------------------------
99-20                          3.489              3.635             3.789              4.12             4.486  Yield
99-20                            144                161               180               217               256  Spread
                    ------------------------------------------------------------------------------------------
99-24                          3.217              3.314             3.416             3.636             3.879  Yield
99-24                            117                129               142               169               195  Spread
                    ------------------------------------------------------------------------------------------
99-28                          2.946              2.994             3.045             3.154             3.275  Yield
99-28                             90                 97               105               121               135  Spread
                    ------------------------------------------------------------------------------------------
100-00                         2.675              2.675             2.675             2.675             2.674  Yield
100-00                            62                 65                68                73                75  Spread
                    ------------------------------------------------------------------------------------------
100-04                         2.405              2.357             2.306             2.197             2.076  Yield
100-04                            36                 33                31                25                15  Spread
                    ------------------------------------------------------------------------------------------
100-08                         2.137               2.04             1.938             1.721              1.48  Yield
100-08                             9                  1                -5               -23               -45  Spread
                    ------------------------------------------------------------------------------------------
100-12                         1.869              1.724             1.572             1.247             0.887  Yield
100-12                           -18                -30               -42               -70              -104  Spread
                    ------------------------------------------------------------------------------------------
100-16                         1.601              1.409             1.207             0.774             0.297  Yield
100-16                           -45                -62               -79              -117              -163  Spread
                    ------------------------------------------------------------------------------------------
100-20                         1.335              1.095             0.843             0.304            -0.291  Yield
100-20                           -72                -93              -115              -164              -222  Spread
                    ------------------------------------------------------------------------------------------

WAL                              0.47               0.40              0.34              0.27              0.21
Principal Window    Jul02 - Jun03        Jul02 - Apr03      Jul02 - Feb03     Jul02 - Dec02     Jul02 - Nov02

CMT_1YR                          2.27               2.27              2.27              2.27              2.27

(TABLE CONTINUED)


GSR0205 - Price/Yield - A1A

Balance
Coupon
Settle

                                 --------------------------------------
Price                             70 CPR, Call (Y)   80 CPR, Call (Y)
                                 --------------------------------------
99-12                                          6.424             7.282  Yield
99-12                                            451               538  Spread
                                 --------------------------------------
99-16                                          5.666              6.35  Yield
99-16                                            375               445  Spread
                                 --------------------------------------
99-20                                          4.912             5.422  Yield
99-20                                            300               352  Spread
                                 --------------------------------------
99-24                                          4.162             4.501  Yield
99-24                                            225               260  Spread
                                 --------------------------------------
99-28                                          3.416             3.584  Yield
99-28                                            150               168  Spread
                                 --------------------------------------
100-00                                         2.674             2.674  Yield
100-00                                            76                77  Spread
                                 --------------------------------------
100-04                                         1.936             1.768  Yield
100-04                                             2               -13  Spread
                                 --------------------------------------
100-08                                         1.201             0.868  Yield
100-08                                           -71              -103  Spread
                                 --------------------------------------
100-12                                          0.47            -0.026  Yield
100-12                                          -144              -193  Spread
                                 --------------------------------------
100-16                                        -0.257            -0.916  Yield
100-16                                          -217              -282  Spread
                                 --------------------------------------
100-20                                         -0.98              -1.8  Yield
100-20                                          -289              -370  Spread
                                 --------------------------------------

WAL                                             0.17              0.14
Principal Window                 Jul02 - Oct02       Jul02 - Sep02

CMT_1YR                                         2.27              2.27

GSR0205 - Price/Yield - A1B

Balance                                     $144,660,000.00   Delay             0                 Coupon
Coupon                                      3.605             Dated             6/27/02
Settle                                      6/27/02           First Payment     7/25/02

                                            ------------------------------------------------------------------------
Price                                       10 CPR, Call (Y)  15 CPR, Call (Y)  20 CPR, Call (Y)  25 CPR, Call (Y)
                                            ------------------------------------------------------------------------
99-12                                                   3.785             3.851              3.92             3.993  Yield
99-12                                                      28                35                42                66  Spread
                                            ------------------------------------------------------------------------
99-16                                                   3.755             3.807             3.862             3.921  Yield
99-16                                                      25                30                36                59  Spread
                                            ------------------------------------------------------------------------
99-20                                                   3.724             3.763             3.805             3.849  Yield
99-20                                                      22                26                30                51  Spread
                                            ------------------------------------------------------------------------
99-24                                                   3.693             3.719             3.747             3.776  Yield
99-24                                                      19                22                24                44  Spread
                                            ------------------------------------------------------------------------
99-28                                                   3.663             3.676             3.689             3.704  Yield
99-28                                                      16                17                19                37  Spread
                                            ------------------------------------------------------------------------
100-00                                                  3.632             3.632             3.632             3.632  Yield
100-00                                                     13                13                13                30  Spread
                                            ------------------------------------------------------------------------
100-04                                                  3.602             3.589             3.575              3.56  Yield
100-04                                                     10                 9                 7                22  Spread
                                            ------------------------------------------------------------------------
100-08                                                  3.571             3.545             3.518             3.488  Yield
100-08                                                      7                 4                 2                15  Spread
                                            ------------------------------------------------------------------------
100-12                                                  3.541             3.502              3.46             3.417  Yield
100-12                                                      4                 0                -4                 8  Spread
                                            ------------------------------------------------------------------------
100-16                                                   3.51             3.458             3.403             3.345  Yield
100-16                                                      1                -4               -10                 1  Spread
                                            ------------------------------------------------------------------------
100-20                                                   3.48             3.415             3.346             3.274  Yield
100-20                                                     -2                -9               -16                -6  Spread
                                            ------------------------------------------------------------------------

WAL                                                      4.52              3.09              2.31              1.83
Principal Window                            May05 - Oct08     Jun04 - Oct06     Dec03 - Sep05     Aug03 - Jan05

CMT_1YR                                                  2.27              2.27              2.27              2.27

(TABLE CONTINUE)

GSR0205 - Price/Yield - A1B

Balance                                       IF CURMONTH LE 83 THEN 3.605 ELSE CMT_1YR + 1.75
Coupon
Settle

                                  ------------------------------------------------------------------------------------
Price                                         30 CPR, Call (Y)   35 CPR, Call (Y)  40 CPR, Call (Y)  50 CPR, Call (Y)
                                  ------------------------------------------------------------------------------------
99-12                                                    4.071              4.155             4.244             4.444  Yield
99-12                                                      106                137               166               211  Spread
                                  ------------------------------------------------------------------------------------
99-16                                                    3.983               4.05             4.121             4.281  Yield
99-16                                                       97                127               154               195  Spread
                                  ------------------------------------------------------------------------------------
99-20                                                    3.895              3.945             3.998             4.118  Yield
99-20                                                       88                116               141               179  Spread
                                  ------------------------------------------------------------------------------------
99-24                                                    3.807               3.84             3.876             3.956  Yield
99-24                                                       79                106               129               162  Spread
                                  ------------------------------------------------------------------------------------
99-28                                                     3.72              3.736             3.754             3.794  Yield
99-28                                                       70                 96               117               146  Spread
                                  ------------------------------------------------------------------------------------
100-00                                                   3.632              3.632             3.632             3.632  Yield
100-00                                                      62                 85               105               130  Spread
                                  ------------------------------------------------------------------------------------
100-04                                                   3.545              3.528              3.51              3.47  Yield
100-04                                                      53                 75                93               114  Spread
                                  ------------------------------------------------------------------------------------
100-08                                                   3.457              3.424             3.389             3.309  Yield
100-08                                                      44                 64                81                98  Spread
                                  ------------------------------------------------------------------------------------
100-12                                                    3.37              3.321             3.268             3.149  Yield
100-12                                                      36                 54                68                82  Spread
                                  ------------------------------------------------------------------------------------
100-16                                                   3.283              3.217             3.147             2.988  Yield
100-16                                                      27                 44                56                66  Spread
                                  ------------------------------------------------------------------------------------
100-20                                                   3.196              3.114             3.026             2.828  Yield
100-20                                                      18                 33                44                50  Spread
                                  ------------------------------------------------------------------------------------

WAL                                                       1.49               1.25              1.06              0.80
Principal Window                             Jun03 - Jul04      Apr03 - Mar04      Feb03 - Dec03     Dec02 - Aug03

CMT_1YR                                                   2.27               2.27              2.27              2.27

(TABLE CONTINUED)

GSR0205 - Price/Yield - A1B

Balance
Coupon
Settle

                                  --------------------------------------------------------
Price                              60 CPR, Call (Y)   70 CPR, Call (Y)  80 CPR, Call (Y)
                                  --------------------------------------------------------
99-12                                           4.684             4.981             5.387  Yield
99-12                                             252               293               338  Spread
                                  --------------------------------------------------------
99-16                                           4.472             4.709             5.034  Yield
99-16                                             231               266               303  Spread
                                  --------------------------------------------------------
99-20                                           4.262             4.439             4.682  Yield
99-20                                             210               239               268  Spread
                                  --------------------------------------------------------
99-24                                           4.051             4.169             4.331  Yield
99-24                                             189               212               232  Spread
                                  --------------------------------------------------------
99-28                                           3.841               3.9              3.98  Yield
99-28                                             168               185               197  Spread
                                  --------------------------------------------------------
100-00                                          3.632             3.632             3.631  Yield
100-00                                            147               158               163  Spread
                                  --------------------------------------------------------
100-04                                          3.423             3.364             3.283  Yield
100-04                                            126               131               128  Spread
                                  --------------------------------------------------------
100-08                                          3.214             3.097             2.936  Yield
100-08                                            105               104                93  Spread
                                  --------------------------------------------------------
100-12                                          3.006             2.831             2.591  Yield
100-12                                             84                78                58  Spread
                                  --------------------------------------------------------
100-16                                          2.799             2.565             2.246  Yield
100-16                                             63                51                24  Spread
                                  --------------------------------------------------------
100-20                                          2.592               2.3             1.902  Yield
100-20                                             43                25               -10  Spread
                                  --------------------------------------------------------

WAL                                              0.61              0.48              0.37
Principal Window                  Nov02 - Apr03       Oct02 - Feb03     Sep02 - Dec02

CMT_1YR                                          2.27              2.27              2.27

GSR0205 - Price/Yield - A1C

Balance                                     $262,102,000.00   Delay             24                Coupon
Coupon                                      5.472             Dated             6/1/02
Settle                                      6/27/02           First Payment     7/25/02
                                            -------------------------------------------------------------------------
Price                                       10 CPR, Call (Y)  15 CPR, Call (Y)  20 CPR, Call (Y)   25 CPR, Call (Y)
                                            -------------------------------------------------------------------------
99-28                                                   5.492             5.489             5.484              5.477  Yield
99-28                                                      39                48                61                 76  Spread
                                            -------------------------------------------------------------------------
100-00                                                  5.469             5.465             5.458              5.448  Yield
100-00                                                     37                45                59                 73  Spread
                                            -------------------------------------------------------------------------
100-04                                                  5.447             5.442             5.431              5.418  Yield
100-04                                                     35                43                56                 70  Spread
                                            -------------------------------------------------------------------------
100-08                                                  5.425             5.418             5.405              5.389  Yield
100-08                                                     32                41                53                 67  Spread
                                            -------------------------------------------------------------------------
100-12                                                  5.403             5.394             5.379              5.359  Yield
100-12                                                     30                38                51                 65  Spread
                                            -------------------------------------------------------------------------
100-16                                                  5.381             5.371             5.353               5.33  Yield
100-16                                                     28                36                48                 62  Spread
                                            -------------------------------------------------------------------------
100-20                                                  5.359             5.347             5.327                5.3  Yield
100-20                                                     26                34                45                 59  Spread
                                            -------------------------------------------------------------------------
100-24                                                  5.337             5.324             5.301              5.271  Yield
100-24                                                     24                31                43                 56  Spread
                                            -------------------------------------------------------------------------
100-28                                                  5.315               5.3             5.275              5.242  Yield
100-28                                                     21                29                40                 53  Spread
                                            -------------------------------------------------------------------------
101-00                                                  5.293             5.277             5.249              5.213  Yield
101-00                                                     19                26                38                 50  Spread
                                            -------------------------------------------------------------------------
101-04                                                  5.271             5.254             5.223              5.183  Yield
101-04                                                     17                24                35                 47  Spread
                                            -------------------------------------------------------------------------

WAL                                                      6.89              6.40              5.70               4.98
Principal Window                            Oct08 - May09     Oct06 - May09     Sep05 - May09     Jan05 - May09

CMT_1YR                                                  2.27              2.27              2.27               2.27

(TABLE CONTINUED)

GSR0205 - Price/Yield - A1C

Balance                                      IF CURMONTH LE 96 THEN 5.358 ELSE CMT_1YR + 1.75
Coupon
Settle
                                  -----------------------------------------------------------------------------------
Price                                        30 CPR, Call (Y)   35 CPR, Call (Y)  40 CPR, Call (Y)  50 CPR, Call (Y)
                                  -----------------------------------------------------------------------------------
99-28                                                   5.468              5.457             5.444             5.416  Yield
99-28                                                      99                122               142               183  Spread
                                  -----------------------------------------------------------------------------------
100-00                                                  5.434              5.416             5.397             5.354  Yield
100-00                                                     95                118               137               176  Spread
                                  -----------------------------------------------------------------------------------
100-04                                                  5.399              5.376              5.35             5.293  Yield
100-04                                                     92                114               133               170  Spread
                                  -----------------------------------------------------------------------------------
100-08                                                  5.365              5.336             5.303             5.232  Yield
100-08                                                     88                110               128               164  Spread
                                  -----------------------------------------------------------------------------------
100-12                                                  5.331              5.296             5.257             5.171  Yield
100-12                                                     85                106               123               158  Spread
                                  -----------------------------------------------------------------------------------
100-16                                                  5.297              5.256              5.21              5.11  Yield
100-16                                                     81                102               119               152  Spread
                                  -----------------------------------------------------------------------------------
100-20                                                  5.263              5.215             5.163             5.049  Yield
100-20                                                     78                 98               114               146  Spread
                                  -----------------------------------------------------------------------------------
100-24                                                  5.228              5.176             5.117             4.988  Yield
100-24                                                     75                 94               109               140  Spread
                                  -----------------------------------------------------------------------------------
100-28                                                  5.194              5.136              5.07             4.928  Yield
100-28                                                     71                 90               105               134  Spread
                                  -----------------------------------------------------------------------------------
101-00                                                  5.161              5.096             5.024             4.867  Yield
101-00                                                     68                 86               100               128  Spread
                                  -----------------------------------------------------------------------------------
101-04                                                  5.127              5.056             4.978             4.807  Yield
101-04                                                     64                 82                95               122  Spread
                                  -----------------------------------------------------------------------------------

WAL                                                      4.20               3.51              2.97              2.22
Principal Window                             Jul04 - Sep08      Mar04 - Sep07     Dec03 - Nov06     Aug03 - Oct05

CMT_1YR                                                  2.27               2.27              2.27              2.27

(TABLE CONTINUED)

GSR0205 - Price/Yield - A1C

Balance
Coupon
Settle

                                  --------------------------------------------------------
Price                              60 CPR, Call (Y)   70 CPR, Call (Y)  80 CPR, Call (Y)
                                  --------------------------------------------------------
99-28                                           5.381             5.337             5.278  Yield
99-28                                             220               251               271  Spread
                                  --------------------------------------------------------
100-00                                          5.301             5.234             5.145  Yield
100-00                                            212               240               258  Spread
                                  --------------------------------------------------------
100-04                                          5.222             5.132             5.013  Yield
100-04                                            204               230               245  Spread
                                  --------------------------------------------------------
100-08                                          5.142              5.03              4.88  Yield
100-08                                            196               220               232  Spread
                                  --------------------------------------------------------
100-12                                          5.063             4.929             4.748  Yield
100-12                                            188               210               218  Spread
                                  --------------------------------------------------------
100-16                                          4.984             4.827             4.617  Yield
100-16                                            180               200               205  Spread
                                  --------------------------------------------------------
100-20                                          4.905             4.726             4.486  Yield
100-20                                            173               190               192  Spread
                                  --------------------------------------------------------
100-24                                          4.826             4.625             4.354  Yield
100-24                                            165               179               179  Spread
                                  --------------------------------------------------------
100-28                                          4.748             4.524             4.224  Yield
100-28                                            157               169               166  Spread
                                  --------------------------------------------------------
101-00                                          4.669             4.423             4.093  Yield
101-00                                            149               159               153  Spread
                                  --------------------------------------------------------
101-04                                          4.591             4.322             3.963  Yield
101-04                                            141               149               140  Spread
                                  --------------------------------------------------------

WAL                                              1.69              1.30              0.99
Principal Window                     Apr03 - Dec04     Feb03 - May04     Dec02 - Dec03

CMT_1YR                                          2.27              2.27              2.27

GSR0205 - Price/Yield - A21

Balance                                    $171,544,000.00   Delay              24                Coupon
Coupon                                     5.358             Dated              6/1/02
Settle                                     6/27/02           First Payment      7/25/02

                                           -------------------------------------------------------------------------
Price                                      10 CPR, Call (Y)   15 CPR, Call (Y)  20 CPR, Call (Y)  25 CPR, Call (Y)
                                           -------------------------------------------------------------------------
100-12                                                 5.246              5.214             5.178             5.135  Yield
100-12                                                    49                 71                91               110  Spread
                                           --------------------------------------------------------------------------
100-16                                                 5.217               5.18             5.138             5.087  Yield
100-16                                                    46                 67                87               106  Spread
                                           --------------------------------------------------------------------------
100-20                                                 5.188              5.145             5.097             5.039  Yield
100-20                                                    43                 64                83               101  Spread
                                           --------------------------------------------------------------------------
100-24                                                 5.159              5.111             5.057             4.991  Yield
100-24                                                    40                 60                79                96  Spread
                                           --------------------------------------------------------------------------
100-28                                                  5.13              5.076             5.016             4.943  Yield
100-28                                                    38                 57                75                91  Spread
                                           --------------------------------------------------------------------------
101-00                                                 5.101              5.042             4.976             4.896  Yield
101-00                                                    35                 54                71                87  Spread
                                           --------------------------------------------------------------------------
101-04                                                 5.072              5.008             4.936             4.849  Yield
101-04                                                    32                 50                67                82  Spread
                                           --------------------------------------------------------------------------
101-08                                                 5.043              4.974             4.896             4.801  Yield
101-08                                                    29                 47                63                77  Spread
                                           --------------------------------------------------------------------------
101-12                                                 5.014               4.94             4.856             4.754  Yield
101-12                                                    26                 43                59                72  Spread
                                           --------------------------------------------------------------------------
101-16                                                 4.986              4.906             4.816             4.707  Yield
101-16                                                    23                 40                55                68  Spread
                                           --------------------------------------------------------------------------
101-20                                                 4.957              4.872             4.776              4.66  Yield
101-20                                                    20                 37                51                63  Spread
                                           --------------------------------------------------------------------------

WAL                                                     5.16               4.29              3.59              2.98
Principal Window                           Jul02 - Jun10     Jul02 - Jun10      Jul02 - Jun10     Jul02 - Jan10

CMT_1YR                                                 2.27               2.27              2.27              2.27

(TABLE CONTINUED)

GSR0205 - Price/Yield - A21

Balance                     IF CURMONTH LE 96 THEN 5.358 ELSE CMT_1YR + 1.75
Coupon
Settle

                            ---------------------------------------------------------------------------
Price                        30 CPR, Call (Y)   35 CPR, Call (Y)  40 CPR, Call (Y)   50 CPR, Call (Y)
                            ---------------------------------------------------------------------------
100-12                                    5.079             5.019             4.953              4.808 Yield
100-12                                      136               154               174                198 Spread
                            ---------------------------------------------------------------------------
100-16                                    5.021             4.951             4.874              4.705 Yield
100-16                                      131               147               166                188 Spread
                            ---------------------------------------------------------------------------
100-20                                    4.964             4.884             4.796              4.602 Yield
100-20                                      125               140               158                178 Spread
                            ---------------------------------------------------------------------------
100-24                                    4.907             4.816             4.717              4.499 Yield
100-24                                      119               133               150                167 Spread
                            ---------------------------------------------------------------------------
100-28                                     4.85             4.749             4.639              4.397 Yield
100-28                                      114               127               142                157 Spread
                            ---------------------------------------------------------------------------
101-00                                    4.793             4.683             4.561              4.295 Yield
101-00                                      108               120               135                147 Spread
                            ---------------------------------------------------------------------------
101-04                                    4.736             4.616             4.484              4.193 Yield
101-04                                      102               113               127                137 Spread
                            ---------------------------------------------------------------------------
101-08                                     4.68             4.549             4.406              4.092 Yield
101-08                                       97               107               119                127 Spread
                            ---------------------------------------------------------------------------
101-12                                    4.623             4.483             4.329               3.99 Yield
101-12                                       91               100               111                116 Spread
                            ---------------------------------------------------------------------------
101-16                                    4.567             4.417             4.252              3.889 Yield
101-16                                       85                93               104                106 Spread
                            ---------------------------------------------------------------------------
101-20                                    4.511              4.35             4.175              3.789 Yield
101-20                                       80                87                96                 96 Spread
                            ---------------------------------------------------------------------------

WAL                                        2.44              2.04              1.73               1.29
Principal Window            Jul02 - Sep08       Jul02 - Sep07     Jul02 - Nov06     Jul02 - Oct05

CMT_1YR                                    2.27              2.27              2.27               2.27

(TABLE CONTINUED)

GSR0205 - Price/Yield - A21

Balance
Coupon
Settle

                            --------------------------------------------------------
Price                        60 CPR, Call (Y)   70 CPR, Call (Y)  80 CPR, Call (Y)
                            --------------------------------------------------------
100-12                                    4.629             4.407             4.111 Yield
100-12                                      206               184               155 Spread
                            --------------------------------------------------------
100-16                                    4.495             4.236              3.89 Yield
100-16                                      193               167               133 Spread
                            --------------------------------------------------------
100-20                                    4.363             4.066             3.671 Yield
100-20                                      180               150               111 Spread
                            --------------------------------------------------------
100-24                                     4.23             3.896             3.452 Yield
100-24                                      167               133                89 Spread
                            --------------------------------------------------------
100-28                                    4.098             3.727             3.233 Yield
100-28                                      153               116                67 Spread
                            --------------------------------------------------------
101-00                                    3.966             3.558             3.015 Yield
101-00                                      140                99                45 Spread
                            --------------------------------------------------------
101-04                                    3.834              3.39             2.798 Yield
101-04                                      127                83                23 Spread
                            --------------------------------------------------------
101-08                                    3.703             3.222             2.582 Yield
101-08                                      114                66                 2 Spread
                            --------------------------------------------------------
101-12                                    3.572             3.054             2.366 Yield
101-12                                      101                49               -20 Spread
                            --------------------------------------------------------
101-16                                    3.442             2.887             2.151 Yield
101-16                                       88                32               -41 Spread
                            --------------------------------------------------------
101-20                                    3.312             2.721             1.936 Yield
101-20                                       75                16               -63 Spread
                            --------------------------------------------------------

WAL                                        0.99              0.76              0.58
Principal Window            Jul02 - Dec04       Jul02 - May04     Jul02 - Dec03

CMT_1YR                                    2.27              2.27              2.27

GSR0205 - Price/Yield - B1

Balance                                  $5,344,000.00      Delay             24
Coupon                                   5.502              Dated             6/1/02
Settle                                   6/27/02            First Payment     7/25/02

                                         -------------------------------------------------------------------------
Price                                     10 CPR, Call (Y)  15 CPR, Call (Y)  20 CPR, Call (Y)  25 CPR, Call (Y)
                                         -------------------------------------------------------------------------
99-12                                                 4.847             5.185             5.426             5.584  Yield
99-12                                                   -15                50               102               134  Spread
                                         -------------------------------------------------------------------------
99-16                                                 4.831             5.165             5.401             5.555  Yield
99-16                                                   -16                48               100               132  Spread
                                         -------------------------------------------------------------------------
99-20                                                 4.816             5.145             5.376             5.526  Yield
99-20                                                   -18                46                97               129  Spread
                                         -------------------------------------------------------------------------
99-24                                                   4.8             5.125             5.352             5.497  Yield
99-24                                                   -19                44                95               126  Spread
                                         -------------------------------------------------------------------------
99-28                                                 4.784             5.105             5.327             5.468  Yield
99-28                                                   -21                42                92               123  Spread
                                         -------------------------------------------------------------------------
100-00                                                4.768             5.085             5.302             5.439  Yield
100-00                                                  -23                40                90               120  Spread
                                         -------------------------------------------------------------------------
100-04                                                4.753             5.065             5.277              5.41  Yield
100-04                                                  -24                38                87               117  Spread
                                         -------------------------------------------------------------------------
100-08                                                4.737             5.045             5.253             5.381  Yield
100-08                                                  -26                36                85               114  Spread
                                         -------------------------------------------------------------------------
100-12                                                4.721             5.025             5.228             5.352  Yield
100-12                                                  -27                34                82               111  Spread
                                         -------------------------------------------------------------------------
100-16                                                4.706             5.006             5.204             5.323  Yield
100-16                                                  -29                32                80               108  Spread
                                         -------------------------------------------------------------------------
100-20                                                 4.69             4.986             5.179             5.294  Yield
100-20                                                  -30                30                78               105  Spread
                                         -------------------------------------------------------------------------

WAL                                                   11.17              8.15              6.24              5.13
Principal Window                         Jul02 - Feb19      Jul02 - Oct14     Jul02 - Dec11     Jul02 - Jan10

CMT_1YR                                                2.27              2.27              2.27              2.27

GSR0205 - Price/Yield - B1

Balance
Coupon
Settle

                                  --------------------------------------------------------------------------
Price                             30 CPR, Call (Y)   35 CPR, Call (Y)  40 CPR, Call (Y)   50 CPR, Call (Y)
                                  --------------------------------------------------------------------------
99-12                                          5.635             5.644             5.654              5.677  Yield
99-12                                            165               189               209                242  Spread
                                  --------------------------------------------------------------------------
99-16                                          5.602             5.606             5.611              5.623  Yield
99-16                                            162               185               205                237  Spread
                                  --------------------------------------------------------------------------
99-20                                          5.569             5.569             5.569              5.569  Yield
99-20                                            158               181               201                231  Spread
                                  --------------------------------------------------------------------------
99-24                                          5.535             5.531             5.527              5.516  Yield
99-24                                            155               178               196                226  Spread
                                  --------------------------------------------------------------------------
99-28                                          5.502             5.494             5.484              5.462  Yield
99-28                                            152               174               192                220  Spread
                                  --------------------------------------------------------------------------
100-00                                         5.469             5.456             5.442              5.409  Yield
100-00                                           148               170               188                215  Spread
                                  --------------------------------------------------------------------------
100-04                                         5.436             5.419               5.4              5.355  Yield
100-04                                           145               166               184                210  Spread
                                  --------------------------------------------------------------------------
100-08                                         5.403             5.382             5.358              5.302  Yield
100-08                                           142               163               180                204  Spread
                                  --------------------------------------------------------------------------
100-12                                         5.371             5.345             5.316              5.248  Yield
100-12                                           139               159               175                199  Spread
                                  --------------------------------------------------------------------------
100-16                                         5.338             5.308             5.274              5.195  Yield
100-16                                           135               155               171                194  Spread
                                  --------------------------------------------------------------------------
100-20                                         5.305             5.271             5.232              5.142  Yield
100-20                                           132               152               167                188  Spread
                                  --------------------------------------------------------------------------

WAL                                             4.41              3.83              3.34               2.57
Principal Window                    Jul02 - Sep08     Jul02 - Sep07     Jul02 - Nov06     Jul02 - Oct05

CMT_1YR                                         2.27              2.27              2.27               2.27

GSR0205 - Price/Yield - B1

Balance
Coupon
Settle

                                  --------------------------------------------------------
Price                              60 CPR, Call (Y)   70 CPR, Call (Y)  80 CPR, Call (Y)
                                  --------------------------------------------------------
99-12                                           5.707             5.749             5.794  Yield
99-12                                             268               309               337  Spread
                                  --------------------------------------------------------
99-16                                           5.638              5.66             5.683  Yield
99-16                                             261               300               326  Spread
                                  --------------------------------------------------------
99-20                                            5.57             5.571             5.573  Yield
99-20                                             254               291               315  Spread
                                  --------------------------------------------------------
99-24                                           5.502             5.483             5.463  Yield
99-24                                             247               282               304  Spread
                                  --------------------------------------------------------
99-28                                           5.434             5.394             5.352  Yield
99-28                                             241               274               293  Spread
                                  --------------------------------------------------------
100-00                                          5.367             5.306             5.243  Yield
100-00                                            234               265               282  Spread
                                  --------------------------------------------------------
100-04                                          5.299             5.218             5.133  Yield
100-04                                            227               256               271  Spread
                                  --------------------------------------------------------
100-08                                          5.231              5.13             5.024  Yield
100-08                                            220               247               260  Spread
                                  --------------------------------------------------------
100-12                                          5.164             5.042             4.914  Yield
100-12                                            214               238               249  Spread
                                  --------------------------------------------------------
100-16                                          5.096             4.954             4.805  Yield
100-16                                            207               230               238  Spread
                                  --------------------------------------------------------
100-20                                          5.029             4.867             4.696  Yield
100-20                                            200               221               227  Spread
                                  --------------------------------------------------------

WAL                                              2.00              1.51              1.20
Principal Window                  Jul02 - Dec04       Jul02 - May04     Jul02 - Dec03

CMT_1YR                                          2.27              2.27              2.27

GSR0205 - Price/Yield - B2

Balance                                  $3,818,000.00      Delay             24
Coupon                                   5.752              Dated             6/1/02
Settle                                   6/27/02            First Payment     7/25/02

                                         -------------------------------------------------------------------------
Price                                     10 CPR, Call (Y)  15 CPR, Call (Y)  20 CPR, Call (Y)  25 CPR, Call (Y)
                                         -------------------------------------------------------------------------
99-12                                                  5.11             5.444             5.681             5.837  Yield
99-12                                                    12                76               128               160  Spread
                                         -------------------------------------------------------------------------
99-16                                                 5.094             5.423             5.656             5.808  Yield
99-16                                                    10                74               125               157  Spread
                                         -------------------------------------------------------------------------
99-20                                                 5.078             5.403             5.631             5.778  Yield
99-20                                                     8                72               123               154  Spread
                                         -------------------------------------------------------------------------
99-24                                                 5.062             5.383             5.606             5.749  Yield
99-24                                                     7                70               120               151  Spread
                                         -------------------------------------------------------------------------
99-28                                                 5.046             5.362             5.581              5.72  Yield
99-28                                                     5                68               118               148  Spread
                                         -------------------------------------------------------------------------
100-00                                                 5.03             5.342             5.556              5.69  Yield
100-00                                                    4                66               115               145  Spread
                                         -------------------------------------------------------------------------
100-04                                                5.014             5.322             5.531             5.661  Yield
100-04                                                    2                64               113               142  Spread
                                         -------------------------------------------------------------------------
100-08                                                4.998             5.302             5.506             5.632  Yield
100-08                                                    0                62               110               139  Spread
                                         -------------------------------------------------------------------------
100-12                                                4.982             5.282             5.481             5.603  Yield
100-12                                                   -1                60               108               136  Spread
                                         -------------------------------------------------------------------------
100-16                                                4.967             5.262             5.457             5.574  Yield
100-16                                                   -3                58               105               133  Spread
                                         -------------------------------------------------------------------------
100-20                                                4.951             5.242             5.432             5.545  Yield
100-20                                                   -4                56               103               131  Spread
                                         -------------------------------------------------------------------------

WAL                                                   11.17              8.15              6.24              5.13
Principal Window                         Jul02 - Feb19      Jul02 - Oct14     Jul02 - Dec11     Jul02 - Jan10

CMT_1YR                                                2.27              2.27              2.27              2.27

(TABLE CONTINUED)

GSR0205 - Price/Yield - B2

Balance
Coupon
Settle

                                  ---------------------------------------------------------------------------
Price                              30 CPR, Call (Y)   35 CPR, Call (Y)  40 CPR, Call (Y)   50 CPR, Call (Y)
                                     ---------------------------------------------------------------------------
99-12                                           5.887             5.895             5.904              5.926  Yield
99-12                                             190               214               234                267  Spread
                                  ---------------------------------------------------------------------------
99-16                                           5.853             5.857             5.862              5.872  Yield
99-16                                             187               210               230                261  Spread
                                  ---------------------------------------------------------------------------
99-20                                            5.82             5.819             5.819              5.818  Yield
99-20                                             184               206               226                256  Spread
                                  ---------------------------------------------------------------------------
99-24                                           5.786             5.782             5.776              5.764  Yield
99-24                                             180               203               221                251  Spread
                                  ---------------------------------------------------------------------------
99-28                                           5.753             5.744             5.734               5.71  Yield
99-28                                             177               199               217                245  Spread
                                  ---------------------------------------------------------------------------
100-00                                           5.72             5.706             5.692              5.656  Yield
100-00                                            174               195               213                240  Spread
                                  ---------------------------------------------------------------------------
100-04                                          5.687             5.669             5.649              5.603  Yield
100-04                                            170               191               209                234  Spread
                                  ---------------------------------------------------------------------------
100-08                                          5.654             5.632             5.607              5.549  Yield
100-08                                            167               188               204                229  Spread
                                  ---------------------------------------------------------------------------
100-12                                          5.621             5.594             5.565              5.495  Yield
100-12                                            164               184               200                224  Spread
                                  ---------------------------------------------------------------------------
100-16                                          5.587             5.557             5.523              5.442  Yield
100-16                                            160               180               196                218  Spread
                                  ---------------------------------------------------------------------------
100-20                                          5.555              5.52             5.481              5.389  Yield
100-20                                            157               176               192                213  Spread
                                  ---------------------------------------------------------------------------

WAL                                              4.41              3.83              3.34               2.57
Principal Window                     Jul02 - Sep08     Jul02 - Sep07     Jul02 - Nov06     Jul02 - Oct05

CMT_1YR                                          2.27              2.27              2.27               2.27

(TABLE CONTINUED)

GSR0205 - Price/Yield - B2

Balance
Coupon
Settle

                                  --------------------------------------------------------
Price                              60 CPR, Call (Y)   70 CPR, Call (Y)  80 CPR, Call (Y)
                                  --------------------------------------------------------
99-12                                           5.954             5.994             6.036  Yield
99-12                                             293               334               361  Spread
                                  --------------------------------------------------------
99-16                                           5.885             5.904             5.925  Yield
99-16                                             286               325               350  Spread
                                  --------------------------------------------------------
99-20                                           5.817             5.815             5.814  Yield
99-20                                             279               316               339  Spread
                                  --------------------------------------------------------
99-24                                           5.749             5.726             5.703  Yield
99-24                                             272               307               328  Spread
                                  --------------------------------------------------------
99-28                                            5.68             5.638             5.593  Yield
99-28                                             265               298               317  Spread
                                  --------------------------------------------------------
100-00                                          5.612             5.549             5.483  Yield
100-00                                            258               289               306  Spread
                                  --------------------------------------------------------
100-04                                          5.544             5.461             5.373  Yield
100-04                                            252               280               295  Spread
                                  --------------------------------------------------------
100-08                                          5.477             5.372             5.263  Yield
100-08                                            245               271               284  Spread
                                  --------------------------------------------------------
100-12                                          5.409             5.284             5.154  Yield
100-12                                            238               263               273  Spread
                                  --------------------------------------------------------
100-16                                          5.341             5.196             5.044  Yield
100-16                                            231               254               262  Spread
                                  --------------------------------------------------------
100-20                                          5.274             5.108             4.935  Yield
100-20                                            225               245               251  Spread
                                  --------------------------------------------------------

WAL                                              2.00              1.51              1.20
Principal Window                  Jul02 - Dec04       Jul02 - May04     Jul02 - Dec03

CMT_1YR                                          2.27              2.27              2.27

GSR0205 - Price/Yield - B3

Balance                                  $2,291,000.00      Delay             24
Coupon                                   6.4                Dated             6/1/02
Settle                                   6/27/02            First Payment     7/25/02

                                         -------------------------------------------------------------------------
Price                                     10 CPR, Call (Y)  15 CPR, Call (Y)  20 CPR, Call (Y)  25 CPR, Call (Y)
                                         -------------------------------------------------------------------------
99-12                                                 5.793             6.115             6.344             6.494  Yield
99-12                                                    80               143               194               225  Spread
                                         -------------------------------------------------------------------------
99-16                                                 5.776             6.094             6.318             6.464  Yield
99-16                                                    78               141               191               222  Spread
                                         -------------------------------------------------------------------------
99-20                                                  5.76             6.073             6.293             6.434  Yield
99-20                                                    77               139               189               219  Spread
                                         -------------------------------------------------------------------------
99-24                                                 5.743             6.052             6.267             6.404  Yield
99-24                                                    75               137               186               216  Spread
                                         -------------------------------------------------------------------------
99-28                                                 5.727             6.032             6.241             6.374  Yield
99-28                                                    73               135               184               213  Spread
                                         -------------------------------------------------------------------------
100-00                                                 5.71             6.011             6.216             6.344  Yield
100-00                                                   72               132               181               210  Spread
                                         -------------------------------------------------------------------------
100-04                                                5.694              5.99              6.19             6.315  Yield
100-04                                                   70               130               179               208  Spread
                                         -------------------------------------------------------------------------
100-08                                                5.677             5.969             6.165             6.285  Yield
100-08                                                   68               128               176               205  Spread
                                         -------------------------------------------------------------------------
100-12                                                5.661             5.949             6.139             6.255  Yield
100-12                                                   67               126               174               202  Spread
                                         -------------------------------------------------------------------------
100-16                                                5.644             5.928             6.114             6.226  Yield
100-16                                                   65               124               171               199  Spread
                                         -------------------------------------------------------------------------
100-20                                                5.628             5.907             6.089             6.196  Yield
100-20                                                   63               122               169               196  Spread
                                         -------------------------------------------------------------------------

WAL                                                   11.17              8.15              6.24              5.13
Principal Window                         Jul02 - Feb19      Jul02 - Oct14     Jul02 - Dec11     Jul02 - Jan10

CMT_1YR                                                2.27              2.27              2.27              2.27

(TABLE CONTINUED)
GSR0205 - Price/Yield - B3

Balance
Coupon
Settle

                                  --------------------------------------------------------------------------
Price                              30 CPR, Call (Y)   35 CPR, Call (Y)  40 CPR, Call (Y)  50 CPR, Call (Y)
                                  --------------------------------------------------------------------------
99-12                                           6.541             6.548             6.555             6.573  Yield
99-12                                             256               279               299               332  Spread
                                  --------------------------------------------------------------------------
99-16                                           6.507             6.509             6.512             6.519  Yield
99-16                                             252               275               295               326  Spread
                                  --------------------------------------------------------------------------
99-20                                           6.473             6.471             6.469             6.464  Yield
99-20                                             249               272               291               321  Spread
                                  --------------------------------------------------------------------------
99-24                                           6.439             6.433             6.426             6.409  Yield
99-24                                             245               268               286               315  Spread
                                  --------------------------------------------------------------------------
99-28                                           6.405             6.395             6.383             6.355  Yield
99-28                                             242               264               282               310  Spread
                                  --------------------------------------------------------------------------
100-00                                          6.371             6.356              6.34             6.301  Yield
100-00                                            239               260               278               304  Spread
                                  --------------------------------------------------------------------------
100-04                                          6.338             6.318             6.297             6.246  Yield
100-04                                            235               256               273               299  Spread
                                  --------------------------------------------------------------------------
100-08                                          6.304              6.28             6.254             6.192  Yield
100-08                                            232               252               269               293  Spread
                                  --------------------------------------------------------------------------
100-12                                           6.27             6.242             6.211             6.138  Yield
100-12                                            229               249               265               288  Spread
                                  --------------------------------------------------------------------------
100-16                                          6.237             6.205             6.169             6.084  Yield
100-16                                            225               245               261               283  Spread
                                  --------------------------------------------------------------------------
100-20                                          6.203             6.167             6.126              6.03  Yield
100-20                                            222               241               256               277  Spread
                                  --------------------------------------------------------------------------

WAL                                              4.41              3.83              3.34              2.57
Principal Window                     Jul02 - Sep08     Jul02 - Sep07     Jul02 - Nov06     Jul02 - Oct05

CMT_1YR                                          2.27              2.27              2.27              2.27

(TABLE CONTINUED)

GSR0205 - Price/Yield - B3

Balance
Coupon
Settle

                                  --------------------------------------------------------
Price                              60 CPR, Call (Y)   70 CPR, Call (Y)  80 CPR, Call (Y)
                                  --------------------------------------------------------
99-12                                           6.596             6.629             6.663  Yield
99-12                                             357               397               424  Spread
                                  --------------------------------------------------------
99-16                                           6.527             6.539             6.552  Yield
99-16                                             350               388               413  Spread
                                  --------------------------------------------------------
99-20                                           6.458             6.449              6.44  Yield
99-20                                             343               379               402  Spread
                                  --------------------------------------------------------
99-24                                           6.389              6.36             6.329  Yield
99-24                                             336               370               390  Spread
                                  --------------------------------------------------------
99-28                                            6.32              6.27             6.218  Yield
99-28                                             329               361               379  Spread
                                  --------------------------------------------------------
100-00                                          6.252             6.181             6.107  Yield
100-00                                            322               352               368  Spread
                                  --------------------------------------------------------
100-04                                          6.183             6.092             5.996  Yield
100-04                                            315               343               357  Spread
                                  --------------------------------------------------------
100-08                                          6.115             6.003             5.886  Yield
100-08                                            309               334               346  Spread
                                  --------------------------------------------------------
100-12                                          6.046             5.914             5.776  Yield
100-12                                            302               326               335  Spread
                                  --------------------------------------------------------
100-16                                          5.978             5.825             5.666  Yield
100-16                                            295               317               324  Spread
                                  --------------------------------------------------------
100-20                                           5.91             5.737             5.556  Yield
100-20                                            288               308               313  Spread
                                  --------------------------------------------------------

WAL                                              2.00              1.51              1.20
Principal Window                  Jul02 - Dec04       Jul02 - May04     Jul02 - Dec03

CMT_1YR                                          2.27              2.27              2.27

GSR0205 - Price/Yield - A1A

Balance $169,972,000.00     Delay          0                Coupon    IF CURMONTH LE 83 THEN 2.702 ELSE CMT_1YR + 1.75
Coupon  2.702               Dated          6/27/02
Settle  6/27/02             First Payment  7/25/02

        ---------------------------------------------------------------------------------------------------------------
Price    10 CPR    15 CPR    20 CPR    25 CPR    30 CPR     35 CPR    40 CPR    50 CPR    60 CPR    70 CPR    80 CPR
        ---------------------------------------------------------------------------------------------------------------
99-12      3.1846    3.3954    3.6141     3.841    4.0782     4.3233    4.5812    5.1359     5.751     6.468    7.3274 Yield
99-12          14        83       129       166       199        226       256       318       382       455       542 Spread
        ---------------------------------------------------------------------------------------------------------------
99-16      3.0907    3.2592    3.4338     3.615    3.8044          4    4.2059    4.6483    5.1387      5.71    6.3943 Yield
99-16           5        69       111       144       171        194       218       269       320       379       448 Spread
        ---------------------------------------------------------------------------------------------------------------
99-20      2.9971    3.1232     3.254    3.3896    3.5314     3.6778    3.8318    4.1627    4.5292     4.956    5.4668 Yield
99-20          -4        55        93       121       144        161       181       220       259       303       356 Spread
        ---------------------------------------------------------------------------------------------------------------
99-24      2.9036    2.9876    3.0746    3.1649    3.2592     3.3566     3.459     3.679    3.9225    4.2059    4.5448 Yield
99-24         -14        42        75        99       117        129       144       172       199       228       263 Spread
        ---------------------------------------------------------------------------------------------------------------
99-28      2.8103    2.8523    2.8957    2.9408    2.9878     3.0364    3.0875    3.1972    3.3186    3.4597    3.6284 Yield
99-28         -23        28        57        76        90         97       107       124       138       154       172 Spread
        ---------------------------------------------------------------------------------------------------------------
100-00     2.7173    2.7173    2.7173    2.7173    2.7173     2.7173    2.7173    2.7173    2.7173    2.7173    2.7174 Yield
100-00        -32        15        39        54        63         65        70        76        78        80        81 Spread
        ---------------------------------------------------------------------------------------------------------------
100-04     2.6244    2.5826    2.5393    2.4944    2.4475     2.3992    2.3484    2.2393    2.1188    1.9788    1.8118 Yield
100-04        -42         1        21        32        36         34        33        28        18         6       -10 Spread
        ---------------------------------------------------------------------------------------------------------------
100-08     2.5317    2.4482    2.3617    2.2721    2.1786     2.0821    1.9807    1.7632     1.523    1.2442    0.9116 Yield
100-08        -51       -12         3         9         9          2        -4       -20       -41       -68      -100 Spread
        ---------------------------------------------------------------------------------------------------------------
100-12     2.4393    2.3142    2.1847    2.0505    1.9104      1.766    1.6143     1.289    0.9299    0.5133    0.0168 Yield
100-12        -60       -25       -14       -13       -18        -30       -41       -67      -101      -141      -189 Spread
        ---------------------------------------------------------------------------------------------------------------
100-16      2.347    2.1805     2.008    1.8294    1.6431     1.4509    1.2491    0.8166    0.3394   -0.2139   -0.8727 Yield
100-16        -69       -39       -32       -35       -45        -61       -77      -114      -160      -214      -278 Spread
        ---------------------------------------------------------------------------------------------------------------
100-20      2.255    2.0471    1.8318     1.609    1.3765     1.1368    0.8852    0.3461   -0.2484   -0.9373    -1.757 Yield
100-20        -79       -52       -50       -57       -72        -93      -114      -161      -218      -286      -367 Spread
        ---------------------------------------------------------------------------------------------------------------

WAL          1.40      0.95      0.72      0.57      0.47       0.40      0.34      0.27      0.21      0.17      0.14
Principal   Jul02-    Jul02-    Jul02-    Jul02-    Jul02-    Jul02-     Jul02-    Jul02-    Jul02-    Jul02-     Jul02-
Window      May05     Jun04     Dec03     Aug03     Jun03     Apr03      Feb03     Dec02     Nov02     Oct02      Sep02

CMT_1YR      2.31      2.31      2.31      2.31      2.31       2.31      2.31      2.31      2.31      2.31      2.31

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0205 - Price/Yield - A1B

Balance $144,660,000.00     Delay          0                   Coupon    IF CURMONTH LE 83 THEN 3.725 ELSE CMT_1YR + 1.75
Coupon  3.725               Dated          6/27/02
Settle  6/27/02             First Payment  7/25/02

        ---------------------------------------------------------------------------------------------------------------
Price    10 CPR    15 CPR    20 CPR    25 CPR    30 CPR     35 CPR    40 CPR    50 CPR    60 CPR    70 CPR    80 CPR
        ---------------------------------------------------------------------------------------------------------------
99-12      3.9079    3.9732    4.0426    4.1161    4.1942     4.2776    4.3665    4.5671    4.8073    5.1044    5.5114 Yield
99-12          30        36        43        67       106        138       168       216       259       301       347 Spread
        ---------------------------------------------------------------------------------------------------------------
99-16       3.877    3.9292    3.9847    4.0435    4.1059     4.1725    4.2436    4.4038    4.5957    4.8329    5.1578 Yield
99-16          27        32        37        60        97        127       155       200       238       274       312 Spread
        ---------------------------------------------------------------------------------------------------------------
99-20      3.8462    3.8853    3.9269    3.9709    4.0177     4.0676    4.1208    4.2409    4.3845    4.5621    4.8053 Yield
99-20          24        27        32        52        89        117       143       183       216       247       277 Spread
        ---------------------------------------------------------------------------------------------------------------
99-24      3.8154    3.8415    3.8692    3.8985    3.9296     3.9629    3.9983    4.0783    4.1739    4.2921    4.4538 Yield
99-24          20        23        26        45        80        106       131       167       195       220       241 Spread
        ---------------------------------------------------------------------------------------------------------------
99-28      3.7847    3.7977    3.8116    3.8262    3.8418     3.8584    3.8761     3.916    3.9637    4.0227    4.1034 Yield
99-28          17        19        20        38        71         96       119       151       174       193       206 Spread
        ---------------------------------------------------------------------------------------------------------------
100-00      3.754     3.754     3.754     3.754     3.754     3.7541    3.7541    3.7541    3.7541    3.7541    3.7541 Yield
100-00         14        14        14        31        62         85       106       135       153       166       172 Spread
        ---------------------------------------------------------------------------------------------------------------
100-04     3.7234    3.7104    3.6966     3.682    3.6665     3.6499    3.6323    3.5925    3.5449    3.4862    3.4058 Yield
100-04         11        10         9        23        53         75        94       118       132       139       137 Spread
        ---------------------------------------------------------------------------------------------------------------
100-08     3.6928    3.6669    3.6393    3.6101    3.5791      3.546    3.5107    3.4312    3.3362    3.2189    3.0586 Yield
100-08          8         6         3        16        45         64        82       102       112       112       102 Spread
        ---------------------------------------------------------------------------------------------------------------
100-12     3.6623    3.6234    3.5821    3.5383    3.4918     3.4423    3.3894    3.2703    3.1281    2.9524    2.7125 Yield
100-12          5         1        -3         9        36         54        70        86        91        86        67 Spread
        ---------------------------------------------------------------------------------------------------------------
100-16     3.6318      3.58    3.5249    3.4666    3.4047     3.3387    3.2683    3.1098    2.9204    2.6866    2.3673 Yield
100-16          2        -3        -9         2        27         44        58        70        70        59        33 Spread
        ---------------------------------------------------------------------------------------------------------------
100-20     3.6014    3.5366    3.4679     3.395    3.3177     3.2353    3.1474    2.9495    2.7131    2.4215    2.0233 Yield
100-20         -1        -7       -14        -5        19         33        46        54        49        33        -2 Spread
        ---------------------------------------------------------------------------------------------------------------

WAL          4.52      3.09      2.31      1.83      1.49       1.25      1.06      0.80      0.61      0.48      0.37
Principal  May05-    Jun04-    Dec03-    Aug03-    Jun03-    Apr03-     Feb03-    Dec02-    Nov02-    Oct02-    Sep02-
Window     Oct08     Oct06     Sep05     Jan05     Jul04     Mar04      Dec03     Aug03     Apr03     Feb03     Dec02

CMT_1YR      2.31      2.31      2.31      2.31      2.31       2.31      2.31      2.31      2.31      2.31      2.31

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0205 - Price/Yield - A1C

Balance $262,102,000.00     Delay               24             Coupon     IF CURMONTH LE 83 THEN 5.554 ELSE CMT_1YR + 1.75
Coupon  5.554               Dated               6/1/02
Settle  6/27/02             First Payment       7/25/02

        ---------------------------------------------------------------------------------------------------------------
Price    10 CPR    15 CPR    20 CPR    25 CPR    30 CPR     35 CPR    40 CPR    50 CPR    60 CPR    70 CPR    80 CPR
        ---------------------------------------------------------------------------------------------------------------
99-28       5.047    5.2185     5.335    5.4125    5.4612     5.4891    5.5021       5.5    5.4757    5.4373    5.3809 Yield
99-28         -63       -32         7        42        73         98       122       165       201       240       269 Spread
        ---------------------------------------------------------------------------------------------------------------
100-00     5.0325    5.2003    5.3127    5.3856    5.4295     5.4522    5.4595    5.4444    5.4041    5.3453    5.2602 Yield
100-00        -64       -34         5        40        70         94       118       159       193       231       257 Spread
        ---------------------------------------------------------------------------------------------------------------
100-04     5.0181    5.1821    5.2904    5.3589    5.3979     5.4153    5.4169    5.3888    5.3325    5.2534    5.1398 Yield
100-04        -66       -35         3        37        67         90       114       153       186       222       245 Spread
        ---------------------------------------------------------------------------------------------------------------
100-08     5.0037     5.164    5.2681    5.3322    5.3663     5.3785    5.3744    5.3334    5.2612    5.1618    5.0196 Yield
100-08        -67       -37         0        34        64         87       109       148       179       212       233 Spread
        ---------------------------------------------------------------------------------------------------------------
100-12     4.9893    5.1459    5.2459    5.3055    5.3348     5.3417     5.332    5.2781    5.1899    5.0704    4.8996 Yield
100-12        -69       -39        -2        32        60         83       105       142       172       203       221 Spread
        ---------------------------------------------------------------------------------------------------------------
100-16     4.9749    5.1278    5.2237    5.2788    5.3034     5.3051    5.2897    5.2229    5.1188    4.9791      4.78 Yield
100-16        -70       -41        -4        29        57         79       101       137       165       194       209 Spread
        ---------------------------------------------------------------------------------------------------------------
100-20     4.9606    5.1097    5.2016    5.2523     5.272     5.2684    5.2474    5.1678    5.0479     4.888    4.6606 Yield
100-20        -72       -43        -6        26        54         76        97       131       158       185       197 Spread
        ---------------------------------------------------------------------------------------------------------------
100-24     4.9462    5.0917    5.1795    5.2257    5.2406     5.2319    5.2052    5.1128    4.9771    4.7972    4.5414 Yield
100-24        -73       -45        -8        24        51         72        92       126       151       176       186 Spread
        ---------------------------------------------------------------------------------------------------------------
100-28     4.9319    5.0737    5.1575    5.1993    5.2093     5.1954    5.1632    5.0579    4.9064    4.7065    4.4225 Yield
100-28        -75       -46       -11        21        48         69        88       120       144       167       174 Spread
        ---------------------------------------------------------------------------------------------------------------
101-00     4.9177    5.0557    5.1354    5.1728    5.1781      5.159    5.1211    5.0031    4.8359     4.616    4.3039 Yield
101-00        -76       -48       -13        18        45         65        84       115       137       158       162 Spread
        ---------------------------------------------------------------------------------------------------------------
101-04     4.9034    5.0378    5.1135    5.1464    5.1469     5.1227    5.0792    4.9484    4.7655    4.5256    4.1855 Yield
101-04        -77       -50       -15        16        42         61        80       109       130       149       150 Spread
        ---------------------------------------------------------------------------------------------------------------

WAL         12.64      9.38      7.25      5.79      4.74       3.97      3.37      2.50      1.90      1.46      1.10
Principal  Oct08-    Oct06-    Sep05-    Jan05-    Jul04-     Mar04-     Dec03-    Aug03-    Apr03-    Feb03-    Dec02-
Window     May29     May29     May29     May29     May29      May29      May29     May29     Jan26     Jan21     Jul16

CMT_1YR      2.31      2.31      2.31      2.31      2.31       2.31      2.31      2.31      2.31      2.31      2.31

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0205 - Price/Yield - A21

Balance $171,544,000.00     Delay               24        Coupon     IF CURMONTH LE 96 THEN 5.462 ELSE CMT_1YR + 1.75
Coupon  5.462               Dated               6/1/02
Settle  6/27/02             First Payment       7/25/02

        ---------------------------------------------------------------------------------------------------------------
Price    10 CPR    15 CPR    20 CPR    25 CPR    30 CPR     35 CPR    40 CPR    50 CPR    60 CPR    70 CPR    80 CPR
        ---------------------------------------------------------------------------------------------------------------
100-12     5.0756    5.1426    5.1744    5.1778    5.1594     5.1246    5.0771     4.953     4.792    4.5867    4.3009 Yield
100-12        -22        24        61        92       120        142       160       195       212       200       171 Spread
        ---------------------------------------------------------------------------------------------------------------
100-16     5.0525    5.1127    5.1372    5.1327    5.1057     5.0617    5.0043    4.8578    4.6695    4.4298    4.0964 Yield
100-16        -24        21        57        88       114        135       153       186       200       184       151 Spread
        ---------------------------------------------------------------------------------------------------------------
100-20     5.0295    5.0829    5.1001    5.0877    5.0522     4.9991    4.9318    4.7629    4.5473    4.2734    3.8925 Yield
100-20        -27        18        54        83       109        129       146       176       187       168       130 Spread
        ---------------------------------------------------------------------------------------------------------------
100-24     5.0065    5.0532     5.063    5.0428    4.9989     4.9366    4.8595    4.6683    4.4255    4.1175    3.6893 Yield
100-24        -29        15        50        79       104        123       139       167       175       153       110 Spread
        ---------------------------------------------------------------------------------------------------------------
100-28     4.9836    5.0235    5.0261     4.998    4.9456     4.8743    4.7873    4.5739    4.3041    3.9621    3.4867 Yield
100-28        -31        12        46        74        98        117       131       157       163       137        90 Spread
        ---------------------------------------------------------------------------------------------------------------
101-00     4.9607    4.9939    4.9893    4.9534    4.8925     4.8121    4.7154    4.4798     4.183    3.8072    3.2848 Yield
101-00        -34         9        43        70        93        111       124       148       151       122        69 Spread
        ---------------------------------------------------------------------------------------------------------------
101-04     4.9379    4.9644    4.9525    4.9088    4.8396     4.7501    4.6436     4.386    4.0623    3.6527    3.0836 Yield
101-04        -36         6        39        66        88        104       117       138       139       106        49 Spread
        ---------------------------------------------------------------------------------------------------------------
101-08     4.9151     4.935    4.9159    4.8644    4.7868     4.6883    4.5721    4.2925     3.942    3.4987    2.8831 Yield
101-08        -38         3        35        61        82         98       110       129       127        91        29 Spread
         ---------------------------------------------------------------------------------------------------------------
101-12     4.8924    4.9056    4.8793    4.8201    4.7341     4.6267    4.5008    4.1992     3.822    3.3452    2.6832 Yield
101-12        -40         1        32        57        77         92       103       120       115        75         9 Spread
        ---------------------------------------------------------------------------------------------------------------
101-16     4.8697    4.8763    4.8428    4.7759    4.6816     4.5652    4.4296    4.1061    3.7024    3.1922    2.4839 Yield
101-16        -43        -2        28        52        72         86        96       110       103        60       -11 Spread
        ---------------------------------------------------------------------------------------------------------------
101-20     4.8471    4.8471    4.8065    4.7318    4.6292     4.5039    4.3587    4.0134    3.5831    3.0397    2.2853 Yield
101-20        -45        -5        24        48        67         80        88       101        91        45       -31 Spread
        ---------------------------------------------------------------------------------------------------------------

WAL          7.48      5.42      4.14      3.29      2.69       2.25      1.91      1.42      1.08      0.84      0.63
Principal  Jul02-    Jul02-    Jul02-    Jul02-    Jul02-    Jul02-     Jul02-    Jul02-    Jul02-    Jul02-    Jul02-
Window     Apr30     Apr30     Apr30     Apr30     Apr30     Apr30      Apr30     Feb30     Dec24     Feb20     Nov15

CMT_1YR      2.31      2.31      2.31      2.31      2.31       2.31      2.31      2.31      2.31      2.31      2.31

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0205 - Price/Yield - B1

Balance $6,871,000.00       Delay          24
Coupon  5.601               Dated          6/1/02
Settle  6/27/02             First Payment  7/25/02

        ---------------------------------------------------------------------------------------------------------------
Price    10 CPR    15 CPR    20 CPR    25 CPR    30 CPR     35 CPR    40 CPR    50 CPR    60 CPR    70 CPR    80 CPR
        ---------------------------------------------------------------------------------------------------------------
99-12      4.9018    5.1823    5.3771    5.5014    5.5851     5.6449    5.6871    5.7411    5.7711    5.8011    5.8293 Yield
99-12         -22        27        76       106       126        156       179       216       240       264       293 Spread
        ---------------------------------------------------------------------------------------------------------------
99-16      4.8864    5.1631    5.3536    5.4743    5.5547      5.611    5.6496    5.6953    5.7171    5.7342    5.7488 Yield
99-16         -23        25        74       104       123        152       176       212       235       257       285 Spread
        ---------------------------------------------------------------------------------------------------------------
99-20      4.8711     5.144    5.3302    5.4472    5.5243     5.5771    5.6122    5.6495    5.6632    5.6675    5.6685 Yield
99-20         -25        23        72       101       120        149       172       207       229       251       277 Spread
        ---------------------------------------------------------------------------------------------------------------
99-24      4.8558    5.1248    5.3069    5.4202     5.494     5.5433    5.5748    5.6038    5.6094    5.6009    5.5884 Yield
99-24         -26        21        69        98       117        146       168       203       224       244       269 Spread
        ---------------------------------------------------------------------------------------------------------------
99-28      4.8405    5.1057    5.2835    5.3932    5.4637     5.5096    5.5376    5.5583    5.5557    5.5345    5.5084 Yield
99-28         -28        19        67        96       114        142       164       198       218       237       261 Spread
        ---------------------------------------------------------------------------------------------------------------
100-00     4.8252    5.0867    5.2603    5.3662    5.4335     5.4759    5.5003    5.5128    5.5021    5.4682    5.4286 Yield
100-00        -30        17        65        93       111        139       161       194       213       231       253 Spread
        ---------------------------------------------------------------------------------------------------------------
100-04       4.81    5.0677     5.237    5.3393    5.4033     5.4423    5.4632    5.4673    5.4486     5.402     5.349 Yield
100-04        -31        16        62        90       108        135       157       189       208       224       245 Spread
        ---------------------------------------------------------------------------------------------------------------
100-08     4.7948    5.0487    5.2138    5.3125    5.3732     5.4088    5.4261     5.422    5.3953    5.3359    5.2695 Yield
100-08        -33        14        60        87       105        132       153       184       202       218       237 Spread
        ---------------------------------------------------------------------------------------------------------------
100-12     4.7796    5.0297    5.1907    5.2857    5.3432     5.3753    5.3891    5.3768     5.342      5.27    5.1902 Yield
100-12        -34        12        58        85       102        129       150       180       197       211       229 Spread
        ---------------------------------------------------------------------------------------------------------------
100-16     4.7645    5.0108    5.1676     5.259    5.3132     5.3419    5.3521    5.3316    5.2888    5.2043    5.1111 Yield
100-16        -36        10        56        82        99        125       146       175       192       204       222 Spread
        ---------------------------------------------------------------------------------------------------------------
100-20     4.7494     4.992    5.1445    5.2323    5.2832     5.3085    5.3152    5.2865    5.2357    5.1386    5.0321 Yield
100-20        -37         8        53        79        96        122       142       171       186       198       214 Spread
        ---------------------------------------------------------------------------------------------------------------

WAL         11.98      8.99      6.97      5.80      5.03       4.42      3.93      3.13      2.61      2.08      1.70
Principal  Jul02-    Jul02-    Jul02-    Jul02-    Jul02-     Jul02-    Jul02-    Jul02-    Jul02-    Jul02-        Jul02-
Window      Apr30     Apr30     Apr30     Apr30     Apr30      Apr30     Apr30     Apr28     Aug23     Jun19         Nov15

CMT_1YR      2.31      2.31      2.31      2.31      2.31       2.31      2.31      2.31      2.31      2.31      2.31

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0205 - Price/Yield - B2

Balance     $3,055,000.00                           Delay                            24
Coupon      5.901                                   Dated                        6/1/02
Settle      6/27/02                                 First Payment               7/25/02

           ------------------------------------------------------------------------------------------------------------------
Price       10 CPR     15 CPR     20 CPR     25 CPR     30 CPR     35 CPR    40 CPR     50 CPR    60 CPR    70 CPR    80 CPR
           ------------------------------------------------------------------------------------------------------------------
99-12       5.2196      5.496     5.6872     5.8089     5.8907     5.9489    5.9899      6.042    6.0704    6.0983    6.1244 Yield
99-12           10         58        107        137        157        186       210        246       270       294       323 Spread
           ------------------------------------------------------------------------------------------------------------------
99-16        5.204     5.4765     5.6634     5.7815     5.8599     5.9147    5.9522     5.9958    6.0161    6.0311    6.0435 Yield
99-16            8         56        105        134        154        183       206        242       264       287       315 Spread
           ------------------------------------------------------------------------------------------------------------------
99-20       5.1883      5.457     5.6397     5.7541     5.8293     5.8806    5.9144     5.9497    5.9619    5.9641    5.9629 Yield
99-20            7         54        103        132        151        179       202        237       259       280       307 Spread
           ------------------------------------------------------------------------------------------------------------------
99-24       5.1727     5.4376     5.6161     5.7267     5.7987     5.8465    5.8768     5.9038    5.9078    5.8972    5.8824 Yield
99-24            5         53        100        129        148        176       198        233       254       274       299 Spread
           ------------------------------------------------------------------------------------------------------------------
99-28       5.1571     5.4182     5.5924     5.6995     5.7681     5.8125    5.8392     5.8579    5.8538    5.8304    5.8021 Yield
99-28            4         51         98        126        144        172       195        228       248       267       291 Spread
           ------------------------------------------------------------------------------------------------------------------
100-00      5.1416     5.3989     5.5689     5.6722     5.7376     5.7785    5.8017     5.8121    5.7999    5.7637    5.7219 Yield
100-00           2         49         96        123        141        169       191        223       243       260       283 Spread
           ------------------------------------------------------------------------------------------------------------------
100-04       5.126     5.3796     5.5453      5.645     5.7071     5.7446    5.7643     5.7664    5.7461    5.6972     5.642 Yield
100-04           1         47         93        121        138        166       187        219       237       254       275 Spread
           ------------------------------------------------------------------------------------------------------------------
100-08      5.1105     5.3603     5.5219     5.6179     5.6767     5.7108    5.7269     5.7207    5.6924    5.6309    5.5621 Yield
100-08          -1         45         91        118        135        162       183        214       232       247       267 Spread
           ------------------------------------------------------------------------------------------------------------------
100-12      5.0951     5.3411     5.4984     5.5908     5.6464      5.677    5.6896     5.6752    5.6388    5.5646    5.4825 Yield
100-12          -3         43         89        115        132        159       180        210       227       240       259 Spread
           ------------------------------------------------------------------------------------------------------------------
100-16      5.0796     5.3218      5.475     5.5638     5.6161     5.6433    5.6523     5.6297    5.5853    5.4985     5.403 Yield
100-16          -4         41         86        113        129        156       176        205       221       234       251 Spread
           ------------------------------------------------------------------------------------------------------------------
100-20      5.0642     5.3027     5.4517     5.5368     5.5859     5.6096    5.6152     5.5843    5.5319    5.4325    5.3237 Yield
100-20          -6         39         84        110        126        152       172        201       216       227       243 Spread
           ------------------------------------------------------------------------------------------------------------------

WAL          11.98       8.99       6.97       5.80       5.03       4.42      3.93       3.13      2.61      2.08      1.70
Principal   Jul02-     Jul02-     Jul02-     Jul02-     Jul02-     Jul02-    Jul02-     Jul02-    Jul02-    Jul02-    Jul02-
Window       Apr30      Apr30      Apr30      Apr30      Apr30      Apr30     Apr30      Jun27     Oct22     Oct18     May15

CMT_1YR       2.31       2.31       2.31       2.31       2.31       2.31      2.31       2.31      2.31      2.31      2.31

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0205 - Price/Yield - B3

Balance     $2,290,000.00                    Delay                        24
Coupon      6.599                            Dated                    6/1/02
Settle      6/27/02                          First Payment           7/25/02

            -----------------------------------------------------------------------------------------------------------------
Price        10 CPR    15 CPR    20 CPR    25 CPR     30 CPR     35 CPR    40 CPR    50 CPR     60 CPR      70 CPR    80 CPR
            -----------------------------------------------------------------------------------------------------------------
99-12        5.9596    6.2263    6.4093    6.5251     6.6025     6.6573    6.6956      6.743     6.7679     6.7909    6.8119 Yield
99-12            84       131       180       209        228        257       280        317        340        363       392 Spread
            -----------------------------------------------------------------------------------------------------------------
99-16        5.9433    6.2061    6.3849     6.497     6.5711     6.6224    6.6571     6.6961     6.7128     6.7229    6.7303 Yield
99-16            82       129       177       206        225        253       276        312        334        356       383 Spread
            -----------------------------------------------------------------------------------------------------------------
99-20        5.9269     6.186    6.3605    6.4689     6.5397     6.5876    6.6187     6.6494     6.6579     6.6551    6.6488 Yield
99-20            81       127       175       203        222        250       272        307        329        349       375 Spread
            -----------------------------------------------------------------------------------------------------------------
99-24        5.9106    6.1659    6.3361    6.4409     6.5084     6.5528    6.5804     6.6027     6.6031     6.5874    6.5675 Yield
99-24            79       125       172       200        218        246       269        303        323        343       367 Spread
            -----------------------------------------------------------------------------------------------------------------
99-28        5.8943    6.1458    6.3118    6.4129     6.4772     6.5181    6.5421     6.5561     6.5483     6.5199    6.4864 Yield
99-28            77       123       170       197        215        243       265        298        318        336       359 Spread
            -----------------------------------------------------------------------------------------------------------------
100-00        5.878    6.1258    6.2876     6.385      6.446     6.4835    6.5039     6.5096     6.4937     6.4524    6.4054 Yield
100-00           76       121       168       195        212        240       261        293        312        329       351 Spread
            -----------------------------------------------------------------------------------------------------------------
100-04       5.8618    6.1058    6.2634    6.3571     6.4149     6.4489    6.4658     6.4632     6.4392     6.3852    6.3246 Yield
100-04           74       119       165       192        209        236       257        289        307        322       343 Spread
            -----------------------------------------------------------------------------------------------------------------
100-08       5.8456    6.0858    6.2392    6.3293     6.3838     6.4144    6.4277     6.4168     6.3848      6.318     6.244 Yield
100-08           73       117       163       189        206        233       253        284        301        316       335 Spread
            -----------------------------------------------------------------------------------------------------------------
100-12       5.8295    6.0659    6.2151    6.3016     6.3528       6.38    6.3897     6.3706     6.3305      6.251    6.1636 Yield
100-12           71       115       160       186        203        229       250        279        296        309       327 Spread
            -----------------------------------------------------------------------------------------------------------------
100-16       5.8133     6.046     6.191    6.2739     6.3218     6.3456    6.3518     6.3244     6.2763     6.1842    6.0833 Yield
100-16           69       113       158       184        200        226       246        275        290        302       319 Spread
            -----------------------------------------------------------------------------------------------------------------
100-20       5.7972    6.0262     6.167    6.2462     6.2909     6.3113     6.314     6.2783     6.2222     6.1174    6.0032 Yield
100-20           68       111       155       181        197        222       242        270        285        296       311 Spread
            -----------------------------------------------------------------------------------------------------------------

WAL           11.98      8.99      6.97      5.80       5.03       4.42      3.93       3.13       2.61       2.08      1.70
Principal    Jul02-    Jul02-    Jul02-    Jul02-     Jul02-     Jul02-    Jul02-     Jul02-     Jul02-     Jul02-    Jul02-
Window        Apr30     Apr30     Apr30     Apr30      Apr30      Apr30     Apr30      Feb27      Jul22      Jul18     Mar15

CMT_1YR        2.31      2.31      2.31      2.31       2.31       2.31      2.31       2.31       2.31       2.31      2.31

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0205 - Price/Yield - A21

Balance    $171,544,000.00           Delay             24              Formula    IF CURMONTH LE 96 THEN 5.357 ELSE CMT_1YR + 1.75
Coupon     5.357                     Dated             6/1/02
Settle     6/27/02                   First Payment     7/25/02

-----------------------------------------------------------------------------------------------------------------------------
Price         10 CPR, Call (Y)   15 CPR, Call (Y)   20 CPR, Call (Y)   25 CPR, Call (Y)   30 CPR, Call (Y)   35 CPR, Call (Y)
-----------------------------------------------------------------------------------------------------------------------------
100-12                 5.245             5.213             5.177             5.134             5.078             5.018
100-12                    47                68                90               110               136               154
100-16                 5.216             5.179             5.137             5.086             5.021             4.951
100-16                    44                65                86               106               131               147
100-20                 5.187             5.144             5.096             5.038             4.963             4.883
100-20                    41                61                81               101               125               140
100-24                 5.158              5.11             5.056              4.99             4.906             4.816
100-24                    39                58                77                96               119               133
100-28                 5.129             5.076             5.016             4.943             4.849             4.749
100-28                    36                54                73                91               114               127
101-00                   5.1             5.042             4.975             4.895             4.793             4.682
101-00                    33                51                69                86               108               120
101-04                 5.071             5.007             4.935             4.848             4.736             4.615
101-04                    30                48                65                82               102               113
101-08                 5.042             4.973             4.895             4.801             4.679             4.549
101-08                    27                44                61                77                97               107
101-12                 5.014             4.939             4.855             4.754             4.623             4.482
101-12                    24                41                57                72                91               100
101-16                 4.985             4.905             4.815             4.706             4.566             4.416
101-16                    21                37                53                68                85                93
101-20                 4.956             4.871             4.776              4.66              4.51              4.35
101-20                    18                34                49                63                80                87

WAL                  5.15741           4.28612           3.58871           2.98375            2.4376           2.03721
Principal
Window         Jul02 - Jun10     Jul02 - Jun10     Jul02 - Jun10     Jul02 - Jan10     Jul02 - Sep08     Jul02 - Sep07

CMT_1YR                2.27


------------------------------------------------------------------------------------------------------------------------------
Price           40 CPR, Call (Y)       50 CPR, Call (Y)        60 CPR, Call (Y)       70 CPR, Call (Y)
------------------------------------------------------------------------------------------------------------------------------
100-12                   4.952                 4.808                4.629                 4.407           Yield
100-12                     174                   198                  207                   184           Spread
100-16                   4.874                 4.705                4.496                 4.237           Yield
100-16                     166                   188                  193                   167           Spread
100-20                   4.795                 4.602                4.363                 4.066           Yield
100-20                     158                   178                  180                   150           Spread
100-24                   4.717                 4.499                 4.23                 3.897           Yield
100-24                     150                   167                  167                   133           Spread
100-28                   4.639                 4.397                4.098                 3.727           Yield
100-28                     142                   157                  153                   116           Spread
101-00                   4.561                 4.295                3.966                 3.559           Yield
101-00                     135                   147                  140                    99           Spread
101-04                   4.483                 4.193                3.835                  3.39           Yield
101-04                     127                   137                  127                    83           Spread
101-08                   4.406                 4.092                3.703                 3.222           Yield
101-08                     119                   127                  114                    66           Spread
101-12                   4.328                  3.99                3.572                 3.055           Yield
101-12                     111                   117                  101                    49           Spread
101-16                   4.251                 3.889                3.442                 2.888           Yield
101-16                     104                   106                   88                    32           Spread
101-20                   4.174                 3.789                3.312                 2.722           Yield
101-20                      96                    96                   75                    16           Spread

WAL                    1.72547               1.29183              0.98502               0.76094
Principal
Window           Jul02 - Nov06         Jul02 - Oct05         Jul02 - Dec04        Jul02 - May04

CMT_1YR

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0205 - Price/Yield - A21

Balance       $171,544,000.00   Delay             24                 Coupon    IF CURMONTH LE 96 THEN 5.462 ELSE CMT_1YR + 1.75
Coupon        5.462             Dated             6/1/02
Settle        6/27/02           First Payment     7/25/02

              --------------------------------------------------------------------------------------------------------------
Price         10 CPR, Call (Y)  15 CPR, Call (Y)   20 CPR, Call (Y)  25 CPR, Call (Y)  30 CPR, Call (Y)  35 CPR, Call (Y)
              --------------------------------------------------------------------------------------------------------------
100-12                   5.3504            5.3182             5.2818            5.2379            5.1815             5.121
100-12                       51                72                 92               111               137               154
              --------------------------------------------------------------------------------------------------------------
100-16                   5.3211            5.2836             5.2411            5.1898             5.124            5.0533
100-16                       48                68                 87               106               131               147
              --------------------------------------------------------------------------------------------------------------
100-20                   5.2919             5.249             5.2005            5.1419            5.0666            4.9858
100-20                       46                65                 83               101               125               140
              --------------------------------------------------------------------------------------------------------------
100-24                   5.2628            5.2145               5.16             5.094            5.0093            4.9185
100-24                       43                61                 79                96               119               133
              --------------------------------------------------------------------------------------------------------------
100-28                   5.2337            5.1801             5.1195            5.0463            4.9522            4.8513
100-28                       40                58                 75                91               114               127
               -------------------------------------------------------------------------------------------------------------
101-00                   5.2046            5.1457             5.0791            4.9986            4.8952            4.7843
101-00                       37                54                 71                87               108               120
              --------------------------------------------------------------------------------------------------------------
101-04                   5.1757            5.1114             5.0389            4.9511            4.8384            4.7174
101-04                       34                51                 67                82               102               113
              --------------------------------------------------------------------------------------------------------------
101-08                   5.1467            5.0772             4.9987            4.9037            4.7816            4.6507
101-08                       31                47                 63                77                97               107
              --------------------------------------------------------------------------------------------------------------
101-12                   5.1179            5.0431             4.9586            4.8564            4.7251            4.5842
101-12                       28                44                 59                72                91               100
              --------------------------------------------------------------------------------------------------------------
101-16                    5.089             5.009             4.9186            4.8092            4.6686            4.5178
101-16                       25                41                 55                68                85                93
              --------------------------------------------------------------------------------------------------------------
101-20                   5.0603             4.975             4.8787            4.7621            4.6123            4.4515
101-20                       22                37                 51                63                80                87
              --------------------------------------------------------------------------------------------------------------

WAL                        5.16              4.29               3.59              2.98              2.44              2.04
Principal
Window             Jul02 - Jun10     Jul02 - Jun10     Jul02 - Jun10      Jul02 - Jan10     Jul02 - Sep08     Jul02 - Sep07

CMT_1YR                    2.31              2.31               2.31              2.31              2.31              2.31


              -------------------------------------------------------------------------------------------------------
Price         40 CPR, Call (Y)    50 CPR, Call (Y)     60 CPR, Call (Y)    70 CPR, Call (Y)    80 CPR, Call (Y)
              -------------------------------------------------------------------------------------------------------
100-12                  5.0545              4.9086                4.728               4.504              4.2058      Yield
100-12                     176                 203                  214                 191                 161      Spread
              -------------------------------------------------------------------------------------------------------
100-16                  4.9757              4.8053               4.5945              4.3331              3.9852      Yield
100-16                     168                 193                  200                 174                 139      Spread
              -------------------------------------------------------------------------------------------------------
100-20                  4.8971              4.7023               4.4614              4.1627              3.7652      Yield
100-20                     160                 183                  187                 157                 117      Spread
              -------------------------------------------------------------------------------------------------------
100-24                  4.8187              4.5996               4.3286              3.9928              3.5459      Yield
100-24                     152                 172                  174                 140                  95      Spread
              -------------------------------------------------------------------------------------------------------
100-28                  4.7405              4.4972               4.1962              3.8234              3.3273      Yield
100-28                     144                 162                  160                 123                  74      Spread
              -------------------------------------------------------------------------------------------------------
101-00                  4.6625               4.395               4.0642              3.6544              3.1093      Yield
101-00                     137                 152                  147                 106                  52      Spread
              -------------------------------------------------------------------------------------------------------
101-04                  4.5846               4.293               3.9325              3.4859               2.892      Yield
101-04                     129                 142                  134                  89                  30      Spread
              -------------------------------------------------------------------------------------------------------
101-08                   4.507              4.1914               3.8012              3.3179              2.6754      Yield
101-08                     121                 132                  121                  73                   8      Spread
              -------------------------------------------------------------------------------------------------------
101-12                  4.4295              4.0899               3.6702              3.1503              2.4594      Yield
101-12                     113                 122                  108                  56                 -13      Spread
              -------------------------------------------------------------------------------------------------------
101-16                  4.3522              3.9888               3.5395              2.9833              2.2441      Yield
101-16                     106                 111                   95                  39                 -35      Spread
             -------------------------------------------------------------------------------------------------------
101-20                  4.2751              3.8879               3.4092              2.8166              2.0294      Yield
101-20                      98                 101                   82                  23                 -56      Spread
              -------------------------------------------------------------------------------------------------------

WAL                       1.73                1.29                 0.99                0.76                0.58
Principal
Window            Jul02 - Nov06       Jul02 - Oct05       Jul02 - Dec04        Jul02 - May04      Jul02 - Dec03

CMT_1YR                   2.31                2.31                 2.31                2.31                2.31

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0205 - Price/Yield - A1A

Balance $169,972,000.00     Delay          0                Coupon    IF CURMONTH LE 83 THEN 2.702 ELSE CMT_1YR + 1.75
Coupon  2.702               Dated          6/27/02
Settle  6/27/02             First Payment  7/25/02

        ---------------------------------------------------------------------------------------------------------------
Price    10 CPR    15 CPR    20 CPR    25 CPR    30 CPR     35 CPR    40 CPR    50 CPR    60 CPR    70 CPR    80 CPR
        ---------------------------------------------------------------------------------------------------------------
99-12      3.1846    3.3954    3.6141     3.841    4.0782     4.3233    4.5812    5.1359     5.751     6.468    7.3274 Yield
99-12          14        83       129       166       199        226       256       318       382       455       542 Spread
        ---------------------------------------------------------------------------------------------------------------
99-16      3.0907    3.2592    3.4338     3.615    3.8044          4    4.2059    4.6483    5.1387      5.71    6.3943 Yield
99-16           5        69       111       144       171        194       218       269       320       379       448 Spread
        ---------------------------------------------------------------------------------------------------------------
99-20      2.9971    3.1232     3.254    3.3896    3.5314     3.6778    3.8318    4.1627    4.5292     4.956    5.4668 Yield
99-20          -4        55        93       121       144        161       181       220       259       303       356 Spread
        ---------------------------------------------------------------------------------------------------------------
99-24      2.9036    2.9876    3.0746    3.1649    3.2592     3.3566     3.459     3.679    3.9225    4.2059    4.5448 Yield
99-24         -14        42        75        99       117        129       144       172       199       228       263 Spread
        ---------------------------------------------------------------------------------------------------------------
99-28      2.8103    2.8523    2.8957    2.9408    2.9878     3.0364    3.0875    3.1972    3.3186    3.4597    3.6284 Yield
99-28         -23        28        57        76        90         97       107       124       138       154       172 Spread
        ---------------------------------------------------------------------------------------------------------------
100-00     2.7173    2.7173    2.7173    2.7173    2.7173     2.7173    2.7173    2.7173    2.7173    2.7173    2.7174 Yield
100-00        -32        15        39        54        63         65        70        76        78        80        81 Spread
        ---------------------------------------------------------------------------------------------------------------
100-04     2.6244    2.5826    2.5393    2.4944    2.4475     2.3992    2.3484    2.2393    2.1188    1.9788    1.8118 Yield
100-04        -42         1        21        32        36         34        33        28        18         6       -10 Spread
        ---------------------------------------------------------------------------------------------------------------
100-08     2.5317    2.4482    2.3617    2.2721    2.1786     2.0821    1.9807    1.7632     1.523    1.2442    0.9116 Yield
100-08        -51       -12         3         9         9          2        -4       -20       -41       -68      -100 Spread
        ---------------------------------------------------------------------------------------------------------------
100-12     2.4393    2.3142    2.1847    2.0505    1.9104      1.766    1.6143     1.289    0.9299    0.5133    0.0168 Yield
100-12        -60       -25       -14       -13       -18        -30       -41       -67      -101      -141      -189 Spread
        ---------------------------------------------------------------------------------------------------------------
100-16      2.347    2.1805     2.008    1.8294    1.6431     1.4509    1.2491    0.8166    0.3394   -0.2139   -0.8727 Yield
100-16        -69       -39       -32       -35       -45        -61       -77      -114      -160      -214      -278 Spread
        ---------------------------------------------------------------------------------------------------------------
100-20      2.255    2.0471    1.8318     1.609    1.3765     1.1368    0.8852    0.3461   -0.2484   -0.9373    -1.757 Yield
100-20        -79       -52       -50       -57       -72        -93      -114      -161      -218      -286      -367 Spread
        ---------------------------------------------------------------------------------------------------------------

WAL          1.40      0.95      0.72      0.57      0.47       0.40      0.34      0.27      0.21      0.17      0.14
Principal   Jul02-    Jul02-    Jul02-    Jul02-    Jul02-    Jul02-     Jul02-    Jul02-    Jul02-    Jul02-     Jul02-
Window      May05     Jun04     Dec03     Aug03     Jun03     Apr03      Feb03     Dec02     Nov02     Oct02      Sep02

CMT_1YR      2.31      2.31      2.31      2.31      2.31       2.31      2.31      2.31      2.31      2.31      2.31

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0205 - Price/Yield - A1B

Balance $144,660,000.00     Delay          0                   Coupon    IF CURMONTH LE 83 THEN 3.725 ELSE CMT_1YR + 1.75
Coupon  3.725               Dated          6/27/02
Settle  6/27/02             First Payment  7/25/02

        ---------------------------------------------------------------------------------------------------------------
Price    10 CPR    15 CPR    20 CPR    25 CPR    30 CPR     35 CPR    40 CPR    50 CPR    60 CPR    70 CPR    80 CPR
        ---------------------------------------------------------------------------------------------------------------
99-12      3.9079    3.9732    4.0426    4.1161    4.1942     4.2776    4.3665    4.5671    4.8073    5.1044    5.5114 Yield
99-12          30        36        43        67       106        138       168       216       259       301       347 Spread
        ---------------------------------------------------------------------------------------------------------------
99-16       3.877    3.9292    3.9847    4.0435    4.1059     4.1725    4.2436    4.4038    4.5957    4.8329    5.1578 Yield
99-16          27        32        37        60        97        127       155       200       238       274       312 Spread
        ---------------------------------------------------------------------------------------------------------------
99-20      3.8462    3.8853    3.9269    3.9709    4.0177     4.0676    4.1208    4.2409    4.3845    4.5621    4.8053 Yield
99-20          24        27        32        52        89        117       143       183       216       247       277 Spread
        ---------------------------------------------------------------------------------------------------------------
99-24      3.8154    3.8415    3.8692    3.8985    3.9296     3.9629    3.9983    4.0783    4.1739    4.2921    4.4538 Yield
99-24          20        23        26        45        80        106       131       167       195       220       241 Spread
        ---------------------------------------------------------------------------------------------------------------
99-28      3.7847    3.7977    3.8116    3.8262    3.8418     3.8584    3.8761     3.916    3.9637    4.0227    4.1034 Yield
99-28          17        19        20        38        71         96       119       151       174       193       206 Spread
        ---------------------------------------------------------------------------------------------------------------
100-00      3.754     3.754     3.754     3.754     3.754     3.7541    3.7541    3.7541    3.7541    3.7541    3.7541 Yield
100-00         14        14        14        31        62         85       106       135       153       166       172 Spread
        ---------------------------------------------------------------------------------------------------------------
100-04     3.7234    3.7104    3.6966     3.682    3.6665     3.6499    3.6323    3.5925    3.5449    3.4862    3.4058 Yield
100-04         11        10         9        23        53         75        94       118       132       139       137 Spread
        ---------------------------------------------------------------------------------------------------------------
100-08     3.6928    3.6669    3.6393    3.6101    3.5791      3.546    3.5107    3.4312    3.3362    3.2189    3.0586 Yield
100-08          8         6         3        16        45         64        82       102       112       112       102 Spread
        ---------------------------------------------------------------------------------------------------------------
100-12     3.6623    3.6234    3.5821    3.5383    3.4918     3.4423    3.3894    3.2703    3.1281    2.9524    2.7125 Yield
100-12          5         1        -3         9        36         54        70        86        91        86        67 Spread
        ---------------------------------------------------------------------------------------------------------------
100-16     3.6318      3.58    3.5249    3.4666    3.4047     3.3387    3.2683    3.1098    2.9204    2.6866    2.3673 Yield
100-16          2        -3        -9         2        27         44        58        70        70        59        33 Spread
        ---------------------------------------------------------------------------------------------------------------
100-20     3.6014    3.5366    3.4679     3.395    3.3177     3.2353    3.1474    2.9495    2.7131    2.4215    2.0233 Yield
100-20         -1        -7       -14        -5        19         33        46        54        49        33        -2 Spread
        ---------------------------------------------------------------------------------------------------------------

WAL          4.52      3.09      2.31      1.83      1.49       1.25      1.06      0.80      0.61      0.48      0.37
Principal  May05-    Jun04-    Dec03-    Aug03-    Jun03-    Apr03-     Feb03-    Dec02-    Nov02-    Oct02-    Sep02-
Window     Oct08     Oct06     Sep05     Jan05     Jul04     Mar04      Dec03     Aug03     Apr03     Feb03     Dec02

CMT_1YR      2.31      2.31      2.31      2.31      2.31       2.31      2.31      2.31      2.31      2.31      2.31

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0205 - Price/Yield - A1C

Balance $262,102,000.00     Delay               24             Coupon     IF CURMONTH LE 83 THEN 5.554 ELSE CMT_1YR + 1.75
Coupon  5.554               Dated               6/1/02
Settle  6/27/02             First Payment       7/25/02

        ---------------------------------------------------------------------------------------------------------------
Price    10 CPR    15 CPR    20 CPR    25 CPR    30 CPR     35 CPR    40 CPR    50 CPR    60 CPR    70 CPR    80 CPR
        ---------------------------------------------------------------------------------------------------------------
99-28       5.047    5.2185     5.335    5.4125    5.4612     5.4891    5.5021       5.5    5.4757    5.4373    5.3809 Yield
99-28         -63       -32         7        42        73         98       122       165       201       240       269 Spread
        ---------------------------------------------------------------------------------------------------------------
100-00     5.0325    5.2003    5.3127    5.3856    5.4295     5.4522    5.4595    5.4444    5.4041    5.3453    5.2602 Yield
100-00        -64       -34         5        40        70         94       118       159       193       231       257 Spread
        ---------------------------------------------------------------------------------------------------------------
100-04     5.0181    5.1821    5.2904    5.3589    5.3979     5.4153    5.4169    5.3888    5.3325    5.2534    5.1398 Yield
100-04        -66       -35         3        37        67         90       114       153       186       222       245 Spread
        ---------------------------------------------------------------------------------------------------------------
100-08     5.0037     5.164    5.2681    5.3322    5.3663     5.3785    5.3744    5.3334    5.2612    5.1618    5.0196 Yield
100-08        -67       -37         0        34        64         87       109       148       179       212       233 Spread
        ---------------------------------------------------------------------------------------------------------------
100-12     4.9893    5.1459    5.2459    5.3055    5.3348     5.3417     5.332    5.2781    5.1899    5.0704    4.8996 Yield
100-12        -69       -39        -2        32        60         83       105       142       172       203       221 Spread
        ---------------------------------------------------------------------------------------------------------------
100-16     4.9749    5.1278    5.2237    5.2788    5.3034     5.3051    5.2897    5.2229    5.1188    4.9791      4.78 Yield
100-16        -70       -41        -4        29        57         79       101       137       165       194       209 Spread
        ---------------------------------------------------------------------------------------------------------------
100-20     4.9606    5.1097    5.2016    5.2523     5.272     5.2684    5.2474    5.1678    5.0479     4.888    4.6606 Yield
100-20        -72       -43        -6        26        54         76        97       131       158       185       197 Spread
        ---------------------------------------------------------------------------------------------------------------
100-24     4.9462    5.0917    5.1795    5.2257    5.2406     5.2319    5.2052    5.1128    4.9771    4.7972    4.5414 Yield
100-24        -73       -45        -8        24        51         72        92       126       151       176       186 Spread
        ---------------------------------------------------------------------------------------------------------------
100-28     4.9319    5.0737    5.1575    5.1993    5.2093     5.1954    5.1632    5.0579    4.9064    4.7065    4.4225 Yield
100-28        -75       -46       -11        21        48         69        88       120       144       167       174 Spread
        ---------------------------------------------------------------------------------------------------------------
101-00     4.9177    5.0557    5.1354    5.1728    5.1781      5.159    5.1211    5.0031    4.8359     4.616    4.3039 Yield
101-00        -76       -48       -13        18        45         65        84       115       137       158       162 Spread
        ---------------------------------------------------------------------------------------------------------------
101-04     4.9034    5.0378    5.1135    5.1464    5.1469     5.1227    5.0792    4.9484    4.7655    4.5256    4.1855 Yield
101-04        -77       -50       -15        16        42         61        80       109       130       149       150 Spread
        ---------------------------------------------------------------------------------------------------------------

WAL         12.64      9.38      7.25      5.79      4.74       3.97      3.37      2.50      1.90      1.46      1.10
Principal  Oct08-    Oct06-    Sep05-    Jan05-    Jul04-     Mar04-     Dec03-    Aug03-    Apr03-    Feb03-    Dec02-
Window     May29     May29     May29     May29     May29      May29      May29     May29     Jan26     Jan21     Jul16

CMT_1YR      2.31      2.31      2.31      2.31      2.31       2.31      2.31      2.31      2.31      2.31      2.31

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0205 - Price/Yield - A21

Balance $171,544,000.00     Delay               24        Coupon     IF CURMONTH LE 96 THEN 5.462 ELSE CMT_1YR + 1.75
Coupon  5.462               Dated               6/1/02
Settle  6/27/02             First Payment       7/25/02

        ---------------------------------------------------------------------------------------------------------------
Price    10 CPR    15 CPR    20 CPR    25 CPR    30 CPR     35 CPR    40 CPR    50 CPR    60 CPR    70 CPR    80 CPR
        ---------------------------------------------------------------------------------------------------------------
100-12     5.0756    5.1426    5.1744    5.1778    5.1594     5.1246    5.0771     4.953     4.792    4.5867    4.3009 Yield
100-12        -22        24        61        92       120        142       160       195       212       200       171 Spread
        ---------------------------------------------------------------------------------------------------------------
100-16     5.0525    5.1127    5.1372    5.1327    5.1057     5.0617    5.0043    4.8578    4.6695    4.4298    4.0964 Yield
100-16        -24        21        57        88       114        135       153       186       200       184       151 Spread
        ---------------------------------------------------------------------------------------------------------------
100-20     5.0295    5.0829    5.1001    5.0877    5.0522     4.9991    4.9318    4.7629    4.5473    4.2734    3.8925 Yield
100-20        -27        18        54        83       109        129       146       176       187       168       130 Spread
        ---------------------------------------------------------------------------------------------------------------
100-24     5.0065    5.0532     5.063    5.0428    4.9989     4.9366    4.8595    4.6683    4.4255    4.1175    3.6893 Yield
100-24        -29        15        50        79       104        123       139       167       175       153       110 Spread
        ---------------------------------------------------------------------------------------------------------------
100-28     4.9836    5.0235    5.0261     4.998    4.9456     4.8743    4.7873    4.5739    4.3041    3.9621    3.4867 Yield
100-28        -31        12        46        74        98        117       131       157       163       137        90 Spread
        ---------------------------------------------------------------------------------------------------------------
101-00     4.9607    4.9939    4.9893    4.9534    4.8925     4.8121    4.7154    4.4798     4.183    3.8072    3.2848 Yield
101-00        -34         9        43        70        93        111       124       148       151       122        69 Spread
        ---------------------------------------------------------------------------------------------------------------
101-04     4.9379    4.9644    4.9525    4.9088    4.8396     4.7501    4.6436     4.386    4.0623    3.6527    3.0836 Yield
101-04        -36         6        39        66        88        104       117       138       139       106        49 Spread
        ---------------------------------------------------------------------------------------------------------------
101-08     4.9151     4.935    4.9159    4.8644    4.7868     4.6883    4.5721    4.2925     3.942    3.4987    2.8831 Yield
101-08        -38         3        35        61        82         98       110       129       127        91        29 Spread
         ---------------------------------------------------------------------------------------------------------------
101-12     4.8924    4.9056    4.8793    4.8201    4.7341     4.6267    4.5008    4.1992     3.822    3.3452    2.6832 Yield
101-12        -40         1        32        57        77         92       103       120       115        75         9 Spread
        ---------------------------------------------------------------------------------------------------------------
101-16     4.8697    4.8763    4.8428    4.7759    4.6816     4.5652    4.4296    4.1061    3.7024    3.1922    2.4839 Yield
101-16        -43        -2        28        52        72         86        96       110       103        60       -11 Spread
        ---------------------------------------------------------------------------------------------------------------
101-20     4.8471    4.8471    4.8065    4.7318    4.6292     4.5039    4.3587    4.0134    3.5831    3.0397    2.2853 Yield
101-20        -45        -5        24        48        67         80        88       101        91        45       -31 Spread
        ---------------------------------------------------------------------------------------------------------------

WAL          7.48      5.42      4.14      3.29      2.69       2.25      1.91      1.42      1.08      0.84      0.63
Principal  Jul02-    Jul02-    Jul02-    Jul02-    Jul02-    Jul02-     Jul02-    Jul02-    Jul02-    Jul02-    Jul02-
Window     Apr30     Apr30     Apr30     Apr30     Apr30     Apr30      Apr30     Feb30     Dec24     Feb20     Nov15

CMT_1YR      2.31      2.31      2.31      2.31      2.31       2.31      2.31      2.31      2.31      2.31      2.31

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0205 - Price/Yield - B1

Balance $6,871,000.00       Delay          24
Coupon  5.601               Dated          6/1/02
Settle  6/27/02             First Payment  7/25/02

        ---------------------------------------------------------------------------------------------------------------
Price    10 CPR    15 CPR    20 CPR    25 CPR    30 CPR     35 CPR    40 CPR    50 CPR    60 CPR    70 CPR    80 CPR
        ---------------------------------------------------------------------------------------------------------------
99-12      4.9018    5.1823    5.3771    5.5014    5.5851     5.6449    5.6871    5.7411    5.7711    5.8011    5.8293 Yield
99-12         -22        27        76       106       126        156       179       216       240       264       293 Spread
        ---------------------------------------------------------------------------------------------------------------
99-16      4.8864    5.1631    5.3536    5.4743    5.5547      5.611    5.6496    5.6953    5.7171    5.7342    5.7488 Yield
99-16         -23        25        74       104       123        152       176       212       235       257       285 Spread
        ---------------------------------------------------------------------------------------------------------------
99-20      4.8711     5.144    5.3302    5.4472    5.5243     5.5771    5.6122    5.6495    5.6632    5.6675    5.6685 Yield
99-20         -25        23        72       101       120        149       172       207       229       251       277 Spread
        ---------------------------------------------------------------------------------------------------------------
99-24      4.8558    5.1248    5.3069    5.4202     5.494     5.5433    5.5748    5.6038    5.6094    5.6009    5.5884 Yield
99-24         -26        21        69        98       117        146       168       203       224       244       269 Spread
        ---------------------------------------------------------------------------------------------------------------
99-28      4.8405    5.1057    5.2835    5.3932    5.4637     5.5096    5.5376    5.5583    5.5557    5.5345    5.5084 Yield
99-28         -28        19        67        96       114        142       164       198       218       237       261 Spread
        ---------------------------------------------------------------------------------------------------------------
100-00     4.8252    5.0867    5.2603    5.3662    5.4335     5.4759    5.5003    5.5128    5.5021    5.4682    5.4286 Yield
100-00        -30        17        65        93       111        139       161       194       213       231       253 Spread
        ---------------------------------------------------------------------------------------------------------------
100-04       4.81    5.0677     5.237    5.3393    5.4033     5.4423    5.4632    5.4673    5.4486     5.402     5.349 Yield
100-04        -31        16        62        90       108        135       157       189       208       224       245 Spread
        ---------------------------------------------------------------------------------------------------------------
100-08     4.7948    5.0487    5.2138    5.3125    5.3732     5.4088    5.4261     5.422    5.3953    5.3359    5.2695 Yield
100-08        -33        14        60        87       105        132       153       184       202       218       237 Spread
        ---------------------------------------------------------------------------------------------------------------
100-12     4.7796    5.0297    5.1907    5.2857    5.3432     5.3753    5.3891    5.3768     5.342      5.27    5.1902 Yield
100-12        -34        12        58        85       102        129       150       180       197       211       229 Spread
        ---------------------------------------------------------------------------------------------------------------
100-16     4.7645    5.0108    5.1676     5.259    5.3132     5.3419    5.3521    5.3316    5.2888    5.2043    5.1111 Yield
100-16        -36        10        56        82        99        125       146       175       192       204       222 Spread
        ---------------------------------------------------------------------------------------------------------------
100-20     4.7494     4.992    5.1445    5.2323    5.2832     5.3085    5.3152    5.2865    5.2357    5.1386    5.0321 Yield
100-20        -37         8        53        79        96        122       142       171       186       198       214 Spread
        ---------------------------------------------------------------------------------------------------------------

WAL         11.98      8.99      6.97      5.80      5.03       4.42      3.93      3.13      2.61      2.08      1.70
Principal  Jul02-    Jul02-    Jul02-    Jul02-    Jul02-     Jul02-    Jul02-    Jul02-    Jul02-    Jul02-        Jul02-
Window      Apr30     Apr30     Apr30     Apr30     Apr30      Apr30     Apr30     Apr28     Aug23     Jun19         Nov15

CMT_1YR      2.31      2.31      2.31      2.31      2.31       2.31      2.31      2.31      2.31      2.31      2.31

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0205 - Price/Yield - B2

Balance     $3,055,000.00                           Delay                            24
Coupon      5.901                                   Dated                        6/1/02
Settle      6/27/02                                 First Payment               7/25/02

           ------------------------------------------------------------------------------------------------------------------
Price       10 CPR     15 CPR     20 CPR     25 CPR     30 CPR     35 CPR    40 CPR     50 CPR    60 CPR    70 CPR    80 CPR
           ------------------------------------------------------------------------------------------------------------------
99-12       5.2196      5.496     5.6872     5.8089     5.8907     5.9489    5.9899      6.042    6.0704    6.0983    6.1244 Yield
99-12           10         58        107        137        157        186       210        246       270       294       323 Spread
           ------------------------------------------------------------------------------------------------------------------
99-16        5.204     5.4765     5.6634     5.7815     5.8599     5.9147    5.9522     5.9958    6.0161    6.0311    6.0435 Yield
99-16            8         56        105        134        154        183       206        242       264       287       315 Spread
           ------------------------------------------------------------------------------------------------------------------
99-20       5.1883      5.457     5.6397     5.7541     5.8293     5.8806    5.9144     5.9497    5.9619    5.9641    5.9629 Yield
99-20            7         54        103        132        151        179       202        237       259       280       307 Spread
           ------------------------------------------------------------------------------------------------------------------
99-24       5.1727     5.4376     5.6161     5.7267     5.7987     5.8465    5.8768     5.9038    5.9078    5.8972    5.8824 Yield
99-24            5         53        100        129        148        176       198        233       254       274       299 Spread
           ------------------------------------------------------------------------------------------------------------------
99-28       5.1571     5.4182     5.5924     5.6995     5.7681     5.8125    5.8392     5.8579    5.8538    5.8304    5.8021 Yield
99-28            4         51         98        126        144        172       195        228       248       267       291 Spread
           ------------------------------------------------------------------------------------------------------------------
100-00      5.1416     5.3989     5.5689     5.6722     5.7376     5.7785    5.8017     5.8121    5.7999    5.7637    5.7219 Yield
100-00           2         49         96        123        141        169       191        223       243       260       283 Spread
           ------------------------------------------------------------------------------------------------------------------
100-04       5.126     5.3796     5.5453      5.645     5.7071     5.7446    5.7643     5.7664    5.7461    5.6972     5.642 Yield
100-04           1         47         93        121        138        166       187        219       237       254       275 Spread
           ------------------------------------------------------------------------------------------------------------------
100-08      5.1105     5.3603     5.5219     5.6179     5.6767     5.7108    5.7269     5.7207    5.6924    5.6309    5.5621 Yield
100-08          -1         45         91        118        135        162       183        214       232       247       267 Spread
           ------------------------------------------------------------------------------------------------------------------
100-12      5.0951     5.3411     5.4984     5.5908     5.6464      5.677    5.6896     5.6752    5.6388    5.5646    5.4825 Yield
100-12          -3         43         89        115        132        159       180        210       227       240       259 Spread
           ------------------------------------------------------------------------------------------------------------------
100-16      5.0796     5.3218      5.475     5.5638     5.6161     5.6433    5.6523     5.6297    5.5853    5.4985     5.403 Yield
100-16          -4         41         86        113        129        156       176        205       221       234       251 Spread
           ------------------------------------------------------------------------------------------------------------------
100-20      5.0642     5.3027     5.4517     5.5368     5.5859     5.6096    5.6152     5.5843    5.5319    5.4325    5.3237 Yield
100-20          -6         39         84        110        126        152       172        201       216       227       243 Spread
           ------------------------------------------------------------------------------------------------------------------

WAL          11.98       8.99       6.97       5.80       5.03       4.42      3.93       3.13      2.61      2.08      1.70
Principal   Jul02-     Jul02-     Jul02-     Jul02-     Jul02-     Jul02-    Jul02-     Jul02-    Jul02-    Jul02-    Jul02-
Window       Apr30      Apr30      Apr30      Apr30      Apr30      Apr30     Apr30      Jun27     Oct22     Oct18     May15

CMT_1YR       2.31       2.31       2.31       2.31       2.31       2.31      2.31       2.31      2.31      2.31      2.31

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0205 - Price/Yield - B3

Balance     $2,290,000.00                    Delay                        24
Coupon      6.599                            Dated                    6/1/02
Settle      6/27/02                          First Payment           7/25/02

            -----------------------------------------------------------------------------------------------------------------
Price        10 CPR    15 CPR    20 CPR    25 CPR     30 CPR     35 CPR    40 CPR    50 CPR     60 CPR      70 CPR    80 CPR
            -----------------------------------------------------------------------------------------------------------------
99-12        5.9596    6.2263    6.4093    6.5251     6.6025     6.6573    6.6956      6.743     6.7679     6.7909    6.8119 Yield
99-12            84       131       180       209        228        257       280        317        340        363       392 Spread
            -----------------------------------------------------------------------------------------------------------------
99-16        5.9433    6.2061    6.3849     6.497     6.5711     6.6224    6.6571     6.6961     6.7128     6.7229    6.7303 Yield
99-16            82       129       177       206        225        253       276        312        334        356       383 Spread
            -----------------------------------------------------------------------------------------------------------------
99-20        5.9269     6.186    6.3605    6.4689     6.5397     6.5876    6.6187     6.6494     6.6579     6.6551    6.6488 Yield
99-20            81       127       175       203        222        250       272        307        329        349       375 Spread
            -----------------------------------------------------------------------------------------------------------------
99-24        5.9106    6.1659    6.3361    6.4409     6.5084     6.5528    6.5804     6.6027     6.6031     6.5874    6.5675 Yield
99-24            79       125       172       200        218        246       269        303        323        343       367 Spread
            -----------------------------------------------------------------------------------------------------------------
99-28        5.8943    6.1458    6.3118    6.4129     6.4772     6.5181    6.5421     6.5561     6.5483     6.5199    6.4864 Yield
99-28            77       123       170       197        215        243       265        298        318        336       359 Spread
            -----------------------------------------------------------------------------------------------------------------
100-00        5.878    6.1258    6.2876     6.385      6.446     6.4835    6.5039     6.5096     6.4937     6.4524    6.4054 Yield
100-00           76       121       168       195        212        240       261        293        312        329       351 Spread
            -----------------------------------------------------------------------------------------------------------------
100-04       5.8618    6.1058    6.2634    6.3571     6.4149     6.4489    6.4658     6.4632     6.4392     6.3852    6.3246 Yield
100-04           74       119       165       192        209        236       257        289        307        322       343 Spread
            -----------------------------------------------------------------------------------------------------------------
100-08       5.8456    6.0858    6.2392    6.3293     6.3838     6.4144    6.4277     6.4168     6.3848      6.318     6.244 Yield
100-08           73       117       163       189        206        233       253        284        301        316       335 Spread
            -----------------------------------------------------------------------------------------------------------------
100-12       5.8295    6.0659    6.2151    6.3016     6.3528       6.38    6.3897     6.3706     6.3305      6.251    6.1636 Yield
100-12           71       115       160       186        203        229       250        279        296        309       327 Spread
            -----------------------------------------------------------------------------------------------------------------
100-16       5.8133     6.046     6.191    6.2739     6.3218     6.3456    6.3518     6.3244     6.2763     6.1842    6.0833 Yield
100-16           69       113       158       184        200        226       246        275        290        302       319 Spread
            -----------------------------------------------------------------------------------------------------------------
100-20       5.7972    6.0262     6.167    6.2462     6.2909     6.3113     6.314     6.2783     6.2222     6.1174    6.0032 Yield
100-20           68       111       155       181        197        222       242        270        285        296       311 Spread
            -----------------------------------------------------------------------------------------------------------------

WAL           11.98      8.99      6.97      5.80       5.03       4.42      3.93       3.13       2.61       2.08      1.70
Principal    Jul02-    Jul02-    Jul02-    Jul02-     Jul02-     Jul02-    Jul02-     Jul02-     Jul02-     Jul02-    Jul02-
Window        Apr30     Apr30     Apr30     Apr30      Apr30      Apr30     Apr30      Feb27      Jul22      Jul18     Mar15

CMT_1YR        2.31      2.31      2.31      2.31       2.31       2.31      2.31       2.31       2.31       2.31      2.31

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0205 - Price/Yield - A1B

                     Formula   IF CURMONTH LE 83 THEN 3.699 ELSE CMT_1YR + 1.75

Balance    $144,660,000.00                     Delay                     0
Coupon     3.699                               Dated               6/27/02
Settle     6/27/02                             First Payment       7/25/02

Price        55 for 4 55 ramp 4 25   50 for 4 50 ramp 4 20   40 for 4 40 ramp 4 20
           ----------------------------------------------------------------------------
99-12                       4.3705                  4.2138                  4.1101     Yield
99-12                          149                     134                     123     Spread
           ----------------------------------------------------------------------------
99-16                       4.2404                  4.1154                  4.0327     Yield
99-16                          136                     124                     115     Spread
           ----------------------------------------------------------------------------
99-20                       4.1105                  4.0172                  3.9555     Yield
99-20                          123                     114                     108     Spread
           ----------------------------------------------------------------------------
99-24                       3.9809                  3.9192                  3.8784     Yield
99-24                          110                     104                     100     Spread
           ----------------------------------------------------------------------------
99-28                       3.8516                  3.8214                  3.8014     Yield
99-28                           97                      94                      92     Spread
           ----------------------------------------------------------------------------
100-00                      3.7225                  3.7237                  3.7246     Yield
100-00                          84                      85                      85     Spread
           ----------------------------------------------------------------------------
100-04                      3.5937                  3.6263                  3.6479     Yield
100-04                          72                      75                      77     Spread
           ----------------------------------------------------------------------------
100-08                      3.4652                   3.529                  3.5713     Yield
100-08                          59                      65                      69     Spread
           ----------------------------------------------------------------------------
100-12                      3.3369                   3.432                  3.4949     Yield
100-12                          46                      55                      62     Spread
           ----------------------------------------------------------------------------
100-16                      3.2089                  3.3351                  3.4186     Yield
100-16                          33                      46                      54     Spread
           ----------------------------------------------------------------------------
100-20                      3.0812                  3.2384                  3.3425     Yield
100-20                          20                      36                      46     Spread
           ----------------------------------------------------------------------------

WAL                           1.01                    1.34                    1.71
Principal
Window          Dec02 - Mar04     Jan03 - Oct04     May03 - Feb05

CMT_1YR                  2.3


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0205 - Price/Yield - A1A

Balance $169,972,000.00         Delay                 0             Coupon   IF CURMONTH LE 83 THEN 2.703 ELSE CMT_1YR + 1.75
Coupon  2.703                   Dated           6/28/02
Settle  6/28/02                 First Payment   7/25/02

        -------------------------------------------------------------------------------------------------------------------------
Price     10 CPR,   15 CPR,     20 CPR,    25 CPR,    30 CPR,     35 CPR,    40 CPR,   50 CPR,   60 CPR,   70 CPR,   80 CPR,
         Call (Y)   Call (Y)    Call (Y)   Call (Y)   Call (Y)   Call (Y)   Call (Y)  Call (Y)  Call (Y)  Call (Y)   Call (Y)
        -------------------------------------------------------------------------------------------------------------------------
99-12     3.1866    3.3984      3.6186      3.8475     4.0873      4.3356    4.5975    5.1627    5.7927    6.5315    7.4232 Yield
99-12         31        68         155         178        202         227       253       309       372       446       535 Spread
        --------------------------------------------------------------------------------------------------------------------
99-16     3.0925    3.2618      3.4376      3.6204     3.8119      4.0101    4.2191    4.6699    5.1722    5.7608    6.4708 Yield
99-16         21        54         137         155        174         194       215       260       310       369       440 Spread
        --------------------------------------------------------------------------------------------------------------------
99-20     2.9986    3.1254      3.2571      3.3939     3.5372      3.6856    3.8419    4.1791    4.5545    4.9942    5.5241 Yield
99-20         12        40         119         132        147         162       177       211       249       293       346 Spread
        --------------------------------------------------------------------------------------------------------------------
99-24      2.905    2.9894       3.077      3.1681     3.2634      3.3621    3.4661    3.6902    3.9397    4.2316    4.5832 Yield
99-24          3        27         101         110        119         129       140       162       187       216       251 Spread
        --------------------------------------------------------------------------------------------------------------------
99-28     2.8115    2.8537      2.8974      2.9429     2.9905      3.0397    3.0916    3.2033    3.3276     3.473     3.648 Yield
99-28         -7        13          83          87         92          97       102       113       126       140       158 Spread
        --------------------------------------------------------------------------------------------------------------------
100-00    2.7183    2.7183      2.7183      2.7183     2.7183      2.7183    2.7183    2.7184    2.7184    2.7184    2.7184 Yield
100-00       -16         0          65          65         65          65        65        65        65        65        65 Spread
        --------------------------------------------------------------------------------------------------------------------
100-04    2.6252    2.5832      2.5396      2.4943      2.447       2.398    2.3464    2.2353    2.1119    1.9678    1.7945 Yield
100-04       -25       -14          47          43         38          33        28        17         4       -10       -27 Spread
       --------------------------------------------------------------------------------------------------------------------
100-08    2.5324    2.4485      2.3614       2.271     2.1764      2.0787    1.9757    1.7542    1.5082    1.2211    0.8762 Yield
100-08       -35       -27          29          20         11           1        -9       -31       -56       -85      -119 Spread
        --------------------------------------------------------------------------------------------------------------------
100-12    2.4398     2.314      2.1836      2.0483     1.9067      1.7604    1.6064     1.275    0.9073    0.4782   -0.0365 Yield
100-12       -44       -41          11          -2        -16         -31       -46       -79      -116      -159      -211 Spread
        --------------------------------------------------------------------------------------------------------------------
100-16    2.3473    2.1799      2.0063      1.8262     1.6378      1.4431    1.2383    0.7977    0.3091   -0.2607   -0.9438 Yield
100-16       -53       -54          -6         -24        -43         -63       -83      -127      -176      -233      -301 Spread
        --------------------------------------------------------------------------------------------------------------------
100-20    2.2551    2.0461      1.8294      1.6047     1.3697      1.1269    0.8714    0.3223   -0.2864   -0.9958   -1.8456 Yield
100-20       -62       -68         -24         -46        -70         -94      -120      -175      -236      -306      -391 Spread
        --------------------------------------------------------------------------------------------------------------------

WAL         1.39      0.95        0.72        0.57       0.47        0.40      0.34      0.26      0.21      0.17      0.14
Mod Durn    1.34      0.92        0.70        0.56       0.46        0.39      0.34      0.26      0.21      0.17      0.14
Principal  Jul02-    Jul02-      Jul02-      Jul02-     Jul02-      Jul02-    Jul02-    Jul02-    Jul02-    Jul02-     Jul02-
Window     May05     Jun04       Dec03       Aug03      Jun03       Apr03     Feb03     Dec02     Nov02     Oct02     Sep02

CMT_1YR     2.3

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman
Sachs imposing any limitation of any kind.


GSR0205 - Price/Yield - A1B

Balance $144,660,000.00     Delay                              0  Coupon  IF CURMONTH LE 83 THEN 3.699 ELSE CMT_1YR + 1.75
Coupon  3.699               Dated          6/28/02
Settle  6/28/02             First Payment  7/25/02

        --------------------------------------------------------------------------------------------------------------------------
Price    10 CPR,   15 CPR,    20 CPR,    25 CPR,    30 CPR,     35 CPR,    40 CPR,   50 CPR,   60 CPR,   70 CPR,   80 CPR,
        Call (Y)   Call (Y)   Call (Y)   Call (Y)   Call (Y)   Call (Y)   Call (Y)  Call (Y)  Call (Y)  Call (Y)   Call (Y)
        --------------------------------------------------------------------------------------------------------------------------
99-12     3.8814    3.9468    4.0164     4.0901     4.1685     4.2522     4.3416    4.5434    4.7854    5.0856     5.4981   Yield
99-12        100       107       114        121        129        137        146       233       272       302        343   Spread
        ------------------------------------------------------------------------------------------------------------------
99-16     3.8506    3.9029    3.9584     4.0174       4.08     4.1469     4.2183    4.3795    4.5729    4.8126     5.1419   Yield
99-16         97       102       108        114        120        127        134       216       250       274        307   Spread
        ------------------------------------------------------------------------------------------------------------------
99-20     3.8198    3.8589    3.9006     3.9448     3.9917     4.0418     4.0953    4.2161    4.3609    4.5403     4.7867   Yield
99-20         94        98       102        107        111        116        122       200       229       247        272   Spread
        ------------------------------------------------------------------------------------------------------------------
99-24      3.789    3.8151    3.8429     3.8723     3.9035     3.9369     3.9725    4.0529    4.1493    4.2687     4.4326   Yield
99-24         91        94        96         99        103        106        109       184       208       220        236   Spread
        ------------------------------------------------------------------------------------------------------------------
99-28     3.7583    3.7713    3.7852     3.7999     3.8155     3.8322       3.85    3.8901    3.9383    3.9979     4.0797   Yield
99-28         88        89        91         92         94         95         97       167       187       193        201   Spread
        ------------------------------------------------------------------------------------------------------------------
100-00    3.7276    3.7276    3.7276     3.7276     3.7277     3.7277     3.7277    3.7277    3.7277    3.7277     3.7277   Yield
100-00        85        85        85         85         85         85         85       151       166       166        166   Spread
        ------------------------------------------------------------------------------------------------------------------
100-04     3.697     3.684    3.6702     3.6555       3.64     3.6233     3.6056    3.5656    3.5176    3.4583     3.3769   Yield
100-04        82        81        79         78         76         75         73       135       145       139        131   Spread
        ------------------------------------------------------------------------------------------------------------------
100-08    3.6664    3.6404    3.6128     3.5835     3.5524     3.5192     3.4838    3.4038    3.3081    3.1896     3.0271   Yield
100-08        79        76        73         71         67         64         61       119       124       112         96   Spread
        ------------------------------------------------------------------------------------------------------------------
100-12    3.6359    3.5969    3.5555     3.5116      3.465     3.4153     3.3622    3.2424     3.099    2.9216     2.6784   Yield
100-12        76        72        68         63         59         54         48       103       103        85         61   Spread
        ------------------------------------------------------------------------------------------------------------------
100-16    3.6054    3.5535    3.4983     3.4399     3.3778     3.3115     3.2408    3.0813    2.8904    2.6542     2.3307   Yield
100-16        73        68        62         56         50         43         36        86        82        59         26   Spread
        ------------------------------------------------------------------------------------------------------------------
100-20     3.575    3.5102    3.4413     3.3682     3.2907      3.208     3.1197    2.9206    2.6823    2.3876     1.9841   Yield
100-20        70        63        56         49         41         33         24        70        61        32         -8   Spread
        ------------------------------------------------------------------------------------------------------------------

WAL         4.52      3.09      2.31       1.82      1.49       1.25       1.06      0.80      0.61      0.48       0.36
Mod Durn    4.08      2.86      2.17       1.73      1.42       1.20       1.02      0.77      0.59      0.46       0.36
Principal  May05-    Jun04-    Dec03-     Aug03-   Jun03-     Apr03-     Feb03-    Dec02-    Nov02-    Oct02-      Sep02-
Window     Oct08     Oct06     Sep05      Jan05    Jul04      Mar04      Dec03     Aug03     Apr03     Feb03       Dec02

CMT_1YR      2.3

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman
Sachs imposing any limitation of any kind.


GSR0205 - Price/Yield - A1C

Balance $262,102,000.00     Delay          24                Coupon  IF CURMONTH LE 83 THEN 5.497 ELSE CMT_1YR + 1.75
Coupon  5.497               Dated          6/1/02
Settle  6/28/02             First Payment  7/25/02

        --------------------------------------------------------------------------------------------------------------------------
Price    10 CPR,   15 CPR,    20 CPR,    25 CPR,    30 CPR,     35 CPR,    40 CPR,   50 CPR,   60 CPR,   70 CPR,   80 CPR,
        Call (Y)   Call (Y)   Call (Y)   Call (Y)   Call (Y)   Call (Y)   Call (Y)  Call (Y)  Call (Y)  Call (Y)   Call (Y)
        --------------------------------------------------------------------------------------------------------------------------
99-28      5.5167    5.5138    5.5088     5.5022    5.4928      5.4811     5.4681    5.4397    5.4039    5.3592    5.2992   Yield
99-28          34        42        57         77        97         120        140       179       217       249       271   Spread
        ------------------------------------------------------------------------------------------------------------------
100-00     5.4944    5.4901    5.4825     5.4725    5.4583      5.4407     5.4211    5.3782    5.3242    5.2566    5.1661   Yield
100-00         31        40        54         74        94         116        135       173       209       239       257   Spread
        ------------------------------------------------------------------------------------------------------------------
100-04     5.4722    5.4665    5.4562     5.4429    5.4239      5.4003     5.3742    5.3168    5.2446    5.1543    5.0333   Yield
100-04         29        37        52         71        90         112        131       167       201       229       244   Spread
        ------------------------------------------------------------------------------------------------------------------
100-08       5.45    5.4428      5.43     5.4134    5.3896      5.3601     5.3273    5.2555    5.1651    5.0521    4.9007   Yield
100-08         27        35        49         68        87         108        126       161       193       219       231   Spread
        ------------------------------------------------------------------------------------------------------------------
100-12     5.4279    5.4192    5.4038     5.3839    5.3553      5.3199     5.2806    5.1943    5.0858    4.9502    4.7684   Yield
100-12         25        32        47         65        83         104        121       155       186       208       218   Spread
        ------------------------------------------------------------------------------------------------------------------
100-16     5.4057    5.3957    5.3777     5.3544    5.3211      5.2797     5.2339    5.1332    5.0066    4.8484    4.6364   Yield
100-16         22        30        44         62        80         100        117       148       178       198       205   Spread
        ------------------------------------------------------------------------------------------------------------------
100-20     5.3836    5.3721    5.3516      5.325    5.2869      5.2397     5.1872    5.0723    4.9276    4.7468    4.5047   Yield
100-20         20        28        41         59        76          96        112       142       170       188       191   Spread
        ------------------------------------------------------------------------------------------------------------------
100-24     5.3616    5.3486    5.3256     5.2956    5.2528      5.1997     5.1407    5.0114    4.8487    4.6455    4.3733   Yield
100-24         18        25        39         56        73          92        107       136       162       178       178   Spread
        ------------------------------------------------------------------------------------------------------------------
100-28     5.3395    5.3252    5.2996     5.2663    5.2188      5.1597     5.0942    4.9506      4.77    4.5443    4.2421   Yield
100-28         16        23        36         53        70          88        103       130       154       168       165   Spread
        ------------------------------------------------------------------------------------------------------------------
101-00     5.3176    5.3017    5.2736     5.2371    5.1848      5.1199     5.0478      4.89    4.6914    4.4433    4.1112   Yield
101-00         14        21        34         50        66          84         98       124       146       158       152   Spread
        ------------------------------------------------------------------------------------------------------------------
101-04     5.2956    5.2784    5.2477     5.2078    5.1509      5.0801     5.0015    4.8294    4.6129    4.3425    3.9805   Yield
101-04         11        18        31         47        63          80         93       118       138       148       139   Spread
        ------------------------------------------------------------------------------------------------------------------

WAL          6.89      6.40      5.69       4.98      4.20        3.51       2.97      2.22      1.68      1.29      0.99
Mod Durn     5.60      5.26      4.74       4.21      3.62        3.09       2.66      2.03      1.57      1.22      0.94
Principal  Oct08-    Oct06-    Sep05-     Jan05-    Jul04-      Mar04-     Dec03-    Aug03-    Apr03-    Feb03-      Dec02-
Window      May09     May09     May09      May09     Sep08       Sep07      Nov06     Oct05     Dec04     May04       Dec03

CMT_1YR       2.3

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0205 - Price/Yield - A2

Balance $171,544,000.00     Delay               24             Coupon   IF CURMONTH LE 96 THEN 5.424 ELSE CMT_1YR + 1.75
Coupon  5.424               Dated               6/1/02
Settle  6/28/02             First Payment       7/25/02

        --------------------------------------------------------------------------------------------------------------------------
Price    10 CPR,    15 CPR,   20 CPR,   25 CPR,   30 CPR,    35 CPR,  40 CPR,   50 CPR,   60 CPR,   70 CPR,   80 CPR,
        Call (Y)    Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)
        --------------------------------------------------------------------------------------------------------------------------
100-12      5.312    5.2799    5.2436    5.1996   5.1432    5.0827    5.0162      4.87    4.6889    4.4639    4.1639   Yield
100-12         53        73        93       113      137       154       175       201       210       187       157   Spread
        ---------------------------------------------------------------------------------------------------------------
100-16     5.2828    5.2453    5.2029    5.1516   5.0857     5.015    4.9373    4.7666    4.5551    4.2925    3.9423   Yield
100-16         50        70        89       108      132       147       167       191       196       170       135   Spread
        ---------------------------------------------------------------------------------------------------------------
100-20     5.2536    5.2107    5.1622    5.1036   5.0283    4.9474    4.8587    4.6634    4.4217    4.1216    3.7213   Yield
100-20         47        67        85       103      126       140       159       180       183       153       113   Spread
        ---------------------------------------------------------------------------------------------------------------
100-24     5.2245    5.1762    5.1217    5.0558    4.971    4.8801    4.7802    4.5606    4.2886    3.9511    3.5011   Yield
100-24         44        63        81        98      120       133       151       170       170       136        91   Spread
        ---------------------------------------------------------------------------------------------------------------
100-28     5.1954    5.1418    5.0813     5.008   4.9139    4.8128    4.7019    4.4579    4.1559    3.7811    3.2815   Yield
100-28         41        60        77        93      114       127       143       160       156       119        69   Spread
        ---------------------------------------------------------------------------------------------------------------
101-00     5.1664    5.1075    5.0409    4.9604   4.8569    4.7458    4.6238    4.3556    4.0236    3.6116    3.0626   Yield
101-00         38        56        73        89      109       120       136       149       143       102        47   Spread
        ---------------------------------------------------------------------------------------------------------------
101-04     5.1374    5.0732    5.0007    4.9129      4.8    4.6789    4.5459    4.2535    3.8916    3.4426    2.8444   Yield
101-04         35        53        69        84      103       113       128       139       130        85        25   Spread
        ---------------------------------------------------------------------------------------------------------------
101-08     5.1085    5.0391    4.9605    4.8655   4.7433    4.6121    4.4681    4.1517    3.7599     3.274    2.6268   Yield
101-08         32        49        65        79       97       107       120       129       117        68         4   Spread
        ---------------------------------------------------------------------------------------------------------------
101-12     5.0797    5.0049    4.9204    4.8182   4.6867    4.5456    4.3906    4.0501    3.6286     3.106    2.4099   Yield
101-12         29        46        61        74       92       100       112       119       104        51       -18   Spread
        ---------------------------------------------------------------------------------------------------------------
101-16     5.0509    4.9709    4.8804     4.771   4.6302    4.4791    4.3133    3.9488    3.4977    2.9384    2.1937   Yield
101-16         26        43        57        70       86        93       105       109        91        35       -40   Spread
        ---------------------------------------------------------------------------------------------------------------
101-20     5.0221    4.9369    4.8405    4.7239   4.5739    4.4129    4.2361    3.8477    3.3671    2.7712    1.9781   Yield
101-20         24        39        53        65       80        87        97        99        78        18       -61   Spread
        ---------------------------------------------------------------------------------------------------------------

WAL          5.15      4.28      3.59      2.98     2.43      2.03      1.72      1.29      0.98      0.76      0.58
Mod Durn     4.25      3.59      3.06      2.59     2.17      1.84      1.58      1.21      0.93      0.73      0.56
Principal  Jul02-    Jul02-    Jul02-    Jul02-   Jul02-    Jul02-    Jul02-    Jul02-    Jul02-    Jul02-      Jul02-
Window      Jun10     Jun10     Jun10     Jun10    Sep08     Sep07     Nov06     Oct05     Dec04     May04       Dec03

CMT_1YR       2.3

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman
Sachs imposing any limitation of any kind.


GSR0205 - Price/Yield - B1

Balance $6,871,000.00                 Delay                 24
Coupon          5.567                 Dated             6/1/02
Settle        6/28/02                 First Payment    7/25/02


        --------------------------------------------------------------------------------------------------------------------------
Price    10 CPR,    15 CPR,   20 CPR,   25 CPR,   30 CPR,    35 CPR,  40 CPR,   50 CPR,   60 CPR,   70 CPR,   80 CPR,
        Call (Y)    Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)
        --------------------------------------------------------------------------------------------------------------------------
99-12       4.925    5.2576    5.4947    5.6503   5.6999    5.7085    5.7181    5.7408    5.7694    5.8108    5.8542   Yield
99-12         -12        52       103       135      165       189       209       241       267       308       336   Spread
        ---------------------------------------------------------------------------------------------------------------
99-16      4.9091    5.2375    5.4697     5.621   5.6666    5.6708    5.6755    5.6868     5.701    5.7216    5.7432   Yield
99-16         -14        50       101       132      162       185       205       236       260       299       325   Spread
        ---------------------------------------------------------------------------------------------------------------
99-20      4.8933    5.2173    5.4448    5.5918   5.6333    5.6332    5.6331    5.6329    5.6327    5.6325    5.6324   Yield
99-20         -15        48        98       129      159       181       200       230       253       290       314   Spread
        ---------------------------------------------------------------------------------------------------------------
99-24      4.8775    5.1972    5.4199    5.5626   5.6001    5.5956    5.5907     5.579    5.5645    5.5436    5.5218   Yield
99-24         -17        46        96       126      155       177       196       225       246       281       303   Spread
        ---------------------------------------------------------------------------------------------------------------
99-28      4.8617    5.1771     5.395    5.5334    5.567    5.5581    5.5483    5.5252    5.4964    5.4549    5.4115   Yield
99-28         -18        44        93       123      152       174       192       220       239       273       292   Spread
        ---------------------------------------------------------------------------------------------------------------
100-00     4.8459    5.1571    5.3702    5.5043   5.5339    5.5207    5.5061    5.4716    5.4285    5.3663    5.3013   Yield
100-00        -20        42        91       121      149       170       188       214       233       264       281   Spread
        ---------------------------------------------------------------------------------------------------------------
100-04     4.8302    5.1371    5.3455    5.4753   5.5008    5.4833    5.4639     5.418    5.3607    5.2779    5.1913   Yield
100-04        -21        40        88       118      145       166       183       209       226       255       270   Spread
        ---------------------------------------------------------------------------------------------------------------
100-08     4.8145    5.1171    5.3208    5.4463   5.4679     5.446    5.4218    5.3645     5.293    5.1897    5.0816   Yield
100-08        -23        38        86       115      142       163       179       203       219       246       259   Spread
        ---------------------------------------------------------------------------------------------------------------
100-12     4.7988    5.0972    5.2961    5.4174   5.4349    5.4088    5.3797    5.3111    5.2254    5.1016    4.9721   Yield
100-12        -25        36        84       112      139       159       175       198       212       237       248   Spread
        ---------------------------------------------------------------------------------------------------------------
100-16     4.7832    5.0773    5.2715    5.3885    5.402    5.3716    5.3377    5.2578    5.1579    5.0137    4.8627   Yield
100-16        -26        34        81       109      136       155       171       193       206       228       237   Spread
        ---------------------------------------------------------------------------------------------------------------
100-20     4.7676    5.0575    5.2469    5.3596   5.3692    5.3345    5.2958    5.2046    5.0905    4.9259    4.7536   Yield
100-20        -28        32        79       106      132       151       167       187       199       220       226   Spread
        ---------------------------------------------------------------------------------------------------------------

WAL         11.17      8.15      6.24      5.13     4.40      3.83      3.34      2.57      1.99      1.51      1.20
Mod Durn     7.91      6.22      5.02      4.28     3.76      3.33      2.95      2.32      1.83      1.41      1.13
Principal  Jul02-    Jul02-    Jul02-    Jul02-   Jul02-    Jul02-    Jul02-    Jul02-    Jul02-    Jul02-      Jul02-
Window      Feb19     Oct14     Dec11     Jan10    Sep08     Sep07     Nov06     Oct05     Dec04     May04       Dec03

CMT_1YR       2.3

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman
Sachs imposing any limitation of any kind.


GSR0205 - Price/Yield - B2

Balance $3,055,000.00       Delay               24
Coupon  5.867               Dated               6/1/02
Settle  6/28/02             First Payment       7/25/02

        --------------------------------------------------------------------------------------------------------------------------
Price    10 CPR,    15 CPR,   20 CPR,   25 CPR,   30 CPR,    35 CPR,  40 CPR,   50 CPR,   60 CPR,   70 CPR,   80 CPR,
        Call (Y)    Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)
        --------------------------------------------------------------------------------------------------------------------------
99-12      5.2411    5.5686    5.8017    5.9548   6.0034    6.0114    6.0203    6.0417    6.0684    6.1072    6.1479 Yield
99-12          20        83       134       166      196       219       239       271       297       338       365 Spread
        -------------------------------------------------------------------------------------------------------------
99-16       5.225    5.5482    5.7765    5.9252   5.9698    5.9734    5.9775    5.9874    5.9997    6.0177    6.0365 Yield
99-16          18        81       132       163      192       215       235       266       290       329       354 Spread
        -------------------------------------------------------------------------------------------------------------
99-20      5.2089    5.5277    5.7513    5.8957   5.9363    5.9355    5.9348    5.9331    5.9311    5.9283    5.9254 Yield
99-20          16        79       129       160      189       211       230       260       283       320       343 Spread
        -------------------------------------------------------------------------------------------------------------
99-24      5.1928    5.5074    5.7261    5.8662   5.9028    5.8977    5.8921     5.879    5.8626    5.8391    5.8145 Yield
99-24          15        77       127       157      186       208       226       255       276       311       332 Spread
        -------------------------------------------------------------------------------------------------------------
99-28      5.1767     5.487     5.701    5.8368   5.8694      5.86    5.8495    5.8249    5.7943    5.7501    5.7038 Yield
99-28          13        75       124       154      182       204       222       250       269       302       321 Spread
        -------------------------------------------------------------------------------------------------------------
100-00     5.1607    5.4667    5.6759    5.8075    5.836    5.8223     5.807     5.771    5.7261    5.6612    5.5933 Yield
100-00         12        73       122       151      179       200       218       244       262       293       310 Spread
        -------------------------------------------------------------------------------------------------------------
100-04     5.1447    5.4464    5.6509    5.7782   5.8027    5.7846    5.7645    5.7171    5.6579    5.5724     5.483 Yield
100-04         10        71       119       148      176       196       213       239       256       284       299 Spread
        -------------------------------------------------------------------------------------------------------------
100-08     5.1287    5.4262    5.6259    5.7489   5.7694    5.7471    5.7222    5.6633    5.5899    5.4839    5.3729 Yield
100-08          8        69       117       145      172       193       209       233       249       275       288 Spread
        -------------------------------------------------------------------------------------------------------------
100-12     5.1127     5.406     5.601    5.7197   5.7362    5.7096    5.6798    5.6097    5.5221    5.3955     5.263 Yield
100-12          7        67       114       142      169       189       205       228       242       267       277 Spread
        -------------------------------------------------------------------------------------------------------------
100-16     5.0968    5.3858    5.5761    5.6905   5.7031    5.6721    5.6376    5.5561    5.4543    5.3073    5.1534 Yield
100-16          5        65       112       139      166       185       201       223       235       258       266 Spread
        -------------------------------------------------------------------------------------------------------------
100-20     5.0809    5.3657    5.5512    5.6614     5.67    5.6347    5.5954    5.5026    5.3866    5.2192    5.0439 Yield
100-20          4        63       109       136      162       181       197       217       228       249       255 Spread
        -------------------------------------------------------------------------------------------------------------

WAL         11.17      8.15      6.24      5.13     4.40      3.83      3.34      2.57      1.99      1.51      1.20
Mod Durn     7.77      6.13      4.97      4.24     3.73      3.30      2.93      2.31      1.83      1.40      1.13
Principal  Jul02-    Jul02-    Jul02-    Jul02-   Jul02-    Jul02-    Jul02-    Jul02-    Jul02-    Jul02-     Jul02-
Window      Feb19     Oct14     Dec11     Jan10    Sep08     Sep07     Nov06     Oct05     Dec04     May04      Dec03

CMT_1YR       2.3

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0205 - Price/Yield - B3

Balance $2,290,000.00       Delay               24
Coupon  6.565               Dated               6/1/02
Settle  6/28/02             First Payment       7/25/02

        --------------------------------------------------------------------------------------------------------------------------
Price    10 CPR,    15 CPR,   20 CPR,   25 CPR,   30 CPR,    35 CPR,  40 CPR,   50 CPR,   60 CPR,   70 CPR,   80 CPR,
        Call (Y)    Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)
        --------------------------------------------------------------------------------------------------------------------------
99-12      5.9757    6.2907    6.5143    6.6609   6.7067    6.7129    6.7199    6.7365    6.7574    6.7877    6.8194 Yield
99-12          93       155       205       236      266       289       309       341       366       406       433 Spread
        -------------------------------------------------------------------------------------------------------------
99-16      5.9589    6.2696    6.4884    6.6308   6.6725    6.6744    6.6765    6.6816     6.688    6.6974    6.7073 Yield
99-16          91       153       203       233      263       285       305       335       359       397       421 Spread
        -------------------------------------------------------------------------------------------------------------
99-20      5.9421    6.2486    6.4626    6.6006   6.6384    6.6359    6.6331    6.6267    6.6187    6.6073    6.5954 Yield
99-20          90       151       200       230      259       282       300       330       352       388       410 Spread
        -------------------------------------------------------------------------------------------------------------
99-24      5.9253    6.2275    6.4368    6.5705   6.6043    6.5974    6.5898    6.5719    6.5496    6.5174    6.4838 Yield
99-24          88       149       198       227      256       278       296       324       345       379       399 Spread
        -------------------------------------------------------------------------------------------------------------
99-28      5.9086    6.2065     6.411    6.5405   6.5702     6.559    6.5466    6.5172    6.4806    6.4276    6.3723 Yield
99-28          86       147       195       224      252       274       292       319       338       370       388 Spread
        -------------------------------------------------------------------------------------------------------------
100-00     5.8919    6.1856    6.3853    6.5105   6.5362    6.5207    6.5034    6.4626    6.4117     6.338     6.261 Yield
100-00         85       145       192       221      249       270       287       313       331       361       377 Spread
        -------------------------------------------------------------------------------------------------------------
100-04     5.8752    6.1647    6.3597    6.4806   6.5023    6.4825    6.4603    6.4081    6.3429    6.2486      6.15 Yield
100-04         83       142       190       218      246       266       283       308       324       352       366 Spread
        -------------------------------------------------------------------------------------------------------------
100-08     5.8585    6.1438    6.3341    6.4507   6.4684    6.4443    6.4173    6.3537    6.2742    6.1593    6.0392 Yield
100-08         81       140       187       215      242       262       279       302       317       343       355 Spread
        -------------------------------------------------------------------------------------------------------------
100-12     5.8419     6.123    6.3085    6.4209   6.4346    6.4061    6.3744    6.2993    6.2057    6.0702    5.9286 Yield
100-12         80       138       185       212      239       259       274       297       310       334       343 Spread
        -------------------------------------------------------------------------------------------------------------
100-16     5.8253    6.1022     6.283    6.3911   6.4009    6.3681    6.3315    6.2451    6.1372    5.9813    5.8181 Yield
100-16         78       136       182       209      235       255       270       292       304       325       332 Spread
         -------------------------------------------------------------------------------------------------------------
100-20     5.8088    6.0814    6.2575    6.3614   6.3672    6.3301    6.2887     6.191    6.0689    5.8925    5.7079 Yield
100-20         76       134       180       206      232       251       266       286       297       316       321 Spread
        -------------------------------------------------------------------------------------------------------------

WAL         11.17      8.15      6.24      5.13     4.40      3.83      3.34      2.57      1.99      1.51      1.20
Mod Durn     7.45      5.94      4.84      4.15     3.66      3.25      2.89      2.28      1.81      1.39      1.12
Principal  Jul02-    Jul02-    Jul02-    Jul02-   Jul02-    Jul02-    Jul02-    Jul02-    Jul02-    Jul02-      Jul02-
Window      Feb19     Oct14     Dec11     Jan10    Sep08     Sep07     Nov06     Oct05     Dec04     May04       Dec03

CMT_1YR       2.3

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

                              CMO GSR 0205 A1B
                          Scenario Report (Intex)

                       Generated: 06/11/2002 10:50:08               Page 1 of 2
====================================================================================================================================
CUSIP              Monthly      As Of                 6/02     Pricing       6/10/02     Original  144,660,000.00
Description:       MACR(GMC_A1B=100),Floater,Senior            Settle        6/27/02     Balance   144,660,000.00
Coupon:            3.699% = -0 x                               Next Proj     7/25/02     Factor        1.00000000
Formula:           (NaN - O1ycmt), as of=6/02                  Stated Final   0/0/00     Delay                  0
Collateral:        Cpm7.14  WAC 7.39  WAM 326  WALA 33
Historical CPR's:  6/02=    5/02=    4/02=    3mo=    6mo=    12mo=    SI=
Curve:             3m=   6m=   1yr=   2yr=   3yr=   4yr=   5yr=   7yr=   10yr=   30yr=
------------------------------------------------------------------------------------------------------------------------------------
      Input      Output       SCEN-1         SCEN-2         SCEN-3        SCEN-4         SCEN-5         SCEN-6        SCEN-7
       -----      ------       ------         ------         ------        ------         ------         ------        ------
     Cleanup                   SCEN_1         SCEN_2         SCEN_3        SCEN_4         SCEN_5         SCEN_6        SCEN_7
                 Av Life        4.524          2.314          1.493         1.250          1.065          0.798         0.614
       Price      Window   5/05-10/08     12/03-9/05      6/03-7/04     4/03-3/04     2/03-12/03     12/02-8/03    11/02-4/03
       99-24       Yield        3.789          3.843          3.903         3.936          3.972          4.052         4.147
               LibStaSpr        -94.3           -2.4           64.4          91.2          114.7          151.4         179.1

       99-25       Yield        3.781          3.828          3.881         3.910          3.941          4.011         4.095
               LibStaSpr        -95.0           -3.8           62.3          88.7          111.7          147.4         174.0
       99-26       Yield        3.774          3.814          3.859         3.884          3.911          3.971         4.042
               LibStaSpr        -95.8           -5.2           60.2          86.2          108.7          143.5         168.9
       99-27       Yield        3.766          3.800          3.837         3.858          3.880          3.930         3.990
               LibStaSpr        -96.5           -6.6           58.0          83.6          105.8          139.6         163.9

       99-28       Yield        3.758          3.785          3.815         3.832          3.850          3.890         3.937
               LibStaSpr        -97.3           -8.0           55.9          81.1          102.8          135.7         158.8
       99-29       Yield        3.751          3.771          3.793         3.806          3.819          3.849         3.885
               LibStaSpr        -98.0           -9.4           53.8          78.6           99.8          131.7         153.7
       99-30       Yield        3.743          3.756          3.771         3.780          3.789          3.809         3.832
               LibStaSpr        -98.7          -10.8           51.7          76.0           96.9          127.8         148.7
       99-31       Yield        3.735          3.742          3.750         3.754          3.758          3.768         3.780
               LibStaSpr        -99.5          -12.2           49.5          73.5           93.9          123.9         143.6
      100-00       Yield        3.728          3.728          3.728         3.728          3.728          3.728         3.728
               LibStaSpr       -100.2          -13.6           47.4          71.0           91.0          120.0         138.5

      100-01       Yield        3.720          3.713          3.706         3.702          3.697          3.687         3.675
               LibStaSpr       -101.0          -15.0           45.3          68.5           88.0          116.1         133.5
      100-02       Yield        3.712          3.699          3.684         3.676          3.667          3.647         3.623
               LibStaSpr       -101.7          -16.4           43.2          65.9           85.1          112.2         128.4

      100-03       Yield        3.705          3.685          3.662         3.650          3.636          3.606         3.571
               LibStaSpr       -102.5          -17.8           41.0          63.4           82.1          108.2         123.4
      100-04       Yield        3.697          3.670          3.640         3.624          3.606          3.566         3.519
               LibStaSpr       -103.2          -19.1           38.9          60.9           79.2          104.3         118.3

      100-05       Yield        3.689          3.656          3.618         3.598          3.575          3.526         3.466
               LibStaSpr       -104.0          -20.5           36.8          58.4           76.2          100.4         113.3

      100-06       Yield        3.682          3.642          3.596         3.572          3.545          3.485         3.414
               LibStaSpr       -104.7          -21.9           34.7          55.8           73.2           96.5         108.2

      100-07       Yield        3.674          3.627          3.575         3.546          3.515          3.445         3.362
               LibStaSpr       -105.5          -23.3           32.5          53.3           70.3           92.6         103.2

      100-08       Yield        3.666          3.613          3.553         3.520          3.484          3.405         3.310
               LibStaSpr       -106.2          -24.7           30.4          50.8           67.3           88.7          98.1

------------------------------------------------------------------------------------------------------------------------------------

This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. This material is based upon information that we consider reliable, but we do not represent it as accurate or complete. We or persons involved in the preparation or issuance of this material, may from time to time have positions or conduct transactions in the securities mentioned herein. This material has been issued by Goldman Sachs & Co. and has been approved by Goldman Sachs International, a member of The Securities and Futures Authority, in connection with distribution in the United Kingdom, and by Goldman Sachs Canada in connection with distribution in Canada. Additional information on any of the securities, futures or options mentioned in this material may be obtained upon request. For this purpose, persons in Italy should contact Goldman Sachs S.I.M. S.P.A. in Milan, or at its London branch office at 133 Fleet Street. Goldman Sachs International may have acted upon or used this research prior to, or immediately following its publication.

                              CMO GSR 0205 A1B
                          Definition of Scenario Groups

                       Generated: 06/11/2002 10:50:08               Page 1 of 1
====================================================================================================================================
CUSIP              Monthly      As Of                 6/02     Pricing       6/10/02     Original  144,660,000.00
Description:       MACR(GMC_A1B=100),Floater,Senior            Settle        6/27/02     Balance   144,660,000.00
Coupon:            3.699% = -0 x                               Next Proj     7/25/02     Factor        1.00000000
Formula:           (NaN - O1ycmt), as of=6/02                  Stated Final   0/0/00     Delay                  0
Collateral:        Cpm7.14  WAC 7.39  WAM 326  WALA 33
Historical CPR's:  6/02=    5/02=    4/02=    3mo=    6mo=    12mo=    SI=
Curve:             3m=   6m=   1yr=   2yr=   3yr=   4yr=   5yr=   7yr=   10yr=   30yr=
------------------------------------------------------------------------------------------------------------------------------------
       Input      Output       SCEN-1         SCEN-2         SCEN-3        SCEN-4         SCEN-5         SCEN-6        SCEN-7
       -----      ------       ------         ------         ------        ------         ------         ------        ------
      PREPAY        DEAL       10 CPR         20 CPR         30 CPR        35 CPR         40 CPR         50 CPR        60 CPR
      01YTSY      2.3000           +0             +0             +0            +0             +0             +0            +0
  DFT_METHOD        DEAL          SDA            SDA            SDA           SDA            SDA            SDA           SDA
     -
    DFT_RATE        DEAL            0              0              0             0              0              0             0
   SEVERITY%        DEAL            0              0              0             0              0              0             0
     MOS_LIQ        DEAL            0              0              0             0              0              0             0
      ADV_PI        DEAL          YES            YES            YES           YES            YES            YES           YES
  BL_EXT_MOS        DEAL            0              0              0             0              0              0             0
    BL_EXT_%        DEAL          100            100            100           100            100            100           100
        CALL        DEAL          YES            YES            YES           YES            YES            YES           YES
        FAIL        DEAL           NO             NO             NO            NO             NO             NO            NO
PAST_MAT_MOS        DEAL           12             12             12            12             12             12            12

------------------------------------------------------------------------------------------------------------------------------------

This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. This material is based upon information that we consider reliable, but we do not represent it as accurate or complete. We or persons involved in the preparation or issuance of this material, may from time to time have positions or conduct transactions in the securities mentioned herein. This material has been issued by Goldman Sachs & Co. and has been approved by Goldman Sachs International, a member of The Securities and Futures Authority, in connection with distribution in the United Kingdom, and by Goldman Sachs Canada in connection with distribution in Canada. Additional information on any of the securities, futures or options mentioned in this material may be obtained upon request. For this purpose, persons in Italy should contact Goldman Sachs S.I.M. S.P.A. in Milan, or at its London branch office at 133 Fleet Street. Goldman Sachs International may have acted upon or used this research prior to, or immediately following its publication.

                              CMO GSR 0205 A1A
                          Scenario Report (Intex)

                      Generated: 06/11/2002 10:48:41                Page 1 of 2
====================================================================================================================================
CUSIP              Monthly      As Of                 6/02     Pricing       6/10/02     Original   169,972,000.00
Description:       MACR(GMC_A1A=100),Floater,Senior            Settle        6/27/02     Balance    169,972,000.00
Coupon:            2.695% = -0 x                               Next Proj     7/25/02     Factor         1.00000000
Formula:           (NaN - O1ycmt), as of=6/02                  Stated Final   0/0/00     Delay                  0
Collateral:        Cpn 7.14  WAC 7.39  WAM 326  WALA 33
Historical CPR's:  6/02=    5/02=    4/02=    3mo=    6mo=    12mo=    SI=
Curve:             3m=   6m=   1yr=   2yr=   3yr=   4yr=   5yr=   7yr=   10yr=   30yr=
====================================================================================================================================
       Input      Output       SCEN-1         SCEN-2         SCEN-3        SCEN-4         SCEN-5         SCEN-6        SCEN-7
       -----      ------       ------         ------         ------        ------         ------         ------        ------
     Cleanup                   SCEN_1         SCEN_2         SCEN_3        SCEN_4         SCEN_5         SCEN_6        SCEN_7
                 Av Life        1.396          0.719          0.472         0.400          0.345          0.265         0.212
       Price      Window    7/02-5/05     7/02-12/03      7/02-6/03     7/02-4/03      7/02-2/03     7/02-12/02    7/02-11/02
       99-24       Yield        2.896          3.068          3.252         3.349          3.452          3.672         3.915
               LibStaSpr        -53.7           41.6           93.2         111.6          127.2          157.6         186.0

       99-25       Yield        2.873          3.023          3.184         3.269          3.359          3.551         3.764
               LibStaSpr        -56.0           37.3           86.7         103.8          118.2          145.9         171.4
       99-26       Yield        2.850          2.978          3.116         3.189          3.266          3.431         3.613
               LibStaSpr        -58.3           32.9           80.1          96.1          109.3          134.3         156.8
       99-27       Yield        2.827          2.933          3.049         3.109          3.173          3.310         3.462
               LibStaSpr        -60.6           28.6           73.5          88.3          100.3          122.7         142.2

       99-28       Yield        2.803          2.889          2.981         3.029          3.080          3.190         3.311
               LibStaSpr        -62.8           24.2           66.9          80.6           91.4          111.0         127.7
       99-29       Yield        2.780          2.844          2.913         2.949          2.988          3.070         3.161
               LibStaSpr        -65.1           19.9           60.4          72.9           82.4           99.4         113.1

       99-30       Yield        2.757          2.799          2.845         2.870          2.895          2.950         3.011
               LibStaSpr        -67.4           15.5           53.8          65.1           73.5           87.8          98.6

       99-31       Yield        2.733          2.755          2.778         2.790          2.803          2.830         2.860
               LibStaSpr        -69.7           11.2           47.2          57.4           64.5           76.2          84.0

      100-00       Yield        2.710          2.710          2.710         2.710          2.710          2.710         2.710
               LibStaSpr        -71.9            6.9           40.7          49.7           55.6           64.6          69.5

      100-01       Yield        2.687          2.666          2.643         2.631          2.618          2.591         2.560
               LibStaSpr        -74.2            2.5           34.1          42.0           46.6           53.0          55.0

      100-02       Yield        2.664          2.621          2.575         2.551          2.526          2.471         2.411
               LibStaSpr        -76.5           -1.8           27.6          34.2           37.7           41.4          40.4

      100-03       Yield        2.641          2.577          2.508         2.472          2.433          2.352         2.261
               LibStaSpr        -78.7           -6.2           21.0          26.5           28.8           29.8          25.9

      100-04       Yield        2.617          2.532          2.440         2.392          2.341          2.232         2.112
               LibStaSpr        -81.0          -10.5           14.5          18.8           19.9           18.3          11.4

      100-05       Yield        2.594          2.488          2.373         2.313          2.249          2.113         1.963
               LibStaSpr        -83.3          -14.8            7.9          11.1           10.9            6.7          -3.1

      100-06       Yield        2.571          2.443          2.306         2.233          2.157          1.994         1.814
               LibStaSpr        -85.5          -19.1            1.4           3.4            2.0           -4.9         -17.6
      100-07       Yield        2.548          2.399          2.239         2.154          2.065          1.875         1.665
               LibStaSpr        -87.8          -23.5           -5.1          -4.3           -6.9          -16.4         -32.0
      100-08       Yield        2.525          2.355          2.172         2.075          1.974          1.756         1.516
               LibStaSpr        -90.1          -27.8          -11.7         -12.0          -15.8          -28.0         -46.5

------------------------------------------------------------------------------------------------------------------------------------

This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. This material is based upon information that we consider reliable, but we do not represent it as accurate or complete. We or persons involved in the preparation or issuance of this material, may from time to time have positions or conduct transactions in the securities mentioned herein. This material has been issued by Goldman Sachs & Co. and has been approved by Goldman Sachs International, a member of The Securities and Futures Authority, in connection with distribution in the United Kingdom, and by Goldman Sachs Canada in connection with distribution in Canada. Additional information on any of the securities, futures or options mentioned in this material may be obtained upon request. For this purpose, persons in Italy should contact Goldman Sachs S.I.M. S.P.A. in Milan, or at its London branch office at 133 Fleet Street. Goldman Sachs International may have acted upon or used this research prior to, or immediately following its publication.

                              CMO GSR 0205 A1A
                       Definition of Scenario Groups

                      Generated: 06/11/2002 10:48:41                Page 1 of 1
====================================================================================================================================
CUSIP              Monthly      As Of                 6/02     Pricing       6/10/02     Original   169,972,000.00
Description:       MACR(GMC_A1A=100),Floater,Senior            Settle        6/27/02     Balance    169,972,000.00
Coupon:            2.695% = -0 x                               Next Proj     7/25/02     Factor         1.00000000
Formula:           (NaN - O1ycmt),     as of=6/02              Stated Final   0/0/00      Delay                  0
Collateral:        Cpn 7.14  WAC 7.39  WAM 326  WALA 33
Historical CPR's:  6/02=    5/02=    4/02=    3mo=    6mo=    12mo=    SI=
Curve:             3m=   6m=   1yr=   2yr=   3yr=   4yr=   5yr=   7yr=   10yr=   30yr=
====================================================================================================================================
       Input      Output       SCEN-1         SCEN-2         SCEN-3        SCEN-4         SCEN-5         SCEN-6        SCEN-7
       -----      ------       ------         ------         ------        ------         ------         ------        ------
      PREPAY        DEAL        10CPR         20 CPR         30 CPR        35 CPR         40 CPR         50 CPR        60 CPR
      01YTSY      2.3000           +0             +0             +0            +0             +0             +0            +0
  DFT_METHOD        DEAL          SDA            SDA            SDA           SDA            SDA            SDA           SDA
    DFT_RATE        DEAL            0              0              0             0              0              0             0
   SEVERITY%        DEAL            0              0              0             0              0              0             0
     MOS_LIQ        DEAL            0              0              0             0              0              0             0
      ADV_PI        DEAL          YES            YES            YES           YES            YES            YES           YES
  BL_EXT_MOS        DEAL            0              0              0             0              0              0             0
    BL_EXT_%        DEAL          100            100            100           100            100            100           100
        CALL        DEAL           NO             NO             NO            NO             NO             NO            NO
        FAIL        DEAL           NO             NO             NO            NO             NO             NO            NO
PAST_MAT_MOS        DEAL           12             12             12            12             12             12            12

------------------------------------------------------------------------------------------------------------------------------------

This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. This material is based upon information that we consider reliable, but we do not represent it as accurate or complete. We or persons involved in the preparation or issuance of this material, may from time to time have positions or conduct transactions in the securities mentioned herein. This material has been issued by Goldman Sachs & Co. and has been approved by Goldman Sachs International, a member of The Securities and Futures Authority, in connection with distribution in the United Kingdom, and by Goldman Sachs Canada in connection with distribution in Canada. Additional information on any of the securities, futures or options mentioned in this material may be obtained upon request. For this purpose, persons in Italy should contact Goldman Sachs S.I.M. S.P.A. in Milan, or at its London branch office at 133 Fleet Street. Goldman Sachs International may have acted upon or used this research prior to, or immediately following its publication.